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                FREMONT MUTUAL FUNDS, INC.
                -----------------------------------------------
                               Annual Report | October 31, 2000

                                                   fremont
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM MICHAEL H. KOSICH,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

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Dear Fellow Shareholder,

Greed and fear are said to be the two dominant emotions impacting investor behavior. During the first four months of this reporting period, greed held sway, with investors "chasing" exceptional returns in technology stocks. In early March, greed gave way to fear--first, that valuations were simply too high, and in mid-summer, that third quarter earnings would fail to live up to expectations. Indeed, several high profile U.S. multi-nationals and leading technology companies either reported disappointing third quarter earnings or warned that future earnings were not going to meet consensus estimates. With the exception of brief rallies in August and the last week of October, stocks trended lower from late spring through the end of fiscal 2000. We witnessed a similar performance pattern in international equities markets, which were confronted by additional challenges, most notably rapidly rising oil prices and a plummeting euro.

As I write, global stock markets continue to flounder as investors wrestle with a host of economic and market issues. Our equities funds' portfolio managers face the same challenge -- interpreting economic and market trends and deciding how best to respond to the changing environment. They will share their current thoughts with you in the following Annual Report. As should be expected, the managers have different opinions on these issues and favor different investment strategies. But, they all agree that over the long term, the financial markets will reward investors for their discipline and patience.

Highlights this year include Money Magazine citing the Fremont U.S. Small Cap Fund as one of the top 100 mutual funds in its June, 2000 issue and Mutual Funds Magazine pronouncing the Fremont Bond Fund as one of the top 10 funds to buy in 2001 in its recently published December, 2000 issue.

On October 4, 2000, Fremont Investment Advisors announced the appointment of Nancy Tengler, the former President and Chief Investment Officer of Global
Alliance Value Investors, Ltd., as its new President and CIO. Nancy brings a wealth of experience and an admirable track record of investment success to the FIA team. In 2001, we plan to offer a new value oriented growth fund with Nancy Tengler at the helm.

After more than 30 years in the investment business, I've decided to retire at year-end. Nancy will also be succeeding me as President of Fremont Funds. I have enjoyed my tenure at Fremont and am confident I am leaving the firm in good hands.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

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TABLE OF CONTENTS
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FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2
Fremont International Growth Fund                                              4
Fremont Emerging Markets Fund                                                  6
Fremont U.S. Micro-Cap Fund                                                    8
Fremont U.S. Small Cap Fund                                                   10
Fremont Growth Fund                                                           12
Fremont Real Estate Securities Fund                                           14
Fremont Bond Fund                                                             16
Fremont Money Market Fund                                                     18
Fremont California Intermediate Tax-Free Fund                                 20
Report of Independent Accountants                                             22

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                           23
Fremont International Growth Fund                                             38
Fremont Emerging Markets Fund                                                 41
Fremont U.S. Micro-Cap Fund                                                   43
Fremont U.S. Small Cap Fund                                                   45
Fremont Growth Fund                                                           46
Fremont Real Estate Securities Fund                                           48
Fremont Bond Fund                                                             49
Fremont Money Market Fund                                                     53
Fremont California Intermediate Tax-Free Fund                                 56
Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations & Currency Abbreviations                            58
Country Diversification                                                       59

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          60
Statements of Operations                                                      64
Statements of Changes in Net Assets                                           68
Statement of Cash Flows                                                       72

FINANCIAL HIGHLIGHTS                                                          73

NOTES TO FINANCIAL STATEMENTS                                                 79

TAX DESIGNATION                                                               91

--------------------------------------------------------------------------------
FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
for Fremont Global Fund

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Dave Redo, Nancy Tengler, Sandie Kinchen,
Al Kirschbaum, Pete Landini and Andrew Pang

FUND PROFILE

Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

The Fund's portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, the portfolio managers select individual securities based on intensive quantitative and fundamental analysis.

TO OUR SHAREHOLDERS

For the twelve-month period ended October 31, 2000, the Fremont Global Fund returned 8.86% compared to Lipper Global Flexible Fund Average's 7.65%. For the six-month period ended October 31, the Fund lagged the benchmark slightly, declining 3.31% compared to the Lipper benchmark's loss of 2.20%. We are pleased to have achieved solid gains in fiscal 2000's uneven and volatile global markets.

The benefits of diversification in our U.S. equities portfolio were clearly demonstrated during the course of the year. Through the first four months of fiscal 2000, our technology sector holdings excelled, (particularly in the small and micro-cap classes), while investments in value oriented industry groups such as energy and financial services lagged. When the tech sector began retreating in March, our energy and financial services holdings performed quite well, buoying the portfolio. Our utilities investments were strong throughout the year.

Part of our risk-averse investment strategy has been to take some profits in asset classes that have performed particularly well and to put this money into investments that have under-performed. Currently, we are leaning toward modestly reducing our fixed income exposure and increasing our commitment to U.S. technology stocks, which are now priced more attractively.

Results from global equities allocation strategies were mixed. Our over-weighting in UK/European equities and under-weighting in U.S. stocks benefited the portfolio in the first half of the fiscal year as most European markets outperformed. It restrained returns in the second half as rising oil prices and the weak euro undermined European equities markets.

At the close of this reporting period, the Fund had a near neutral weighting in equities (64%), with a modest over-weighting in international stocks and under-weighting in U.S. equities. Fixed income investments comprised 32% of assets and the remaining 4% was in cash reserves.

We continue to over-weight UK/ European equities (59% of our international equities portfolio) and under-weight U.S. stocks. The gap between GDP growth in the U.S. and Europe appears to be narrowing--our 2001 projections are for 3.5% growth for the U.S. versus about 3% for Europe. This should help stem capital outflows from Europe and stabilize the euro. Should other European countries follow the lead of Germany, which eliminated capital gains taxes on corporate asset sales, corporate restructuring should accelerate, enhancing earnings momentum.

We remain under-weighted in Japan, concentrating in export-oriented technology and electronics companies. The Japanese economic recovery is still quite fragile. The banks remain weak, and recently several large insurance companies have filed for bankruptcy. The government continues to pump money into the economy, but the Japanese consumer is still not spending. The much publicized restructuring of corporate Japan will have benefits over the long term. However, over the short term, this translates into job losses and further erosion in consumer confidence.

Global fixed income investments delivered solid returns in fiscal 2000 as market interest rates declined through most of the reporting period. We were over-weighted in U.S. bonds, which performed quite well, and under-weighted in the European and Japanese bond markets, which under-performed the U. S. market. Also, our bias toward high quality corporate and government agency bonds in the domestic fixed income portfolio served us well as both these sectors out-performed U.S. Treasury bonds. Finally, we earned excellent returns from our emerging market fixed income investments.

2 FREMONT MUTUAL FUNDS

Looking ahead, we will continue to carefully monitor U.S. economic activity. We believe the U.S. economy will land softly. However, if we see evidence that its final decent may be bumpier than anticipated, we will probably decrease our exposure to corporate bonds and increase our commitments to U.S. Treasuries, which would likely benefit from a "flight to quality" if equities and fixed income investors fasten their seatbelts. We expect the Federal Reserve to hold interest rates at the same level at least through first quarter 2001.

Recently, we have cautiously increased our exposure to European bonds. In our opinion, they offer good fundamental value. If, as we anticipate, oil prices decline in the year ahead, and the euro stabilizes and/or trends higher, European credits should perform quite well.

In closing, the Fund did a good job in fiscal 2000's challenging global financial markets, demonstrating the effectiveness of prudent asset allocation, diversification, and research driven securities selection.

Sincerely,

/s/ Dave Redo               /s/ Pete Landini
/s/ Nancy Tengler           /s/ Sandie Kinchen
/s/ Al Kirschbaum           /s/ Andrew Pang

The Fremont Asset Allocation
Committee

--------------------------------------------------------------------------------
FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

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United States         61.5%
Emerging Markets
  Latin America        2.5%
Europe                22.9%
Canada                 2.8%
Pacific Rim            4.6%
Japan                  5.7%


ANNUAL RETURNS

11/18/88-10/31/89*  +13.71%
11/01/89-10/31/90    -2.64%
11/01/90-10/31/91   +18.38%
11/01/91-10/31/92    +7.10%
11/01/92-10/31/93   +17.51%
11/01/93-10/31/94    +1.74%
11/01/94-10/31/95   +12.78%
11/01/95-10/31/96   +13.72%
11/01/96-10/31/97   +13.01%
11/01/97-10/31/98    +3.62%
11/01/98-10/31/99   +17.37%
11/01/99-10/31/00    +8.86%

TOP TEN HOLDINGS

S&P 500 Futures, 241 Contracts,
  Exp. Dec. 2000 ...............................    10.9%
U.S. Treasury Inflation Indexed Bond, 3.875%,
  01/15/09 .....................................     0.7%
Bundesobligation, 3.750%, 08/26/03 .............     0.7%
Exxon Mobil Corp. ..............................     0.6%
GNMA I TBA, 6.500%, 11/23/30 ...................     0.6%
U.S. Treasury Inflation Indexed Bond, 3.625%,
  07/15/02 .....................................     0.5%
U.S. Treasury Inflation Indexed Bond, 3.875%,
  04/15/29 .....................................     0.5%
U.S. Treasury Note, 5.625%, 05/15/08 ...........     0.5%
FNMA, 7.125%, 06/15/10 .........................     0.5%
General Electric Co. ...........................     0.5%
     TOTAL .....................................    16.0%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                        10/31/00
                                        --------
S&P 500 index                           ($71,929)
Fremont Global Fund                     ($32,200)
Salomon Non-US Govt. Bond Index
  (Currency Hedged)                     ($25,382)
Lehman Bros. Intermediate
  Govt./Corp. Bond Index                ($24,176)
MSCI EAFE Index                         ($19,162)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year          5 Years         10 Years        Since Inception (11/18/88)
--------------------------------------------------------------------------
 8.86%           11.21%          11.27%                  10.28%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index.

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Portfolio Counselor Team
Capital Guardian Trust Company

[PHOTOS OMITTED]

Lionel M. Sauvage, David I. Fisher, Nilly Sikorsky, Hartmut Giesecke, Robert Ronus, Nancy J. Kyle, Rudolf M. Staehlin, Richard N. Havas, Arthur Gromadzki, and Christopher Reed

FUND PROFILE

Under the stewardship of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund is a diversified portfolio of international equities believed to have superior capital appreciation potential. CGTC's parent company, The Capital Group Companies, has one of the investment industry's most elaborate and successful global intelligence networks.

CGTC employs a multiple portfolio manager system. Ten individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. The investment styles of the portfolio managers vary. However, they have a unifying investment objective: superior long term returns versus the same benchmark index. The entire portfolio is carefully monitored to ensure sufficient regional and country diversification.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont International Growth Fund declined 17.35% and 2.54% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 9.00% and 2.89% loss.

Technology and telecommunications stocks had the greatest impact on returns in fiscal 2000. We over-weighted both sectors in the first half and were grandly rewarded as most of our tech and telecom holdings provided generous returns. However, our commitment to these sectors penalized performance in the second half. We made some good tactical adjustments--reducing exposure to some semiconductor manufacturers, long distance and local wireline companies, and competitive local exchange carriers, all of which got hit particularly hard in the global tech and telecom stock retreat. We made some tactical errors as well, most notably increasing our exposure to technology in August, well before the group bottomed in late October.

Despite disappointing performance in second half fiscal 2000, we remain committed to technology and telecommunications. We think technology spending will rebound in 2001, particularly in the corporate computer, internet server, semiconductor, and business software markets. We believe telecommunications spending will also increase, especially in the wireless world. European telecommunications companies spent a fortune on wireless spectrum at the auctions held this Spring and must build out third generation wireless systems next year.

But, more important than being in the right sectors, is investing in the right companies. Nokia, which gained 28% following its third quarter earnings release, is a good example. After growing sales by 59% in third quarter, Nokia currently controls about one third of the global wireless handset market. Earnings are projected to grow by 30%-35% in the coming year. Contrasting Nokia to its leading competitors Motorola (respectable margins, but little volume growth) and Ericsson (volume growth, but no profits), it is clearly the premier company in the industry. Nokia has the best products on the market today and a history of being first to market with new, technologically improved products. The company should be a prime beneficiary of new Internet oriented wireless services being rolled out in the years ahead.

In second half fiscal 2000, most of our Japanese investments suffered in a plummeting market. But, we are finally seeing meaningful changes in Japan's corporate culture, best exemplified by the Japanese auto manufacturers. Ford owns a big piece of Mazda, Daimler Benz has bought a chunk of Mitsubishi, and Renault now controls Nissan. Foreign investment in Japanese companies is not new. But, foreign management is. All three of these companies are now being run by their American and European partners who are geared to making profits, rather than just growing revenues. Japanese banks are also coming around, writing off bad loans and focusing on profitability rather than size. Japanese companies are no longer being rescued from bankruptcy. Sogo, a major Japanese retailer has boarded up the windows of its upscale stores throughout

4  FREMONT MUTUAL FUNDS
the country. Several life insurance companies have recently filed for bankruptcy. Stock options are becoming a meaningful component of management and worker compensation. We believe Japan is finally moving toward laissez-faire Western style capitalism. The Japanese consumer will have to play a role in an economic revival. With corporate profit recovery and increased bonuses (a significant component of the Japanese compensation structure), consumer spending should increase.

The plunging euro has been a problem for European economies and our portfolio. Rather than hedging the currency, we have concentrated our investments in export oriented companies that benefit from a weak euro. However, since we must value our European investments in U.S. dollars, performance was negatively impacted by unfavorable currency translation. We believe European tax reform will help prop up the euro and Euro Zone economies. Germany has just passed a big tax reduction package and eliminated capital gains for corporations selling assets. France and Italy may follow suit. This will encourage further restructuring and make European companies more competitive. It will also help stem the outflow of capital to other economies.

In closing, international equities investing posed significant challenges in fiscal 2000. We may continue to be confronted by difficult markets in fiscal 2001. However, by investing in the right industry groups, and even more importantly, the right stocks, we are confident we can maximize returns in the years ahead.

Sincerely,

/s/ Lionel M. Sauvage

Lionel M. Sauvage and Capital
Guardian Trust Company's Portfolio
Counselors Team

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States         13.6%
Latin America          1.8%
Europe                47.8%
Canada                 3.9%
Pacific Rim            9.8%
Japan                 23.1%

ANNUAL RETURNS

3/1/94-10/31/94*     +2.30%
11/01/94-10/31/95    +0.13%
11/01/95-10/31/96    +7.07%
11/01/96-10/31/97    -0.01%
11/01/97-10/31/98    +0.80%
11/01/98-10/31/99   +38.70%
11/01/99-10/31/00    -2.54%

TOP TEN HOLDINGS

Vodafone Group PLC .............................     3.4%
Nokia Corp., ADR ...............................     1.8%
NEC Corp. ......................................     1.8%
Lloyds TSB Group PLC ...........................     1.8%
Sony Corp. .....................................     1.7%
NTT Mobile Communication
  Network, Inc. ................................     1.7%
Telefonos de Mexico SA (Class L), ADR ..........     1.5%
Tokyo Electron Ltd. ............................     1.5%
Aegon NV .......................................     1.4%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR ....................     1.4%
     TOTAL .....................................    18.0%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                        10/31/00
                                        --------
Fremont International Growth Fund       ($14,492)
MSCI EAFE Index                         ($15,696)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year          3 Years         5 Years         Since Inception (3/1/94)
------------------------------------------------------------------------
-2.54%           10.86%          7.84%                  6.21%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

                                                         FREMONT MUTUAL FUNDS  5

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Portfolio Manager
Henry Thornton
BDT Investment Management Limited

[PHOTO OMITTED]

Henry Thornton

FUND PROFILE

The Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging markets companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is reduced by country and sector diversification. Liquidity is also carefully monitored.

Portfolio Manager Henry Thornton, is a Principal of London-based BDT Invest. He has devoted his entire professional career to emerging markets investing.

TO OUR SHAREHOLDERS

For the twelve month period ended October 31, 2000, the Fremont Emerging Markets Fund returned 2.85% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 8.81% loss. For the six month period ended on the same date, the Fund declined 17.26% versus MSCI-EMF's 19.91% loss.

We are pleased to have recorded a modest gain and materially outperformed our benchmark index in what has been a challenging year for emerging markets investing. Technology/media/telecommunications (TMT) stocks propelled first half returns. Timely profit taking in TMT stocks near the end of the first half helped us hold on to some of our gains. However, still significant exposure to TMT stocks penalized second half returns.

Emerging market TMT stocks could not distance themselves from NASDAQ stocks and, once again, the U.S. market sneezed and the emerging markets caught a cold. There are, however, very real differences in emerging market TMT stocks and their U.S. counterparts. In technology hardware (i.e. semiconductors and telecommunications equipment components), the leading Asians are generally low cost producers with excellent cost cutting track records. This should help them to preserve margins and maintain profitability. In addition, higher cost manufacturers in the U.S. and Europe may continue to outsource production thus helping top line growth. In telecommunications services, most notably wireless communications, competition is less severe and growth in the industry higher even with lower penetration rates. This should translate into stronger secular growth. Finally, Asian TMT stocks are much more reasonably valued. We can't predict when emerging market investors will re-focus on the favorable fundamentals in the TMT sector but we suspect at some point in the year ahead this group will regain momentum.

Higher oil prices have a materially negative impact on imported oil dependent emerging market economies. Expensive oil hurts trade balances, slows economic growth, and has potentially serious inflationary consequences. We believe oil will fall from current levels to around $25 per barrel in the year ahead. This is good news for emerging markets and particularly those in Asia. More good news could come in the form of less restrictive U.S. Federal Reserve monetary policy and a weaker dollar. Although many emerging markets have free floating exchange rates, most of their central banks continue to view the health of their currency in relation to the dollar. Should the Fed ease in the year ahead, emerging markets would likely follow suit which would help these economies regain momentum.

Currently, the Fund has 46.2% of assets in Asia/Pacific Rim, 19.8% in Europe/Middle East/Africa, 29.8% in Latin America, and 4.2% in cash. In Latin America, we favor Brazil, where the economy is in good shape and important structural economic reforms are being put in place. We are largely avoiding Argentina, which we believe will likely remain in recession and Mexico, whose economy will decelerate along with the U.S. and be further impacted by any decline in the oil price.

From the September 1998 bottom through its April 2000 high, the MSCI-EMF Index gained approximately 125%. Since then, it has retreated about 33% and investors are once again questioning whether emerging market investing will continue to be productive. With attractive earnings growth rates, rising returns on equity
(ROE), and competitive valuations you can make a compelling case for emerging market equities. Even in a less vibrant global economy, earnings should grow 15% or so in the year ahead, modestly higher than the projected earnings growth rate in the U.S. From the 1998 trough, ROEs across emerging markets have risen from 6% to 9%.

6  FREMONT MUTUAL FUNDS

We think it will break 10% in the year ahead. Emerging markets stocks are currently trading at about 2x book value compared to 5x and 3.5x book for U.S. and European stocks, respectively. Rising ROEs should translate into an expanding price/book value ratio. Finally, the concept of corporate governance continues grow in emerging markets. Accounting standards are rising, transparency is improving and companies are focusing more on profitability. Attractive fundamentals, low valuations, and positive changes in business cultures are all factors in favor of emerging markets investing.

Sincerely,

/s/ Henry Thornton

Henry Thornton
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securites (U.S.)        4.2%
Emerging Markets Latin America    29.8%
Emerging Markets Europe           14.2%
Emerging Markets Africa            4.4%
Emerging Markets Asia              6.1%
Pacific Rim                       40.1%
Emerging Markets Middle East       1.2%

ANNUAL RETURNS

6/24/96-10/31/96*    -3.12%
11/01/96-10/31/97   +12.55%
11/01/97-10/31/98   -37.59%
11/01/98-10/31/99   +36.16%
11/01/99-10/31/00    +2.85%

TOP TEN HOLDINGS

China Resources Enterprise Ltd. ................     6.6%
Kookmin Bank ...................................     4.5%
Hindalco Industries Ltd., GDR ..................     3.3%
Companhia de Bebidas das Americas, ADR .........     3.2%
Telefonos de Mexico SA (Class L), ADR ..........     3.2%
Petroleo Brasileiro SA, ADR ....................     3.1%
Sappi Ltd. .....................................     2.8%
Videsh Sanchar Nigam Ltd. ......................     2.8%
Pliva D.D., GDR ................................     2.5%
Korea Telecom Corp. SP, ADR ....................     2.5%
     TOTAL .....................................    34.5%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                        10/31/00
                                        --------
Fremont Emerging Markets Fund           ($9,519)
MSCI Emerging Markets Free Index        ($7,814)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         3 Years        Since Inception (6/24/96)
-------------------------------------------------------
 2.85%          -8.58%                -1.10%

*Unannualized. 1 Assumes initial of $10,000 on inception date, June 24, 1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Free Index.

                                                         FREMONT MUTUAL FUNDS  7

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OMITTED]

Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont U.S. Micro-Cap Fund declined 0.77% and gained 46.07% compared to the Russell 2000's 1.10% loss and 17.40% gain. We are pleased to have delivered positive returns in what has been a very challenging year for micro-cap stock investors.

The Fund has a history of excelling in rising markets and holding up sufficiently well during declines to produce attractive returns through the micro-cap market cycle. This has translated into excellent long term performance versus our benchmark index. This performance pattern repeated itself in fiscal 2000. The Fund achieved exceptional absolute and relative returns in the first four months of this reporting period. Over the balance of the fiscal year, our returns did not compare favorably to the benchmark index. However, by fiscal year end, we posted positive results and maintained our performance lead.

In first half fiscal 2000, our technology investments performed impressively and our healthcare holdings contributed to returns. Our consumer and services investments lagged. Although we began significantly reducing our tech sector weighting at the beginning of second half fiscal 2000, we still suffered the consequences of significant exposure to the weakest sector of the market. Our healthcare investments continued to perform relatively well in the second half, but our consumer and services holdings continued to stumble.

We have been through challenging markets before, most recently in the first three quarters of calendar 1998, when micro-cap stocks declined sharply. Our response to this difficult market was to concentrate the portfolio in stocks we had the highest degree of confidence in and believed would perform best when the market turned around. This worked to our advantage in the fourth quarter of 1998 and through all of 1999, a period in which the Fund posted impressive returns. We are currently laying the groundwork for good gains when the micro-cap stock market recovers from its present malaise. Let me give two examples of the kind of stocks we believe will help propel performance in the years ahead.

Two of the Fund's larger holdings, Spectra-Physics Lasers (SPLI) and Zygo Corporation (ZIGO), are established companies with similar growth drivers. Both companies are well positioned to participate in the explosive long-term growth forecasted for fiber optic-based telecommunications. SPLI has leveraged its strong position in high-power lasers and optical coatings to develop next generation products for the telecommunications industry. ZIGO has combined its knowledge of precision optics, metrology and motion control with a recent acquisition's high-volume, precision-manufacturing skills to potentially revolutionize the way optical components are manufactured. While neither firm's share price has been spared in this latest tech fallout, both companies' businesses remain on track and are expected to rebound with a turn in the stock market.

The reduction in our technology exposure from 37% of assets at the peak to 24% of assets at the close of this reporting period, was the only major shift in sector weighting during second half fiscal 2000. Historically, the Fund's technology weighting has ranged from a high of around 40% to a low of approximately 20%. The fact that we are now in the low end of that range reflects our concern that we may continue to see valuations in the tech sector decline to come more in line with current fundamentals. Healthcare now represents 13% of assets, consumer stocks 17%, services 13% and special situations 9%. The remaining 24% is in cash reserves. We believe this "dry powder" will allow us to take maximum advantage of opportunities evolving in the micro-cap market. Once the dust settles, we will probably

8  FREMONT MUTUAL FUNDS
use much of this cash to rebuild our technology sector commitments.

In closing, volatility in the micro-cap market is a fact of life. We can live with that. We will make adjustments in response to changing fundamentals and valuations in the different sectors represented in the portfolio. We will use cash reserves as a defensive weapon during difficult markets and an offensive weapon in more fertile investment environments. However our primary focus will remain on identifying the most promising businesses in the four most innovative sectors of the economy. This basic strategy has served us well for a long time and we believe will continue to generate superior returns in the future.

Sincerely,

/s/ Robert E Kern, Jr.

Robert E Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securites          (23.8%)
Health Care                   (13.2%)
Business Equipment & Services (12.9%)
Technology (Components)       (10.3%)
Technology (Equipment)         (8.4%)
Retail                         (7.7%)
Consumer Services              (6.7%)
Technology (Software)          (5.5%)
Capital Goods                  (3.4%)
Consumer Non-Durables          (2.3%)
Other                          (5.8%)

ANNUAL RETURNS

6/30/94-10/31/94*    +3.60%
11/01/94-10/31/95   +38.68%
11/01/95-10/31/96   +41.46%
11/01/96-10/31/97   +28.80%
11/01/97-10/31/98   -23.45%
11/01/98-10/31/99  +110.46%
11/01/99-10/31/00   +46.07%

TOP TEN HOLDINGS

Boston Communications Group, Inc. ..............     3.0%
Anaren Microwave, Inc. .........................     2.5%
TeleTech Holdings, Inc. ........................     2.5%
Endocare, Inc. .................................     2.4%
Zygo Corp. .....................................     2.2%
ArthroCare Corp. ...............................     2.2%
Gene Logic, Inc. ...............................     2.2%
Eclipsys Corp. .................................     1.9%
Microsemi Corp. ................................     1.9%
NeoPharm, Inc. .................................     1.8%
     TOTAL .....................................    22.6%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                              10/31/00
                              --------
Fremont U.S. Micro-Cap Fund   ($61,630)
Russell 2000 Index            ($22,595)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         3 Years        5 Years        Since Inception (6/30/94)
----------------------------------------------------------------------
46.07%          33.01%         33.78%                 33.23%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                          FREMONT MUTUAL FUNDS 9

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
David G. Kern, Jr.
Kern Capital Management LLC

[PHOTO OMITTED]

David G. Kern, CFA

FUND PROFILE

U.S. small cap stocks offer tremendous opportunity to professional investors dedicated to hands-on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small, relatively unknown companies with the potential to become larger and more successful over time.

Research is concentrated in industries with the greatest level of innovation such as technology, healthcare, consumer, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

Portfolio Manager David G. Kern, CFA, co-founded Kern Capital Management LLC, a firm dedicated exclusively to small company stock research and portfolio management.

TO OUR SHAREHOLDERS

For the twelve month period ended October 31, 2000, the Fremont U.S. Small Cap Fund returned 27.75% versus the Russell 2000 Index's 17.40% gain. For the six months ended on the same date, the Fund declined 7.58% versus a 1.10% loss for the Russell 2000 bench-mark. The Fremont U.S. Small Cap Fund celebrated its three year anniversary during September 2000 and we are pleased that the Fund's three year average annual return of 29.79% significantly outperformed the Russell 2000's average annual three year return of 5.94%.

The small cap stock market went through three phases in fiscal 2000. From November through February, excellent fundamentals combined with tremendous enthusiasm for technology/internet stocks produced excellent returns but left many stocks priced for perfection. In March, investors started to become more concerned about valuations, which significantly impacted the stock performance of consumer oriented internet companies. In the third phase, concern about valuations changed to concern about fundamentals as the third calendar quarter earnings were generally disappointing, especially in the technology sector.

The Fund's performance followed this pattern. At the close of first half fiscal 2000, the Fund had gained 38.23% versus the Russell 2000's 18.72% advance. In the second half, the investment environment became more challenging and the Fund modestly under-performed its Russell 2000 benchmark by 6.47%. Technology investments, which had been our biggest winners in the first half, were hit the hardest during the volatile second and third calendar quarters. Fundamental concerns, however, were not confined to the technology sector as our consumer and services investments were also negatively impacted. During the second half of the fiscal year, the Fund's healthcare weighting was significantly increased and the healthcare sector provided the Fund with the best performance for both the second half as well as for the whole year.

Looking ahead, we continue to believe the investment environment for small cap stocks will remain challenging. Our current strategy is to concentrate the portfolio in the stocks we have the greatest confidence in and which we believe will attract the most favorable investor attention when the investment environment improves. This strategy worked successfully for us, when small caps emerged from a slump in 1998 and the Fund went on to post strong absolute and relative returns over the next eighteen months. We have been laying the portfolio groundwork for when the small cap stock market turns around.

Our primary sector allocation shifts in the second half were to reduce our technology exposure (now 26.3% of assets) and increase our commitments to healthcare stocks (currently 20.6%). The services sector now comprises 16.1%, consumer stocks 11.2%, and special situations 3.4% of portfolio assets. The remaining 22.4% is in cash reserves, which we will be putting to work carefully and prudently as opportunities evolve.

In the healthcare sector, we believe the genomic revolution offers selective investment opportunities. The development of drugs custom tailored to effectively treat patients with different body chemistries will be one of the keys to lowering healthcare costs in the years ahead. Right now, it is difficult to determine which of the biotechnology companies will be successful and which will fail. Consequently we have made investments in companies such as Invitrogen, which makes research kits for gene cloning, expression and analysis, and Gene Logic, which provides genomic information critical to understanding the function of genes. We expect both companies to prosper as genomic research accelerates.

10  FREMONT MUTUAL FUNDS

In the services sector, workforce productivity is a high priority. Our third largest holding, SmartForce, is in the e-learning business. Instead of taking people out of workplace and putting them in front of a lecturer in an auditorium, SmartForce's corporate customers can train employees over the Internet at their work stations. SmartForce has signed up some marquee clients, including Litton Industries, E*TRADE, and Dell. Going forward, we believe revenues can grow by 40-50% annually, with SmartForce becoming solidly profitable in the years ahead.

In  closing,  we have  faced  challenging  small  cap  markets  in the  past and successfully repositioned the portfolio to produce excellent returns when the market recovered. Through the market cycles, we believe investing in the most fundamentally promising, innovative small companies provides significant opportunity to add value over the long-term.

Sincerely,

/s/ David G. Kern

David G. Kern
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securities         (22.4%)
Health Care                   (20.6%)
Technology (Software)         (16.8%)
Business Equipment & Services (16.1%)
Retail                         (7.5%)
Technology (Equipment)         (6.6%)
Consumer Services              (2.9%)
Technology (Components)        (2.9%)
Other                          (4.2%)

ANNUAL RETURNS

9/24/97-10/31/97*    -4.06%
11/01/97-10/31/98    -7.29%
11/01/98-10/31/99   +84.60%
11/01/99-10/31/00   +27.75%

TOP TEN HOLDINGS

TeleTech Holdings, Inc. ........................     4.9%
Advance Paradigm, Inc. .........................     4.8%
SmartForce Public Ltd. Co. .....................     4.7%
Invitrogen Corp. ...............................     3.8%
Critical Path, Inc. ............................     3.4%
Oxford Health Plans, Inc. ......................     3.3%
International Speedway Corp.
  (Class A) ....................................     3.1%
Cerner Corp. ...................................     3.1%
Anaren Microwave, Inc. .........................     2.9%
Venator Group, Inc. ............................     2.8%
     TOTAL .....................................    36.8%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                        10/31/00
                                        --------
Fremont U.S. Small Cap Fund             ($20,978)
Russell 2000 Index                      ($11,484)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         3 Years        Since Inception (9/24/97)
-------------------------------------------------------
27.75%          29.79%                26.98%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. In addition a significant portion of the Fund's performance can be attributed to investments in Initial Public Offerings (IPOs). Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                        FREMONT MUTUAL FUNDS  11

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Fremont Investment Advisors, Inc.

[PHOTOS OMITTED]

W. Kent Copa, CFA, Debra McNeill CFA, and
Peter Landini

FUND PROFILE

The Fremont Growth Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standard & Poor's 500 and the average of its large cap value stock fund peer group. Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, the portfolio management team seeks to identify stocks with superior earnings growth prospects trading at reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

Portfolio Co-Managers Ken Copa, Debra McNeill, and Peter Landini have a combined 45 years of professional investment experience.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont Growth Fund returned 0.07% and 7.18% compared to the Standard & Poor's 500 Index's 1.03% loss and 6.10% gain. We are pleased the Fund delivered solid absolute returns and favorable results versus the S&P 500 and our peer group benchmark during fiscal 2000.

The portfolio's leaders and laggards reversed roles midway through fiscal 2000. Our technology investments powered first half gains and penalized second half performance. Our financial services holdings restrained first half returns, but were among our best performers in the second half. Our utilities holdings were strong throughout fiscal 2000.

Looking ahead, we believe the outlook for the equities market is relatively good. Investors are adjusting to the realities of a slower growth economy. Now that third quarter earnings are in, investors have more realistic expectations. We believe they are also beginning to realize that slower non-inflationary growth with strong productivity, high employment, and continuing technological innovation provides a very favorable fundamental backdrop for stocks.

As we begin fiscal 2001, our largest over-weighting is in the multi-industry category, anchored by General Electric and Honeywell, which we will discuss later in this report. Our second largest over-weighting is in financial services, a sector we expect to benefit from stable or possibly declining interest rates in the year ahead. We remain over-weighted in utilities stocks, most notably power generating companies, where profits should continue to rise as a result of constrained capacity and strong demand. We are under-weighted in the capital goods sector--cyclical companies whose earnings are most vulnerable in a slowing economy--and consumer services companies whose profits are likely to be pinched by higher labor costs. Despite the recent poor performance of technology stocks, we will continue to participate in this fast growth, yet now much more reasonably priced, sector.

As is our custom, we will comment on several current portfolio companies. General Electric and Honeywell are planning to merge. Approximately 90% of their businesses are complimentary, creating lots of opportunities for cross-marketing, expanding product lines, cutting costs at the corporate level, and improving returns on Honeywell's under-managed assets. GE's corporate strategy is to own businesses that are either number one or a strong number two in their respective markets and either fix or fold businesses that don't meet this standard. With GE's Jack Welch staying on another year to over-see the merger, we think some of Honeywell's less productive businesses will be sold or closed down, further enhancing profit margins and earnings for the combined company. Analysts are projecting mid-teens annual earnings growth rates for GE over the next five years and earnings growth estimates are being revised upward. Trading at 43 times next year's earnings estimates, GE is hardly dirt cheap. But, the best never comes cheap and we think GE is still a good long term value.

Washington Mutual is the nation's largest thrift institution. It has a strong retail banking franchise, made stronger by its recent purchase of Bank United Corp. in Texas. With its acquisition of PNC Financial Services' residential mortgage business, Washington National is now America's third largest home mortgage originator and fourth largest mortgage servicer. Economies of scale in the mortgage business should help Washington Mutual expand margins and enhance earnings growth. Analysts are projecting a 13% average annual earnings growth rate over the next five years. Yet, Washington Mutual stock is selling at just
12.3 times next year's earnings estimates. A price/earnings ratio lower

12 FREMONT MUTUAL FUNDS
than long term earnings growth rate is a rarity in today's market.

In closing, our goal is to identify stocks with better earnings growth potential and lower valuations. At the close of this reporting period, the Fremont Growth Fund has a projected five year average annualized earnings growth rate of 20.4% versus the S&P 500's 18.9% and a price/trailing 12 month earnings ratio of 24.7 compared to the S&P 500's 28.0. We believe this formula--faster growth at a lower price--will continue to serve us well in the years ahead.

Sincerely,

/s/ Ken Copa        /s/ Debra McNeill
/s/ Peter Landini

Ken Copa, Debra McNeill &
Peter Landini,
Portfolio Co-Managers

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
SECTOR DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Technology (Components)       (11.9%)
Consumer Non-Durables          (5.8%)
Capital Goods                  (5.5%)
Short-Term Securities          (4.3%)
Technology (Software)          (6.4%)
Financial Services (Other)    (11.2%)
Health Care                   (11.1%)
Utilities                     (10.5%)
Energy                         (6.4%)
Technology (Equipment)         (8.5%)
Retail                         (5.8%)
Business Equipment & Services  (3.2%)
Raw Materials                  (1.5%)
Other                          (2.8%)
Financial Services (Banks)     (5.1%)

ANNUAL RETURNS

8/14/92-10/31/92*    +2.00%
11/01/92-10/31/93   +12.80%
11/01/93-10/31/94    +1.72%
11/01/94-10/31/95   +28.12%
11/01/95-10/31/96   +22.06%
11/01/96-10/31/97   +29.26%
11/01/97-10/31/98    +7.30%
11/01/98-10/31/99   +24.24%
11/01/99-10/31/00    +7.18%

TOP TEN HOLDINGS

Exxon Mobil Corp. ..............................     4.6%
General Electric Co. ...........................     3.6%
Cisco Systems, Inc. ............................     3.0%
Microsoft Corp. ................................     2.9%
Citigroup, Inc. ................................     2.6%
Intel Corp. ....................................     2.4%
Pfizer, Inc. ...................................     2.1%
Bank of America Corp. ..........................     2.0%
Merck & Co. ....................................     1.9%
Oracle Systems Corp. ...........................     1.7%
     TOTAL .....................................    26.8%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                         10/31/00
                         --------
S&P 500 Index            ($40,323)
Fremont Growth Fund      ($33,803)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         5 Years        Since Inception (8/14/92)
-------------------------------------------------------
7.18%           17.65%               15.98%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                                        FREMONT MUTUAL FUNDS  13

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Kensington Investment Group

[PHOTOS OMITTED]

John Kramer and Paul Gray

FUND PROFILE

The commercial real estate industry is in the early stages of a major transformation. Privately held real estate empires are being replaced by financially strong, well managed, publicly traded companies, that buy, sell and manage commercial property throughout the U.S. In the process, stock market investors are being given an unprecedented opportunity to participate in an industry that has generated enormous wealth.

Portfolio Co-Managers John Kramer and Paul Gray monitor macro-economic trends, supply/demand dynamics and industry fundamentals in allocating assets to real estate securities (primarily Real Estate Investment Trusts or REITs) in different commercial sectors including office, apartment, retail, hotel and industrial. Individual securities selection is based on the analysis of the company's acquisition, development and operating records; earnings and dividend growth potential; and valuation relative to other publicly traded real estate companies.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont Real Estate Fund returned 3.38% and 10.59% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 6.77% and 17.32% gains.

We are pleased the Fund delivered solid returns in fiscal 2000, but disappointed we trailed our benchmark index. Large cap REITs represented by the NAREIT Index outperformed smaller cap REITs this year. Our large cap holdings performed well and our smaller cap holdings lagged. However, we continue to see compelling values in smaller real estate companies, which are trading at deeper discounts to underlying property values and providing materially higher dividend yields. We are not alone. Large REITs are acquiring smaller bargain priced real estate companies and we are seeing more REIT liquidations which create value. There are several factors impacting the relative performance of equities in different capitalization classes, but in our opinion, value is the most influential. We believe it is simply a matter of time before the values presented by smaller capitalization REITs are realized.

When we launched the Fremont Real Estate Securities Fund on December 31, 1997, we thought our timing was good. The commercial real estate market was strong. The errors of the past--excessive leverage and overbuilding during boom times--were not being repeated. Earnings and dividends were growing nicely. We did not anticipate the two-year bear market in real estate securities, caused to a large extent by investor indifference. Why own securities capable of delivering low to mid-teens annual total returns, when other market sectors, particularly technology stocks, were providing much more generous rewards? In fiscal 2000, investors found an answer--that there is a place in almost everyone's investment program for fundamentally attractive securities with high yields and good capital appreciation potential.

Looking ahead, the commercial property markets remain quite healthy. Occupancy rates are high, over 90% for most property types. Although demand will probably moderate as the economy slows, new construction is also being held in check. We expect top line rental revenue to stabilize at a 3% to 4% annual growth rate over the next few years. Enhanced by lower priced leases being rolled over at today's higher lease rates, REITs should produce 6% to 8% bottom line earnings growth. When you add the 7%+ dividend yield to the equation, you get a 13% to 15% return on equity. If P/Es expand modestly from currently low levels, returns could be higher.

In addition to healthy property markets, current valuations present a compelling case for real estate securities. While valuations have moved up somewhat this year, REITs are still priced at historically attractive levels as evidenced by two measures of value: stock prices relative to property values, and earnings multiples. REIT's are currently priced at approximately 90% of underlying property value--about 15% below their historical average of 105%. This is at the low end of their historical range and well below the 25% premium to property value REITs enjoyed at their 1997 peak. REITs are also currently trading at slightly over 9 times projected earnings (funds from operations or FFO), versus nearly 14 times earnings (FFO) at their 1997 peak.

Brandywine Realty, a large cap office REIT with extensive properties in the Northeast, provides a good example of the values in the Fund portfolio. Brandywine stock is trading at 6.8 times 2001 earnings estimates. Earnings are projected to grow at about 8% annually over the next several years. If Brandywine stock were to appreciate in line with its projected earnings growth rate

14  FREMONT MUTUAL FUNDS
and the dividend were to remain stable, we would realize a total return in excess of 15% in the coming year. If the P/E were to expand to 8, (matching our forecasted earnings growth rate), we could realize a total return in excess of 25%. We think risk is limited, in part due to a history of share repurchases when the stock has dropped below its current price. There are no sure things in the real estate securities market. But, based on these attractive fundamentals, we view Brandywine as an excellent investment opportunity.

In closing, the great private real estate fortunes of the past were built with an eye toward value and patience. This is precisely how we hope to build wealth for shareholders.

Sincerely,

/s/ John Kramer     /s/ Paul Gray

John Kramer and Paul Gray
Portfolio Co-Managers

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

REITs (Office)                (40.5%)
REITs (Office/Industrial)     (14.0%)
REITs (Apartments)            (13.1%)
REITs (Community Centers)     (10.9%)
REITs (Diversified)            (6.7%)
REITs (Hotels)                 (6.2%)
REITs (Regional Malls)         (6.2%)
Other                          (2.4%)

ANNUAL RETURNS

12/31/97-10/31/98*  -18.78%
11/01/98-10/31/99    -0.07%
11/01/99-10/31/00   +10.59%

TOP TEN HOLDINGS

Banyan Strategic Realty Trust ..................    10.9%
American Industrial Properties REIT ............     6.7%
Equity Residential Properties Trust ............     6.3%
Wellsford Real Properties, Inc. ................     5.4%
Koger Equity, Inc. .............................     5.3%
Mack-Cali Realty Corp. .........................     4.4%
Malan Realty Investors, Inc. ...................     4.4%
Brandywine Realty Trust ........................     4.3%
Equity Office Properties Trust .................     3.6%
Corporate Office Properties Trust, Inc. ........     3.5%
     TOTAL .....................................    54.8%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                                  10/31/00
                                                  --------
Fremont Real Estate Securities Fund               ($8,976)
NAREIT ALL Index                                  ($8,695)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         Since Inception (12/31/97)
-----------------------------------------
10.59%                   -3.74%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trusts (TM) (NAREIT) ALL Index.

                                                        FREMONT MUTUAL FUNDS  15

--------------------------------------------------------------------------------
FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO OMITTED]

Bill Gross

FUND PROFILE

The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged-international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

Three main principles embody the Fund's investment philosophy: first, portfolio strategy is driven by longer-term trends in interest rates (three-to five-year economic, demographic, and political forecasts are updated annually to identify their potential impact on long-term interest rate trends); second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration; and lastly, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and credit quality.

Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 30 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $200 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS,

For the one-year period ending October 31, 2000, the Fremont Bond Fund returned 8.33% versus 7.30% for the Lehman Brothers Aggregate Index.

During this period, the U.S. fixed income markets have experienced two significant changes--the interest rate hikes by the Federal Reserve and the U.S. Treasury buy-back program. In an effort to slow an overheating economy, the Federal Reserve raised interest rates 125 basis points (1.25%) to 6.5%. This caused rates on the short end of the curve to rise above longer-term rates. This inversion of interest rates was compounded by a $30 billion Treasury buy back program, which targeted longer maturity issues. At the end of October, the yield on 3-month T-bills was 6.38% while 30-year Treasury bonds offered a yield of 5.88%.

A general flight to quality, induced by credit concerns, resulted in Treasuries outperforming other core sectors of the fixed income market. In the mortgage sector, higher interest rate volatility and a general concern about sustained Federal backing of government agency credits resulted in widening yield spreads. The investment grade and high yield corporate sectors faired worse than mortgages as concerns about rising corporate debt levels and record high default rates in a period of economic expansion coupled with recent evidence of an impending economic slowdown resulted in a widening of spreads. The emerging markets sector outperformed Treasuries as strong global growth, rising commodity prices and improved political stability supported upper-tier credits such as Mexico and Poland. Currency-hedged European and Japanese bonds underperformed Treasuries despite lower levels of economic growth than the United States.

PORTFOLIO RECAP

The excellent performance of the Fremont Bond Fund this past year was primarily due to our sector strategy decisions. Our emphasis on mortgage backed securities added to returns as the sectors' attractive yields accrued to the portfolio in a low prepayment environment. Throughout the year, we have been cautious on corporate credit and have been underweighted in corporate bonds. This strategy was positive for performance as the sector struggled amid supply pressures and credit concerns. Also, our modest allocation to inflation protected securities proved positive as longer-term real yields declined. While our duration strategy of maintaining near-index interest rate exposure was a modest positive, this was offset by our positioning along the yield curve.

OUTLOOK AND STRATEGY

In 2001, we expect global growth to moderate in response to recent monetary tightening by central banks in the U.S., Europe and Japan. Signs of a slowdown are already apparent in the U.S. as a result of the recent rate increase by the Federal Reserve. Higher levels of investment in information technology will continue to buttress the U.S. economy, though this spending may prove vulnerable to slower growth. As for inflation, U.S. labor markets will remain tight, producing demands for higher nominal wages. Productivity growth will likely lag wage increases this late in the economic cycle, so we expect upward pressures on unit labor costs. Inflation will also creep higher as increased energy prices filter through economies worldwide.

Sector and quality will have more impact on portfolio performance than interest rate strategies in the environment forecast above. High levels of corporate debt and erosion of credit quality amid slower global growth signal caution toward longer-maturity corporate and emerging market bonds. Emphasis on top-quality credits with short maturities is one way to avoid mistakes, though this strategy may sacrifice yield. Mortgages,

16  FREMONT MUTUAL FUNDS
which offer relatively high yields with little or no credit risk, are another alternative. Still, mortgages are not risk-free because they will be vulnerable to adverse price performance if interest rate volatility picks up.

Sincerely,

/s/ Bill Gross

Bill Gross
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

AAA            (76.0%)
AA              (1.3%)
A              (12.0%)
BBB             (5.4%)
BB              (1.3%)
B               (4.0%)

ANNUAL RETURNS

4/30/93-10/31/93*    +5.15%
11/01/93-10/31/94    -4.42%
11/01/94-10/31/95   +16.49%
11/01/95-10/31/96    +8.18%
11/01/96-10/31/97    +9.54%
11/01/97-10/31/98   +10.31%
11/01/98-10/31/99    +0.01%
11/01/99-10/31/00    +8.33%

TOP TEN HOLDINGS

90-day Euro Dollar Futures, 295 Contracts,
  Exp. Dec. 2000 ...............................     9.2%
GNMA I, 7.000%, 11/20/30 .......................     7.8%
RFMSI, 7.000%, 11/25/27 ........................     7.0%
FNMA CMO, 7.200%, 05/25/23 .....................     6.5%
FHLMC CMO, 7.000%, 12/13/30 ....................     6.4%
FNMA CMO, 8.000%, 01/25/22 .....................     6.0%
GNMA I, 6.500%, 11/20/30 .......................     3.1%
10-yr U.S. Treasury Bond Futures,
111 Contracts, Exp. Dec. 2000 ..................     2.7%
General Motors Acceptance Corp., 5.750%,
  11/10/03 .....................................     0.9%
U. S. Treasury Strip, 0.000%, 11/15/21 .........     0.3%
     TOTAL .....................................    49.9%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                        10/31/00
                                        --------
Fremont Bond Fund                       ($16,579)
Lehman Bros. Aggregate Bond Index       ($15,897)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         5 Years        Since Inception (4/30/93)
-------------------------------------------------------
 8.33%          7.20%                6.97%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                                                        FREMONT MUTUAL FUNDS  17

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Manager
Norman Gee
Fremont Investment Advisors, Inc.

[PHOTO OMITTED]

Norman Gee

FUND PROFILE

Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont Money Market Fund returned 3.13% and 5.99% compared to the Money Fund Report First Tier Taxable Average's 2.87% and 5.48% gains. We are pleased to report the Fremont Money Market Fund once again finished in the top quartile of comparable funds in the Money Fund Report money market fund universe.

The Federal Reserve has been dormant since the last of six consecutive 25 basis point (0.25%) Fed Funds rate hikes in May. Many market observers now believe the Fed's next move will be to lower rates. We suspect this is wishful thinking. Those forecasting Fed easing cite a decline in consumer confidence readings, reduced housing starts, and weakness in the manufacturing sector as clear cut evidence the economy is slowing rapidly enough to motivate the Fed to lower rates. We would point out that personal income is still growing, as is consumer spending, and that the manufacturing sector is much less significant in what has become primarily a service economy. We also note that new housing sales remain near record levels. These are not signs of a rapidly decelerating economy.

It is important to understand that slower growth may not eliminate inflationary pressures in the economy. We are being told that if we ignore the energy component of the Consumer Price Index, inflation is no problem at all. I'm not so sure that higher energy prices are a temporary phenomenon that should be so conveniently swept under the rug when assessing inflation. We've got to put gas in our cars and pay our home heating bills. Both have become more expensive.

We also believe wage pressure is building. After an extended period of peace on the labor front, the unions are becoming more aggressive. The Los Angeles Transit strike was just settled and the Teamsters' Union is now striking against Safeway Supermarket distributors. We may see more labor unrest in the year ahead. Labor supply is still tight. There are "help wanted" signs in the windows of businesses across the country. This may foreshadow more wage inflation than is currently anticipated. In addition, technology driven productivity gains, which have helped temper wage inflation, may slow as capital investment in technology continues to decline in the year ahead.

My conclusion is that the Fed will be reluctant to lower interest rates any time soon. The stock market could be the wild card in this scenario. If we were to see the Dow Jones Industrial Average or Standard & Poor's 500 Index drop into bear market territory, the Fed may choose to improve investor and consumer morale with a rate reduction. We doubt this will happen. Stocks strengthened in the last week of October and we believe the major market indices will stay in a trading range that will not alarm the Fed.

Consequently, we have kept the portfolio's weighted average maturity at around 57 days, well below the 70 day average at the start of fiscal 2000. Rather than "barbelling" the portfolio (heavy weighting on the long and short side of the maturity spectrum), we have spread maturities relatively evenly out to approximately six months. The short-term yield curve is so flat, securities with maturities exceeding six months offer no meaningful yield advantage.

Normally this time of year, we would be taking advantage of the Christmas bonus season in the commercial paper market--issuers offering more attractive yields on paper maturing after the first few weeks of the new year. However, this year we are not seeing the normal yield premiums on commercial paper maturing in February and March. The grinch appears to have stolen our traditional Christmas gift to shareholders. Commercial paper

18  FREMONT MUTUAL FUNDS
issuance is also relatively low, challenging us to identify value oriented special situations.

In closing, we look forward to a relatively dull money market environment, but one in which income and preservation of capital may be more greatly appreciated by investors losing sleep over an extremely volatile stock market.

Sincerely,

/s/ Norman Gee

Norman Gee
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States       (60.1%)
United Kingdom      (11.2%)
Switzerland          (7.7%)
Germany              (6.3%)
Belgium              (4.9%)
France               (3.5%)
Luxembourg           (3.5%)
Japan                (2.1%)
Sweden               (0.7%)

ANNUAL RETURNS

11/18/88-10/31/89*   +8.52%
11/01/89-10/31/90    +7.99%
11/01/90-10/31/91    +6.51%
11/01/91-10/31/92    +3.73%
11/01/92-10/31/93    +2.66%
11/01/93-10/31/94    +3.49%
11/01/94-10/31/95    +5.84%
11/01/95-10/31/96    +5.34%
11/01/96-10/31/97    +5.39%
11/01/97-10/31/98    +5.45%
11/01/98-10/31/99    +4.89%
11/01/99-10/31/00    +5.99%

TOP TEN HOLDINGS

Federal Farm Credit Banks Funding Corp., AN ....     1.4%
France Telecom, CP .............................     1.4%
General Motors Corp, CP ........................     1.4%
American Express Credit, CP ....................     1.4%
Gannett Co., Inc., CP ..........................     1.4%
American Honda Finance Corp., CP ...............     1.4%
Rio Tinto America, Inc., CP ....................     1.4%
Honeywell, Inc., CP ............................     1.4%
Queen's Health Systems, CP .....................     1.4%
British Telecom, CP ............................     1.4%
     TOTAL .....................................    14.0%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                   10/31/00
                                   --------
Fremont Money Market Fund          ($18,948)
90-Day U.S. T-Bills                ($18,934)
Money Fund Report First Tier
  Taxable Prime Average            ($18,103)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         5 Years        10 Years       Since Inception (11/18/88)
-----------------------------------------------------------------------
 5.99%          5.41%           4.92%                5.49%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bill Index. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                        FREMONT MUTUAL FUNDS  19

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Arno A. Rayner & William C. Williams
Rayner Associates, Inc.

[PHOTO OMITTED]

Arno A. Rayner

FUND PROFILE

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds only investment grade rated securities and selected non-rated bonds, which after internal credit analysis are believed to deserve an investment grade rating.

Founded in 1977, sub-advisor Rayner Associates, Inc. manages over $141 million in fixed income assets for private clients.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont California Intermediate Tax Free Fund returned 4.66% and 6.78% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.56% and 5.76% gains.

California municipal securities delivered solid returns in fiscal 2000. Declining market interest rates and reduced supply accompanied by strong demand propelled bond prices. Despite this year's excellent performance, municipal bond yields still approximate 97% of Treasury securities yields, providing a substantial after-tax return advantage for California residents in high federal and state income tax brackets.

The California economy remains robust. In fact, with a $1.2 trillion Gross State Product, California is now the sixth largest economy in the world and about to pass the United Kingdom for fifth place. According to Forbes Magazine, 168 of the 500 largest companies in America are headquartered in California. Forty percent of the nation's venture capital assets are invested in the State. In the agricultural sector, California is now growing 50% of all the fruits, vegetables, and nuts in the U.S. and its dairies are producing more milk than Wisconsin. At 5.1%, unemployment is modestly higher than the national average, but judging by all the "help wanted" signs in shop and restaurant windows, every one who is employable and/or willing to work has a job.

Although the State sales tax was just reduced by 0.25%, saving residents about $1 billion, there is still no political pressure to lower State income taxes. California's $3 billion budget surplus remains largely intact, but we suspect the politicians will come to some agreement to reduce it through infrastructure and education spending. We don't believe this will have a materially negative impact on the strong credit quality of California General Obligation Bonds.

California is experiencing some growing pains. Traffic around urban centers is horrible and the deregulation of the utilities industry does not appear to be achieving the twin goals of better service and lower energy prices. Housing prices are skyrocketing. We are also seeing some smaller suburban communities mounting anti-growth campaigns. For example, the Silicon Valley community of Salinas is insisting Cisco build a 50 mile rail line to import workers for its planned 20,000 employee plant in Coyote Valley. These are startling developments in a state that just nine years ago was mired in a recession.

These growing pains aren't likely to have a meaningful near-term impact on a very favorable environment for California municipal securities. The only problem we are currently facing is supply. New issuance remains low and demand is strong. We are still able to find sufficient value oriented opportunities, but would like to see a little more supply come to market. Voters recently approved a state-wide referendum lowering the percentage of votes needed to pass school bond issues from two thirds to 55%, and California will be issuing more veterans home loan bonds next year. This should bolster the supply of high quality municipal securities in the market.

At the close of this reporting period, the portfolio had an Average Coupon Rate of 5.35%. Weighted Average Maturity was 9.6 years compared to 8.9 years at the end of first half fiscal 2000, reflecting the fact that we have had to go farther out on the yield curve to meet our 5% or higher yield target. The Fund has relatively conservative duration (a standard measure of interest rate risk) of 6.9 years. The portfolio is rated AA by Moody's and Standard & Poors and 84.9% of our holdings have a credit quality rating of AA or higher.

In closing, we are pleased to have rewarded shareholders in fiscal year 2000 and believe the very positive

20 FREMONT MUTUAL FUNDS
outlook for California municipal securities will help us deliver good returns in the year ahead.

Sincerely,

/s/ Arno A. Rayner       /s/ Williams C. Williams

Arno A. Rayner & Williams C. Williams
Portfolio Co-Managers

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

A              (12.6%)
AA             (24.1%)
AAA            (60.8%)
Not Rated       (2.5%)

ANNUAL RETURNS

11/01/90-10/31/91*   +9.36%
11/01/91-10/31/92    +7.37%
11/01/92-10/31/93   +11.37%
11/01/93-10/31/94    -3.94%
11/01/94-10/31/95   +12.77%
11/01/95-10/31/96    +4.63%
11/01/96-10/31/97    +6.75%
11/01/97-10/31/98    +7.16%
11/01/98-10/31/99    -0.68%
11/01/99-10/31/00    +6.78%

TOP TEN HOLDINGS

Sacramento Municipal Utlities District .........     3.2%
Yucaipa School Facilities Finance Authority ....     2.5%
City of Los Angeles, Wastewater System Revenue .     2.5%
East Bay Municipal Utility District ............     2.5%
City of Industry, Urban Development Agency .....     2.0%
Orange County Transportation Authority .........     1.7%
California State Public Works Board ............     1.7%
Santa Monica-Malibu Unified School District ....     1.7%
Los Angeles County Public Works
  Finance Authority ............................     1.7%
University of California Housing System
  Revenue ......................................     1.7%
     TOTAL .....................................    21.2%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                                  10/31/00
                                                  --------
Fremont California Intermediate Tax-Free Fund     ($17,979)
Lehman Muni 5-Year State G.O. Index               ($17,812)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/00
1 Year         5 Years        Since Inception (11/16/90)
--------------------------------------------------------
 6.78%          4.88%                  6.07%

*Unannualized. 1 Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

                                                        FREMONT MUTUAL FUNDS  21

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities and net assets, and the related statements of operations, cash flows and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Fremont Mutual Funds, Inc., (hereafter referred to as the "Funds"), at October 31, 2000, and the results of each of their operations for the year then ended, the cash flows of the Bond Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
December 19, 2000

22 FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------
STOCKS 47.8%

BUSINESS EQUIPMENT & SERVICES 4.0%

          50    Flughafen Wien AG                          AT      $      1,825
*     29,500    Cable & Wireless Optus Ltd.                AU            62,866
*      9,000    Tycom Ltd.                                 BM           301,500
      30,000    Nortel Networks Corp.                      CA         1,362,292
       1,369    Adecco SA                                  CH           946,712
       3,000    SAP AG                                     DE           482,628
       2,100    SAP AG (Vorzug)                            DE           412,717
         125    Danisco AS                                 DK             4,947
         600    Vestas Wind Systems AS                     DK            32,503
         600    Autopistas Concesinaria
                  Espanola SA                              ES             4,564
         200    Prosegur, CIA De Seguridad SA              ES             1,970
         150    Metra Oyj (Class B)                        FI             2,420
         940    Sonera Group Oyj                           FI            20,716
      21,000    Alcatel                                    FR         1,281,830
      26,900    Bouygues SA                                FR         1,370,205
       3,000    Canal Plus                                 FR           434,238
      20,000    Compagnie Generale
                  D'Industrielle et de
                  Participations                           FR           838,763
       2,500    Legrand SA                                 FR           403,251
      18,501    Pacific Century CyberWorks Ltd.            HK            14,234
       6,000    Fujitsu Ltd.                               JP           106,872
       1,000    Kinden Corp.                               JP             6,560
     103,000    Kyowa Exeo Corp.                           JP         1,073,978
       6,000    Marubeni Corp.                             JP            14,019
       2,000    Mitsubishi Logistics Corp.                 JP            17,042
       4,000    Sumitomo Corp.                             JP            35,184
       6,000    USHIO, Inc.                                JP           104,453
      21,000    Equant NV                                  NL           703,313
       6,081    Getronics NV                               NL            68,403
          14    Hands ASA                                  NO                44
         225    Merkantildata ASA                          NO             1,061
         205    Jeronimo Martins SGPS SA                   PT             1,977
         800    WM-Data AB                                 SE             2,784
     101,900    Invensys PLC                               UK           242,788
      52,200    Marconi PLC                                UK           658,775
      70,000    Misys PLC                                  UK           727,041
      46,100    Rentokil Initial PLC                       UK           106,996
      90,000    Serco Group PLC                            UK           825,754
*     22,000    ADC Telecommunications, Inc.               US           470,250
*      8,700    AGENCY.COM, Inc.                           US            91,350
*      9,432    Agilent Technologies, Inc.                 US           436,819
*     28,000    America Online, Inc.                       US         1,412,040
*      3,200    Ariba, Inc.                                US           404,400
       8,000    Automatic Data Processing, Inc.            US           522,500
*     34,700    Boston Communications
                  Group, Inc.                              US           819,787
*      6,400    Bright Horizons Family
                  Solutions, Inc.                          US           160,000
*      5,700    Brocade Communications
                  Systems, Inc.                            US         1,296,037
*     17,500    Ceridian Corp.                             US           437,500
       1,000    Cintas Corp.                               US            46,375
*      9,400    Clear Channel
                  Communications, Inc.                     US           564,587

BUSINESS EQUIPMENT & SERVICES (Cont.)

*      6,000    Computer Sciences Corp.                    US      $    378,000
*      7,000    Comverse Technology, Inc.                  US           782,250
*      8,600    Corporate Executive Board Co.              US           396,675
*     22,500    CoStar Group, Inc.                         US           703,125
*      8,000    CSG Systems International, Inc.            US           371,500
*     38,900    Datalink Corp.                             US           466,800
*     28,300    Dendrite International, Inc.               US           615,525
*      2,000    DoubleClick, Inc.                          US            32,500
       7,500    Electronic Data Systems Corp.              US           352,031
*      5,100    Exodus Communications, Inc.                US           171,169
*     12,500    Fiserv, Inc.                               US           655,469
*      1,000    i2 Technologies, Inc.                      US           170,000
*     13,200    Infocrossing, Inc.                         US           165,825
*     20,700    International
                  Speedway Corp. (Class A)                 US           664,987
       2,000    Interpublic Group of
                  Companies, Inc.                          US            85,875
*     27,100    Liberty Satellite &
                  Technology, Inc.                         US           135,500
*     17,100    Media 100, Inc.                            US           168,862
       5,775    Paychex, Inc.                              US           327,370
       8,200    PE Corp.-PE Biosystems Group               US           959,400
*      2,000    Redback Networks, Inc.                     US           212,875
*      3,000    Robert Half International, Inc.            US            91,500
*     20,100    Sanchez Computer
                  Associates, Inc.                         US           322,856
*      5,400    Sapient Corp.                              US           192,037
*      4,700    Shuffle Master, Inc.                       US           105,456
*     33,500    Spectrum Control, Inc.                     US           414,562
*     20,100    Speedway Motorsports, Inc.                 US           350,494
      12,250    Symbol Technologies, Inc.                  US           556,609
*     66,600    Teletech Holdings, Inc.                    US         1,848,150
*      1,000    TMP Worldwide, Inc.                        US            69,609
*      8,000    Waters Corp.                               US           580,500
*      8,000    Yahoo!, Inc.                               US           469,000
                                                                   ------------
                                                                     32,155,381
                                                                   ------------
CAPITAL GOODS 2.8%
          30    VA Technologie AG                          AT             1,215
         120    Wienberger Baust NPV                       AT             2,259
          50    Bekaert NV                                 BE             2,017
      25,000    Embraer - Empresa Brasileira
                  de Aeronautica SA, ADR                   BR           723,437
      46,000    Bombardier, Inc. (Class B)                 CA           723,993
       7,147    ABB Ltd.                                   CH           635,196
         641    Holderbank Financiere
                  Glarus AG (Class B)                      CH           673,648
      17,700    Siemens AG                                 DE         2,253,962
         130    FLS Industries AS (Class B)                DK             2,031
          21    NKT Holding AS                             DK             4,970
         345    Grupo Dragados SA                          ES             3,354
         264    Zardoya Otis SA                            ES             2,006
         264    Zardoya-Otis SA (Rights)                   ES               193
          60    Kone Corp. (Class B)                       FI             3,515
         200    Metso Oyj                                  FI             1,528
         350    Rautaruukki Oyj                            FI             1,129
      17,000    Ciments Francais                           FR           790,882
     692,000    Johnson Electric Holdings Ltd.             HK         1,375,340
      41,150    CRH PLC                                    IE           629,865

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  23

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS (Cont.)

         845    CRH PLC                                    IE      $     12,826
     143,353    DCC PLC                                    IE         1,235,250
         374    Italcementi SPA                            IT             2,972
       2,000    Amada Co. Ltd.                             JP            15,576
       1,000    Daikin Industries Ltd.                     JP            19,333
       2,000    Daiwa House Industry Co. Ltd.              JP            12,553
       1,000    EBARA Corp.                                JP            15,531
       4,000    Kajima Corp.                               JP            10,409
       4,000    Kawasaki Heavy Industries Ltd.             JP             4,141
       4,000    Komatsu Ltd.                               JP            17,739
       1,000    Koyo Sieko Co. Ltd.                        JP             7,073
       8,000    Kubota Corp.                               JP            26,901
      18,000    Mabuchi Motors Co. Ltd.                    JP         1,923,035
       2,000    Minebea Co. Ltd.                           JP            19,974
       9,000    Mitsubishi Electric Corp.                  JP            64,651
     247,000    Mitsubishi Heavy Industries                JP           959,575
      19,000    Murata Manufacturing Co. Ltd.              JP         2,273,594
       1,000    NGK Insulators, Ltd.                       JP            13,240
       1,000    NGK Spark Plug Co.                         JP            15,384
       1,000    Nishimatsu Construction Co. Ltd.           JP             3,161
       2,000    Obayashi Corp.                             JP             8,283
       2,000    Shimizu Corp.                              JP             5,461
         300    SMC Corp.                                  JP            42,441
       3,000    Sumitomo Electric Industries               JP            55,388
       5,000    Taiheiyo Cement Corp.                      JP             7,788
      30,000    THK Co. Ltd.                               JP           742,166
*      1,557    Cemex SA de CV (Warrants)                  MX             3,114
      26,081    Cemex SA de CV, ADR                        MX           550,961
*     93,584    Renong Berhad                              MY            39,650
     155,000    Renong Berhad Warrants                     MY               408
         235    Kvaerner ASA                               NO             2,314
         180    Tomra Systems ASA                          NO             7,226
*        130    Atlas Copco AB                             SE             2,684
         265    Atlas Copco AB (Class A)                   SE             5,618
         555    Sandvic AB                                 SE            12,238
         135    SKF AB                                     SE             2,005
         200    SKF AB (A Shares)                          SE             2,730
       4,000    Sembcorp Industries Ltd.                   SG             3,852
*     25,900    Aaon, Inc.                                 US           547,137
      16,100    Boeing Co.                                 US         1,091,781
      75,000    General Electric Co.                       US         4,110,937
*     10,600    IMPCO Technologies, Inc.                   US           208,687
*      9,100    Oshkosh Truck Corp.                        US           374,237
      46,000    Worthington Industries, Inc.               US           439,875
                                                                   ------------
                                                                     22,750,439
                                                                   ------------
CONSUMER DURABLES 2.1%

          10    SA D'Ieteren NV                            BE             2,165
         400    Magna International, Inc.                  CA            17,954
       6,500    Bayerische Motoren
                  Werke (BMW) AG                           DE           217,416
       2,000    DaimlerChrysler AG                         DE            93,130
*      7,100    Epcos AG                                   DE           541,274
*      8,000    Epcos AG, ADR                              DE           601,500
          40    Bang & Olufsen
                  Holding AS (Class B)                     DK             1,952
       5,000    Michelin (Class B)                         FR           144,746
         800    Peugeot SA                                 FR           147,378
      20,000    Renault SA                                 FR           994,969

CONSUMER DURABLES (Cont.)

         360    Sagem SA                                   FR      $     66,014
         800    Valeo SA                                   FR            34,841
*    390,000    PT Astra International TBK                 ID            89,631
         625    Bulgari SPA                                IT             7,359
         798    Fiat SPA                                   IT            18,562
      13,221    Fiat SPA (Preferred)                       IT           197,317
         170    Fiat SPA (RNC)                             IT             2,227
       2,000    Casio Computer Co. Ltd.                    JP            20,158
       2,000    Citizen Watch Co. Ltd.                     JP            19,626
       3,000    Dainippon Screen Mfg. Co. Ltd.             JP            16,328
       3,000    Denso Corp.                                JP            68,444
       2,000    Fuji Photo Film                            JP            74,217
       3,000    Honda Motor Co. Ltd.                       JP           103,628
         700    Kyocera Corp.                              JP            91,076
       7,000    Matsushita Electric Industrial
                  Company Ltd.                             JP           203,317
*     50,000    Mitsubishi Motors                          JP           160,345
       2,400    Nintendo Co. Ltd.                          JP           396,921
      85,000    Nissan Motor Co. Ltd.                      JP           583,333
       1,000    Olympus Optical Co. Ltd.                   JP            13,817
       1,000    Pioneer Electronic Corp.                   JP            30,969
      10,800    Rohm Co. Ltd.                              JP         2,722,265
       8,000    Sanyo Electric Co. Ltd.                    JP            60,839
         600    Sega Enterprises Ltd.                      JP             4,261
       4,000    Sharp Corp.                                JP            50,944
      20,000    Shinko Electric Industry Co. Ltd.          JP           729,338
      41,000    Sony Corp.                                 JP         3,275,793
      10,000    Toshiba Corp.                              JP            71,468
       1,000    Tostem Corp.                               JP            14,568
       1,000    Toyo Seikan Kaisha Ltd.                    JP            16,951
      12,000    Toyota Motor Corp.                         JP           479,384
       1,000    Yamaha Corp.                               JP             8,613
       3,000    Yokogawa Electric Corp.                    JP            23,529
*     13,000    Hyundai Motor Co. Ltd., GDR                KR            81,250
      29,605    Koninklijke (Royal) Philips
                  Electronics NV                           NL         1,163,917
         600    Fisher & Paykel Industries, Inc.           NZ             1,720
         795    Electrolux AB (Series B)                   SE            10,017
         715    Securitas AB                               SE            15,229
         270    Volvo AB (Class A)                         SE             4,050
         594    Volvo AB (Class B)                         SE             9,148
       1,000    Cycle & Carriage Ltd.                      SG             1,823
      40,428    Dixons Group PLC                           UK           120,222
      64,200    GKN PLC                                    UK           741,303
       8,000    Federal-Mogul Corp.                        US            26,000
      27,563    Ford Motor Co.                             US           720,083
       9,800    General Motors Corp.                       US           608,825
      13,000    Harley-Davidson, Inc.                      US           626,437
*     14,300    Jore Corp.                                 US            84,012
*      9,000    Palm, Inc.                                 US           482,062
*      2,000    SCI Systems, Inc.                          US            86,000
                                                                   ------------
                                                                     17,200,665
                                                                   ------------
CONSUMER NON-DURABLES 2.3%

          45    Austria Tabak AG                           AT             2,063
         160    Compagnie Financiere
                  Richemont AG                             CH           445,075
         883    Nestle SA (Registered Shares)              CH         1,829,912


The accompanying notes are an integral part of these financial statements.

24  FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES (Cont.)

          75    Carlsberg AS (Class A)                     DK      $      3,250
          60    Carlsberg AS (Class B)                     DK             2,511
         390    Altadis SA                                 ES             5,844
         135    Azucarera Ebro Agricolas SA                ES             1,645
         400    Raisio Group PLC                           FI               604
       2,800    Christian Dior SA                          FR           142,386
       2,000    Groupe Danone                              FR           279,814
       1,500    LVMH                                       FR           109,515
      19,500    Societe BIC SA                             FR           676,252
      46,666    Hellenic Bottling Co. SA                   GR           639,053
      48,000    Li & Fung Ltd.                             HK            89,244
   1,500,000    Ng Fung Hong Ltd.                          HK           663,564
*  1,125,000    Indofood Sukses Makmur TBK                 ID            93,199
      86,000    PT Hanjaya Mandala
                  Sampoerna TBK                            ID           101,122
         710    Greencore Group PLC                        IE             1,658
       7,388    Kerry Group PLC                            IE            92,262
       3,875    Benetton Group SPA                         IT             7,040
         400    Marzotto SPA                               IT             3,885
       3,120    Parmalat Finanziaria SPA                   IT             4,503
       2,000    Ajinomoto Co.                              JP            22,357
       2,000    Asahi Breweries Ltd.                       JP            19,754
      34,000    Kao Corp.                                  JP         1,018,692
       1,000    Katokichi Co. Ltd.                         JP            28,862
       1,000    KIKKOMAN Corp.                             JP             7,880
       4,000    Kirin Brewery Co. Ltd.                     JP            41,708
       2,000    Kuraray Co. Ltd.                           JP            18,783
       2,000    Meija Seika Kaisha Ltd.                    JP            11,636
       2,000    Mitsubishi Rayon Co. Ltd.                  JP             7,128
       1,000    Nippon Meat Packers, Inc.                  JP            12,681
       1,000    Onward Kashiyama Co. Ltd.                  JP             7,422
       2,000    Shiseido Co. Ltd.                          JP            25,838
       3,000    Snow Brand Milk
                  Products Co. Ltd.                        JP            10,885
       1,000    Takara Shuzo Co. Ltd.                      JP            16,850
       4,000    Teijin Ltd.                                JP            18,105
       4,000    Toray Industries, Inc.                     JP            15,576
         400    Uni-Charm Corp.                            JP            17,116
      13,000    Fomento Economico
                  Mexicano SA de CV, ADR                   MX           496,437
      80,000    British American
                  Tobacco (Malaysia) Berhad                MY           731,579
       3,000    Heineken Holding NV (Class A)              NL           106,968
      30,800    Heineken NV                                NL         1,673,450
       2,500    VNU NV                                     NL           117,792
         371    Orkla ASA (Series A)                       NO             6,689
         875    Swedish Match AB                           SE             3,001
       2,000    Fraser & Neave Ltd.                        SG             6,951
       6,400    Cadbury Schweppes PLC                      UK            39,572
      29,000    Caradon PLC                                UK            79,507
      25,000    Unilever PLC                               UK           169,358
      18,000    Anheuser-Busch Cos., Inc.                  US           823,500
      30,000    Coca-Cola Enterprises, Inc.                US           551,250
       6,000    Colgate Palmolive Co.                      US           352,560
      21,000    ConAgra, Inc.                              US           448,875
*      1,900    Concord Camera Corp.                       US            58,781
*     22,200    Guess?, Inc.                               US           165,112
       9,000    Heinz (H.J.) & Co.                         US           377,437
       7,400    K-Swiss, Inc.                              US           203,500

CONSUMER NON-DURABLES (Cont.)

*     27,400    McNaughton Apparel Group, Inc.             US      $    376,750
       3,600    NIKE, Inc. (Class B)                       US           143,775
      28,000    Pepsi Bottling Group, Inc.                 US           969,500
      24,000    Pepsico, Inc.                              US         1,162,500
      49,000    Philip Morris Cos., Inc.                   US         1,794,625
       7,000    Procter & Gamble Co.                       US           500,062
       1,000    Sysco Corp.                                US            52,187
*      6,500    Universal Electronics, Inc.                US           119,437
                                                                   ------------
                                                                     18,026,829
                                                                   ------------
CONSUMER SERVICES 1.6%

       3,800    News Corp. Ltd., ADR                       AU           163,400
      12,000    Thomson Corp.                              CA           484,984
         705    Public Groupe SA                           CH           413,795
         240    Sol Melia SA                               ES             2,196
         115    Tieto Corp.                                FI             2,211
      11,957    Lagardere SCA                              FR           679,095
       4,000    Societe Television Francaise 1             FR           218,350
*      6,000    Wanadoo                                    FR            76,405
   4,624,000    China Hong Kong Photo
                  Products Holdings Ltd.                   HK           391,322
       1,000    Television Broadcasts Ltd.                 HK             5,475
      21,948    Independent Newspapers PLC                 IE            68,010
         250    Jurys Hotel Group PLC                      IE             1,900
       2,570    Mediaset SPA                               IT            37,200
         560    Mondadori (Arnoldo)
                  Editore SPA                              IT             6,561
         300    CSK Corp.                                  JP             4,096
       3,000    Dai Nippon Printing Co. Ltd.               JP            47,004
         200    Namco Ltd.                                 JP             5,168
      22,000    Secom Co.                                  JP         1,568,261
       4,000    Toppan Printing Co. Ltd.                   JP            35,331
       2,800    Trans Cosmos, Inc.                         JP           202,419
       1,000    Societe Europeenne des Satellites          LU           133,285
     400,000    Resorts World Berhad                       MY           700,000
      15,043    Elsevier NV                                NL           192,200
           1    TNT Post Group NV                          NL                21
*      2,500    United Pan Europe
                  Communications NV                        NL            43,827
      24,406    Wolters Kluwer NV                          NL           549,480
         200    Schibsted ASA                              NO             3,035
       1,000    Singapore Press Holdings Ltd.              SG            14,301
      29,100    British Sky
                  Broadcasting Group PLC                   UK           419,592
*     19,100    Granada Media PLC                          UK           110,826
      50,700    Reuters Group PLC                          UK           986,980
*     15,400    ACTV, Inc.                                 US           151,594
*     32,100    American Classic Voyages Co.               US           443,381
*      7,000    Atmel Corp.                                US           104,562
      39,500    Cash America International, Inc.           US           204,906
*     30,000    Championship Auto
                  Racing Teams, Inc.                       US           746,250
*      5,000    CNET Networks, Inc.                        US           157,500
*     13,100    Crown Media
                  Holdings, Inc. (Class A)                 US           181,762
*      6,000    InfoSpace, Inc.                            US           120,750
*     12,800    Internet.com Corp.                         US           266,400
*     35,300    LoJack Corp.                               US           282,400

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS 25

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES (Cont.)

*     20,500    Nucentrix Broadband
                  Networks, Inc.                           US      $    463,812
*      2,000    RealNetworks, Inc.                         US            41,219
      12,000    Starwood Hotels & Resorts
                  Worldwide, Inc.                          US           355,500
      28,000    The Walt Disney Co.                        US         1,002,750
*      3,000    Univision Communications, Inc.             US           114,750
*     12,000    Viacom, Inc. (Class B)                     US           682,500
                                                                   ------------
                                                                     12,886,766
                                                                   ------------
ENERGY 1.9%

          55    OMV AG                                     AT             3,734
       3,300    Suncor Energy, Inc.                        CA            64,517
      45,000    TransCanada PipeLines Ltd.                 CA           428,797
      16,035    Repsol SA                                  ES           254,834
       2,632    Total Fina Elf                             FR           374,715
       2,632    Total Fina Elf SA-Strip VVPR               FR                22
      92,395    ENI SPA                                    IT           500,439
       6,000    Nippon Mitsubishi Oil Corp.                JP            32,270
       7,485    Norsk Hydro ASA                            NO           297,276
         180    Petroleum Geo-Services                     NO             2,480
         400    Smedvig AS                                 NO             3,746
       1,227    Fletcher Challenge Energy                  NZ             4,031
       2,200    Lukoil-Holding, ADR                        RU           114,950
      12,600    BG Group PLC                               UK            50,675
     164,681    BP Amoco PLC                               UK         1,396,290
      41,000    Shell Transport & Trading Co.              UK           330,084
      14,000    Apache Corp.                               US           774,375
      10,000    Devon Energy Corp.                         US           504,000
      10,500    Dynegy, Inc. (Class A)                     US           486,281
       8,000    El Paso Energy Corp.                       US           501,500
       9,000    EOG Resources, Inc.                        US           354,375
      58,990    Exxon Mobil Corp.                          US         5,261,171
*     32,500    Newpark Resources, Inc.                    US           292,500
*     14,500    Noble Drilling Corp.                       US           602,656
*     13,100    Syntroleum Corp.                           US           255,450
*      5,000    Transocean Sedco Forex, Inc.               US           265,000
      47,000    USX-Marathon Group                         US         1,277,812
      11,500    Weatherford International, Inc.            US           419,750
                                                                   ------------
                                                                     14,853,730
                                                                   ------------
FINANCIAL SERVICES (BANKS) 3.7%

         245    Bank Austria AG                            AT            13,260
      37,000    Australia & New Zealand
                  Banking Group Ltd.                       AU           274,987
      32,700    Westpac Banking Corp. Ltd.                 AU           224,678
         645    Kredietbank NV                             BE            26,722
      17,000    Bank Of Montreal                           CA           787,606
       6,700    Bank Of Nova Scotia                        CA           191,529
      30,000    Royal Bank Of Canada                       CA           952,224
      26,500    Toronto-Dominion Bank                      CA           730,548
       5,500    UBS AG                                     CH           761,913
      15,000    Commerzbank AG                             DE           418,320
      10,188    Deutsche Bank AG                           DE           825,989
       3,000    Dresdner Bank AG                           DE           121,357
         115    Den Danske Bank Group                      DK            16,656
       1,460    Nordic Baltic Holding AB                   DK            10,989
      67,158    Banco Bilbao Vizcaya SA                    ES           895,116
       2,800    Banco Bilbao Vizcaya SA, ADR               ES            38,150

FINANCIAL SERVICES (BANKS) (Cont.)

       7,944    Banco Santander Central
                  Hispano SA                               ES      $     77,017
     150,000    Dao Heng Bank Group Ltd.                   HK           757,809
       4,200    Hang Seng Bank Ltd.                        HK            49,411
      45,606    Allied Irish Banks PLC                     IE           464,800
       1,938    Allied Irish Banks PLC                     IE            19,743
      19,000    Allied Irish Banks PLC, ADR                IE           389,500
      60,000    Bank Of Ireland                            IE           455,886
      15,000    Bank Of Ireland, ADR                       IE           450,000
       8,672    Banca Intesa SPA                           IT            36,001
       1,610    Banca Intesa SPA (RNC)                     IT             3,895
         575    Banca Popolare di Milano                   IT             3,612
       1,240    Mediobanca SPA                             IT            13,801
      81,425    San Paolo-IMI SPA                          IT         1,320,302
     160,570    Unicredito Italiano SPA                    IT           817,895
       9,000    Asahi Bank Ltd.                            JP            35,459
      14,000    Bank Of Tokyo-Mitsubushi Ltd.              JP           167,913
       5,000    Bank Of Yokohama Ltd.                      JP            24,510
       3,000    Gunma Bank Ltd.                            JP            15,256
       4,000    Joyo Bank Ltd.                             JP            13,671
       4,000    Mitsubishi Trust & Banking Corp.           JP            32,435
          21    Mizuho Holding, Inc.                       JP           161,435
      37,000    Sakura Bank Ltd.                           JP           269,516
     106,000    Sanwa Bank Ltd.                            JP           942,093
       3,000    Shizuoka Bank Ltd.                         JP            27,240
      10,000    Sumitomo Bank Ltd.                         JP           121,404
       2,000    The 77 Bank Ltd.                           JP            14,807
       7,000    Tokai Bank Ltd.                            JP            37,521
       1,000    Yamazaki Banking Co. Ltd.                  JP             7,495
      20,000    Kookmin Bank                               KR           228,571
      42,219    ABN Amro Holding NV                        NL           978,482
       1,150    Christiana Bank                            NO             5,991
       1,340    Den Norske Bank ASA                        NO             5,812
      28,000    Bank of Philippine Islands                 PH            28,739
       2,150    Banco Comercial Portugues SA               PT            10,751
         414    Banco Espirito Santo E
                  Comercial De Lisboa SA                   PT             6,291
       1,130    BPI-SGPS SA                                PT             3,674
       1,130    BPI-SGPS SA (Rights)                       PT                 0
      18,497    ForeningSparbanken AB
                  (Series A)                               SE           265,432
       1,280    Skandinaviska Enskilda Banken              SE            15,104
       1,410    Svenska Handelsbanken AB
                  (Class A)                                SE            22,137
         210    Svenska Handelsbanken AB
                  (Class B)                                SE             3,255
      55,163    DBS Group Holdings Ltd.                    SG           650,603
       3,150    Oversea-Chinese Banking
                  Corp. Ltd. (Local Shares)                SG            20,101
      81,056    United Overseas Bank Ltd
                  (Local Shares)                           SG           600,381
      24,285    Thai Farmers Bank (Warrants)               TH               774
     148,000    Turkiye Is Bankasi (Isbank)                TR           281,777
     200,000    Turkiye Is Bankasi, GDR                    TR           380,780
      99,500    Halifax Group PLC                          UK           783,016
      12,000    HSBC Holdings PLC, ADR                     UK           865,200
     213,426    Lloyds TSB Group PLC                       UK         2,174,910
*     45,000    Royal Bank Of Scotland
                  Group PLC                                UK            53,201

The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (Cont.)

      53,858    Royal Bank Of Scotland
                  Group PLC (Value Shares)                 UK      $  1,210,178
      45,600    Bank Of America Corp.                      US         2,191,650
      17,800    Bank One Corp.                             US           649,700
      19,000    Capital One Financial Corp.                US         1,199,375
      21,000    MBNA Corp.                                 US           788,812
       8,100    Mellon Bank Corp.                          US           390,825
       7,000    PNC Bank Corp.                             US           468,125
      10,500    TCF Financial Corp.                        US           424,594
      26,000    Washington Mutual, Inc.                    US         1,144,000
       8,300    Wells Fargo & Co.                          US           384,394
                                                                   ------------
                                                                     29,257,106
                                                                   ------------
FINANCIAL SERVICES (OTHER) 3.5%

          15    Generali Holding Vienna AG                 AT             2,197
      78,762    Lend Lease Corp. Ltd.                      AU           927,754
       1,560    Fortis (Class B)                           BE            47,809
         868    Fortis AG-CVG                              BE             3,589
          50    Groupe Bruxelles Lambert SA                BE            11,461
  12,000,000    Sanwa International Financial
                  Bermuda Trust                            BM           127,543
       5,100    Clarica Life Insurance Co.                 CA           121,325
*      1,000    Fairfax Financial Holdings Ltd.            CA           133,403
         360    Swiss Re                                   CH           710,006
       3,000    Allianz AG                                 DE         1,010,335
       4,300    Muenchener Rueckversicherungs-
                  Gesellschaft AG                          DE         1,334,252
          60    Muenchener Rueckversicherungs-
                  Gesellschaft AG (Warrants)               DE             5,094
         115    Corporacion Mapfre SA                      ES             2,026
         260    Vallehermoso SA                            ES             1,472
          45    Pohjola Group Insurance Corp.              FI             1,635
          40    Pohjola Insurance Group (Class A)          FI             1,447
         200    Sampo Insurance Company Ltd. (Class A)     FI             8,150
       7,600    Coface (Compagnie Francaise
                  d'Assurance pour le
                  Commerce Exterieur)                      FR           684,559
      16,000    SCOR                                       FR           736,209
      30,000    Cheung Kong (Holdings) Ltd.                HK           331,782
      70,000    Henderson Land
                  Development Co. Ltd.                     HK           301,585
     270,000    Kerry Properties Ltd.                      HK           309,855
       5,000    Sun Hung Kai Properties Ltd.               HK            41,353
      10,285    Wharf Holdings                             HK            20,969
         631    Irish Permanent PLC                        IE             6,326
       7,845    Assicurazioni Generali SPA                 IT           258,075
       1,572    RAS SPA                                    IT            20,645
         132    SAI SPA                                    IT             2,191
         600    Acom Co. Ltd.                              JP            48,543
       1,700    Aiful Corp.                                JP           133,956
       1,400    Credit Saison Co. Ltd.                     JP            29,632
       9,000    Daiwa Securities Co. Ltd.                  JP            99,698
       5,000    Mitsubishi Estate Co. Ltd.                 JP            53,143
      14,000    Mitsui Fudosan Co. Ltd.                    JP           169,580
      49,000    Mitsui Marine and Fire
                  Insurance Co. Ltd.                       JP           248,726

FINANCIAL SERVICES (OTHER) (Cont.)

       3,000    Nikko Securities Co. Ltd.                  JP      $     25,893
      46,000    Nomura Securities Co. Ltd.                 JP           975,719
         300    Orix Corp.                                 JP            31,473
       1,600    SHOHKOH FUND & Co., Ltd                    JP           131,354
       4,000    Sumitomo Marine & Fire
                  Insurance Co. Ltd.                       JP            24,409
       7,200    Takefuji Corp.                             JP           712,479
       5,000    Tokio Marine & Fire
                  Insurance Co. Ltd.                       JP            55,250
     250,000    AMMB Holdings Berhad                       MY           280,263
      18,763    Aegon NV                                   NL           745,470
      14,215    Aegon NV, ADR                              NL           573,931
       3,009    ING Groep NV                               NL           206,709
       9,093    ING Groep NV, ADR                          NL           629,122
         590    Storebrand ASA                             NO             4,128
         175    OM Gruppen AB                              SE             6,247
       2,230    Skandia Forsakrings AB                     SE            37,798
     300,000    Wing TAI Holdings                          SG           232,465
      10,000    Land Securities PLC                        UK           102,920
      27,400    Prudential Corp. PLC                       UK           369,443
      19,000    Royal & Sun Alliance
                  Insurance Group PLC                      UK           135,120
      35,500    ACE Ltd.                                   US         1,393,375
      17,000    Alliance Capital Management
                  Holding LP                               US           816,000
       6,500    American General Corp.                     US           523,250
      16,625    American International
                  Group, Inc.                              US         1,629,250
*     13,800    Associates First
                  Capital Corp. - Class A                  US           512,325
       5,000    Cigna Corp.                                US           609,750
      52,333    Citigroup, Inc.                            US         2,754,024
*      3,100    Concord EFS, Inc.                          US           128,069
      19,000    Fannie Mae                                 US         1,463,000
      40,000    FleetBoston Financial Corp.                US         1,520,000
      11,000    GATX Corp.                                 US           462,687
       3,500    Hartford Financial
                  Services Group, Inc.                     US           260,531
       7,400    Legg Mason, Inc.                           US           384,337
       7,000    Lehman Brothers Holdings, Inc.             US           451,500
       7,800    Morgan Stanley
                  Dean Witter & Co.                        US           626,437
       9,000    Providian Financial Corp.                  US           936,000
      13,500    Stilwell Financial, Inc.                   US           604,969
                                                                   ------------
                                                                     28,302,022
                                                                   ------------
HEALTH CARE 5.3%

         315    UCB SA                                     BE            11,232
*      4,100    QLT Phototherapeutics, Inc.                CA           203,911
       1,337    Novartis AG (Registered Shares)            CH         2,028,429
          12    Roche Holding AG (Genusss)                 CH           109,622
       4,950    Schering AG                                DE           275,251
         165    Novo Nordisk AS (Class B)                  DK            35,001
         165    Fabrica Espanola de Productos
                  Quimicos y Farmaceuticos, SA             ES             1,982
          70    Instrumentarium Group (Class B)            FI             1,622
      10,400    Sanofi Synthelabo SA                       FR           547,403
*     17,000    Elan Corp PLC, ADR                         IE           882,937

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (Cont.)

      16,000    Chugai Pharmaceutical Co. Ltd.             JP      $    271,504
       1,000    Daiichi Pharmaceutical Co. Ltd.            JP            28,404
       1,000    Eisai Co. Ltd.                             JP            30,786
      45,000    Sankyo Co. Ltd.                            JP           991,616
      39,000    Shionogi & Co. Ltd.                        JP           761,132
       1,000    Taisho Pharmaceutical Co. Ltd.             JP            28,770
       5,000    Takeda Chemical Industries                 JP           329,393
       1,000    Yamanouchi Pharmaceutical
                  Co. Ltd.                                 JP            45,263
*     46,500    Grupo Casa Saba
                  SA de CV, ADR                            MX           438,844
      26,400    AstraZeneca Group PLC                      UK         1,240,402
      43,298    AstraZeneca Group PLC                      UK         2,043,666
      51,700    Glaxo Wellcome PLC                         UK         1,485,671
      76,067    SmithKline Beecham PLC                     UK           983,154
      16,000    Abbott Laboratories                        US           845,000
*     21,500    Advance Paradigm, Inc.                     US         1,050,812
       2,000    Allergan, Inc.                             US           168,125
*     13,000    ALZA Corp.                                 US         1,052,187
      10,000    American Home Products Corp.               US           635,000
*     18,650    Amgen, Inc.                                US         1,080,534
*     44,500    ArthroCare Corp.                           US         1,009,594
       2,000    Becton Dickinson & Co.                     US            67,000
*     15,000    Biogen, Inc.                               US           902,812
      26,200    Bristol-Myers Squibb Co.                   US         1,596,562
       4,000    Cardinal Health, Inc.                      US           379,000
*     10,200    Cerner Corp.                               US           631,762
*      5,100    Chiron Corp.                               US           220,894
*     25,400    eBenX, Inc.                                US           303,212
*     20,800    Eclipsys Corp.                             US           513,500
*     36,800    Endocare, Inc.                             US           650,900
*      2,000    Forest Laboratories, Inc.
                  (Class A)                                US           265,000
*     26,500    Fusion Medical Technologies, Inc.          US           218,625
*     48,000    Gene Logic, Inc.                           US         1,047,000
*      4,000    Human Genome Sciences, Inc.                US           353,563
*      3,500    IDEC Pharmaceuticals Corp.                 US           686,438
*     12,500    Immunex Corp.                              US           532,031
       4,000    IMS Health, Inc.                           US            94,500
*     26,100    InnerDyne, Inc.                            US           182,700
*     10,200    Invitrogen Corp.                           US           775,838
*      2,000    IVAX Corp.                                 US            87,000
      19,210    Johnson & Johnson                          US         1,769,721
      10,000    Lilly (Eli) & Co.                          US           893,750
*     21,500    MedImmune, Inc.                            US         1,405,563
      20,800    Medtronic, Inc.                            US         1,129,700
      24,170    Merck & Co.                                US         2,173,789
*      4,000    Millennium Pharmaceuticals, Inc.           US           290,250
*     10,500    NeoPharm, Inc.                             US           380,625
*     41,100    Oxford Health Plans, Inc.                  US         1,387,125
      51,750    Pfizer, Inc.                               US         2,234,953
      19,970    Pharmacia Corp.                            US         1,098,350
*      3,600    Quintiles Transnational Corp.              US            50,175
      13,000    Schering-Plough Corp.                      US           671,938
*      2,000    Sepracor, Inc.                             US           136,250
*     13,200    Sunrise Assisted Living, Inc.              US           308,550
      10,000    Tenet Healthcare Corp.                     US           393,125
                                                                   ------------
                                                                     42,449,448
                                                                   ------------
MULTI-INDUSTRY 0.4%

       5,300    Metallgesellschaft AG                      DE      $     55,343
          65    ISS AS                                     DK             4,003
*        180    Corporacion Financiera Alba SA             ES             4,584
         300    Sociedad General de Aguas
                  de Barcelona SA                          ES             3,693
         195    Kesko Oyj                                  FI             1,631
       1,500    Vivendi                                    FR           107,859
      44,600    Hutchison Whampoa Ltd.                     HK           553,297
*    400,000    New World Infrastructure Ltd.              HK           364,159
      14,000    Swire Pacific Ltd. (Class A)               HK            86,347
         832    SNIA SPA                                   IT             1,723
       5,000    Itochu Corp.                               JP            21,303
       5,000    Mitsubishi Corp.                           JP            41,231
       5,000    Mitsui & Co. Ltd.                          JP            33,214
         100    Toho Co. Ltd.                              JP            14,413
         425    Sonae SGPS SA                              PT               516
*      1,779    Sonae SGPS SA (New Shares)                 PT             2,084
         240    Trelleborg AB                              SE             1,344
       2,000    Keppel Corp.                               SG             3,988
     204,000    Singapore Technology
                  Engineering Ltd.                         SG           328,939
      39,000    Synnex Technology
                  International Corp., ADR                 TW           321,750
      31,000    TI Group PLC                               UK           168,857
      14,400    Minnesota Mining &
                  Manufacturing Co.                        US         1,391,400
                                                                   ------------
                                                                      3,511,678
                                                                   ------------
RAW MATERIALS 1.3%

          50    Boehler-Uddeholm AG                        AT             1,571
         120    Radex-Heraklith
                  Industriebeteiligungs AG                 AT             2,547
      49,000    Broken Hill Proprietary Co. Ltd.           AU           477,896
      40,000    Broken Hill
                  Proprietary Co. Ltd., ADR                AU           792,500
*      4,050    OneSteel Ltd.                              AU             1,943
      23,400    WMC Ltd.                                   AU            90,006
          20    Glaverbel SA                               BE             1,358
         180    Solvay SA                                  BE             9,169
          70    Union Miniere SA                           BE             2,466
         171    Alcan Aluminium Ltd.                       CA             5,397
       5,900    Alcan Aluminium Ltd.                       CA           186,302
      54,000    Dofasco, Inc.                              CA           750,542
*      7,010    Inco Ltd.                                  CA           109,179
      10,100    Noranda, Inc.                              CA            99,228
       9,100    BASF AG                                    DE           355,370
      10,450    Bayer AG                                   DE           447,569
       9,300    Henkel KGaA                                DE           478,530
      20,000    Thyssen Krupp AG                           DE           289,492
         115    Acerinox SA                                ES             3,201
         200    Asturiana De Zinc, SA                      ES             1,703
         144    Empresa Nacional De
                  Celulosas SA                             ES             2,132
          75    Portland Valderrivas SA                    ES             1,305
         250    Uralitta SA                                ES             1,312
         200    Viscofan Industria Navarra
                  De Envolturas Celulosicas SA             ES             1,049
       9,400    Outokumpo Oyj                              FI            65,437

The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS (Cont.)

       5,970    Upm-Kymmene Oyj                            FI      $    169,026
       6,800    Compagnie de Saint-Gobain                  FR           899,989
       2,395    Jefferson Smurfit Group PLC                IE             4,270
       4,085    Pirelli SPA                                IT            11,860
       5,000    Asahi Chemical Industry Co. Ltd.           JP            30,969
       6,000    Asahi Glass Co. Ltd.                       JP            61,572
       3,000    Bridgestone Corp.                          JP            29,742
       4,000    Dainippon Ink and
                  Chemicals, Inc.                          JP            12,938
       1,000    Fujikura Ltd.                              JP             8,814
       1,000    Inax Corp.                                 JP             4,774
       2,000    Kaneka Corp.                               JP            19,425
      15,000    Kawasaki Steel Corp.                       JP            14,706
       2,000    Kokuyo Co. Ltd.                            JP            30,786
       2,000    Kyowa Hakko Kogyo                          JP            15,998
       8,000    Mitsubishi Chemical Corp.                  JP            25,289
       5,000    Mitsubishi Materials Corp.                 JP            14,706
       3,000    Mitsui Mining & Smelting Co. Ltd.          JP            25,289
       4,000    Nippon Paper Industries Co. Ltd.           JP            22,796
       9,000    Nippon Sheet Glass Co.                     JP           136,888
      23,000    Nippon Steel Corp.                         JP            37,301
       5,000    Oji Paper Co. Ltd.                         JP            29,091
       1,000    Sekisui Chemical Co. Ltd.                  JP             2,886
      12,000    Shin-Etsu Chemical Co. Ltd.                JP           492,578
       6,000    Sumitomo Chemical Co.                      JP            29,577
      37,000    Sumitomo Forestry Co.                      JP           233,581
       9,000    Sumitomo Metal Industries Ltd.             JP             4,948
       8,000    The Furukawa Electric Co. Ltd.             JP           210,372
       4,000    Tosoh Corp.                                JP            12,168
       1,000    Toto Ltd.                                  JP             7,587
      41,069    Hansol Paper Ltd., GDR                     KR            63,185
      20,000    Pohang Iron & Steel
                  Co. Ltd., ADR                            KR           316,250
     140,000    Kimberly-Clark de Mexico SA                MX           358,017
      15,208    DSM NV                                     NL           438,968
          70    Norske Skogindustrier ASA
                  (Class A)                                NO             2,524
       3,105    Carter Holt Harvey Ltd.                    NZ             2,065
       1,678    Fletcher Challenge Building                NZ             1,203
         277    CIMPOR-Cimentos de
                  Portugal, SGPS, SA                       PT             6,185
         400    Portucel Industrial-Empresa
                  Produtora de Celulosa SA                 PT             2,255
         150    Sapa AB                                    SE             2,100
         160    SSAB Svenskt Stal AB (Series A)            SE             1,296
         200    SSAB Svenskt Stal AB (Series B)            SE             1,580
         425    Svenska Cellulosa AB (Class B)             SE             8,713
      24,000    BOC Group PLC                              UK           335,089
       1,751    Corus Group PLC                            UK             1,588
      80,061    Laporte PLC                                UK           612,039
*    720,549    Laporte PLC (Class B)                      UK             8,362
      47,050    Northern Technologies
                  International Corp.                      US           326,409
      22,000    Weyerhaeuser Co.                           US         1,032,625
                                                                   ------------
                                                                     10,297,583
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS 0.0%

      78,375    Beni Stabili                               IT      $     34,333
   3,000,000    Sm Prime Holdings                          PH           234,604
                                                                   ------------
                                                                        268,937
                                                                   ------------
RETAIL 1.8%

         100    Colruyt NV                                 BE             3,858
         115    Delhaize Le Lion SA                        BE             5,272
*     23,500    InterTAN, Inc.                             CA           259,969
       7,000    Metro AG                                   DE           278,116
          80    Cortefiel SA                               ES             1,436
         460    TelePizza SA                               ES             1,761
         100    Stockmann AB                               FI             1,193
       3,650    Pinault-Printemps-Redoute SA               FR           651,650
       1,000    Fyffes PLC                                 IE               739
         480    La Rinascente SPA                          IT             2,453
         200    Aoyama Trading Co.                         JP             1,631
       4,000    Daiei, Inc.                                JP             6,817
       1,000    Hankyu Department Stores, Inc.             JP             4,041
       1,000    Isetan Co. Ltd.                            JP             8,494
       1,000    Ito-Yokado Co. Ltd.                        JP            45,171
      16,000    Jusco Co. Ltd.                             JP           300,531
       1,000    Marui Co. Ltd.                             JP            14,752
       1,000    Mycal Corp.                                JP             2,309
*      4,000    Seiyu Ltd.                                 JP            12,278
       1,000    Takashimaya Co. Ltd.                       JP             7,303
       1,000    The Daimaru, Inc.                          JP             2,859
       5,700    LG Home Shopping, Inc.                     KR           342,752
*     50,599    Cifra SA de CV                             MX           121,986
*    200,000    Wal-Mart de Mexico SA de CV                MX           454,973
       7,200    Hagemeyer NV                               NL           170,231
       1,800    Hennes & Mauritz AB (Series B)             SE            33,660
*      9,100    Abercrombie & Fitch Co.
                  (Class A)                                US           214,419
*      3,100    American Eagle Outfitters, Inc.            US           106,756
*      6,800    AnnTaylor Stores Corp.                     US           204,000
*      6,100    Bebe Stores, Inc.                          US            93,025
*     14,000    Bed Bath & Beyond, Inc.                    US           361,375
*     19,000    Best Buy Co., Inc.                         US           953,563
*     24,900    Buca, Inc.                                 US           389,063
       9,100    CBRL Group, Inc.                           US           162,663
*      6,900    Electronics Boutique
                  Holdings Corp.                           US           107,813
       3,000    Family Dollar Stores, Inc.                 US            58,313
*      5,400    Finish Line, Inc. (Class A)                US            41,175
      18,250    Gap, Inc.                                  US           471,078
*     26,000    Genesco, Inc.                              US           461,500
*     14,300    Good Guys, Inc.                            US            84,013
*     30,400    Gymboree Corp.                             US           271,700
      28,600    Home Depot, Inc.                           US         1,229,800
*      8,400    Jack in the Box, Inc.                      US           205,800
*     15,500    Kohls Corp.                                US           839,906
       9,200    Limited, Inc.                              US           232,300
      14,000    Lowe's Cos., Inc.                          US           639,625
*      8,000    Office Depot, Inc.                         US            66,500
*      8,700    Quicksilver, Inc.                          US           166,388
       5,500    Radioshack Corp.                           US           327,938
      21,000    Sears, Roebuck & Co.                       US           624,330
*     35,500    Staples, Inc.                              US           505,875

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

RETAIL (Cont.)

*      2,000    Starbucks Corp.                            US      $     89,375
*      7,100    Stein Mart, Inc.                           US           110,050
*      4,400    The Buckle, Inc.                           US            73,975
*      6,300    The Children's Place
                  Retail Stores, Inc.                      US           163,406
       3,000    TJX Companies, Inc.                        US            81,750
*      3,600    ValueVision International, Inc.            US            72,900
*     41,500    Venator Group, Inc.                        US           586,188
      37,000    Wal-Mart Stores, Inc.                      US         1,678,875
                                                                   ------------
                                                                     14,411,672
                                                                   ------------
SHELTER 0.1%

         100    Acs, Actividades de
                  Construccion y Servicios SA              ES             2,189
         260    Fomento de Construcciones y
                  Contractas SA                            ES             4,779
         300    Inmobilaria Ubris SA                       ES             1,197
          99    Metrovacesa SA                             ES             1,340
       7,092    New World Development Co.                  HK             8,412
      16,000    Sekisui House Ltd.                         JP           169,177
*  1,459,000    Filinvest Land, Inc.                       PH            30,806
         245    Drott AB                                   SE             2,879
         245    Skanska AB (Class B)                       SE             9,702
       2,000    City Developments Ltd.                     SG             9,230
       3,750    DBS Land Ltd.                              SG             5,705
*     33,700    Modtech Holdings, Inc.                     US           358,063
                                                                   ------------
                                                                        603,479
                                                                   ------------
TECHNOLOGY (COMPONENTS) 5.4%

          30    Barco NV                                   BE             3,367
*     10,200    Infineon Technologies AG                   DE           416,079
*     20,000    Infineon Technologies AG, ADR              DE           857,500
       3,800    Advantest Corp.                            JP           495,455
         800    Fanuc Ltd.                                 JP            71,834
       6,200    Hirose Electronics                         JP           715,778
      58,000    NEC Corp.                                  JP         1,105,369
      41,000    NICHICON Corp.                             JP           732,170
      28,000    Nikon Corp.                                JP           406,890
      15,000    Taiyo Yuden Co. Ltd.                       JP           573,117
      27,000    Tokyo Electron Ltd.                        JP         2,112,699
       7,000    Samsung Electro-Mechanics
                  Co. Ltd.                                 KR           224,000
       2,330    Samsung Electronics                        KR           291,890
       3,000    Samsung Electronics, GDR                   KR            90,750
       1,400    Samsung Electronics, GDR                   KR           103,600
       5,930    Samsung Electronics, GDR (144A)            KR           438,820
      31,800    STMicroelectronics NV
                  (New York Shares)                        NL         1,651,613
*     10,000    Chartered Semiconductor
                  Manufacturing Ltd.                       SG            43,302
     265,000    Natsteel Electronics Ltd.                  SG           688,508
      23,120    Asustek Computer, Inc.                     TW           126,582
       9,100    Hon Hai Precision
                  Industry Co., GDR                        TW           104,878
*    102,056    Ritek Corp., GDR                           TW           391,068
*    103,220    Taiwan Semiconductor
                  Manufacturing Co. Ltd., ADR              TW         2,341,804
*     13,000    ARM Holdings PLC                           UK           128,327
*      9,200    Bookham Technology PLC                     UK           309,925

TECHNOLOGY (COMPONENTS) (Cont.)

*    127,000    Dimension Data Holdings Ltd.               UK      $  1,112,726
*     18,000    Analog Devices, Inc.                       US         1,170,000
*     12,500    Anaren Microwave, Inc.                     US         1,300,000
*      4,000    Broadcom Corp.                             US           889,500
*     19,600    California Amplifier, Inc.                 US           490,000
*     42,200    California Micro Devices Corp.             US           535,413
*      1,000    CIENA Corp.                                US           105,125
*     59,000    Cisco Systems, Inc.                        US         3,178,625
*      3,000    Conexant Systems, Inc.                     US            78,938
*     33,000    EMC Corp.                                  US         2,939,063
      59,200    Intel Corp.                                US         2,664,000
*     23,000    Jabil Circuit, Inc.                        US         1,312,438
*     39,000    JDS Uniphase Corp.                         US         3,173,625
       7,500    Linear Technology Corp.                    US           484,219
      39,150    Lucent Technologies, Inc.                  US           912,684
*      7,000    Maxim Integrated Products, Inc.            US           464,188
*      2,500    Microchip Technology, Inc.                 US            79,063
*      9,000    Micron Technology, Inc.                    US           312,750
*     12,900    Microsemi Corp.                            US           516,000
*     13,000    Network Appliance, Inc.                    US         1,547,000
*     17,500    Parlex Corp.                               US           280,000
*      2,000    PMC-Sierra, Inc.                           US           339,000
*      1,000    QLogic Corp.                               US            96,750
*     10,000    Qualcomm, Inc.                             US           651,094
*      2,000    Rambus, Inc.                               US            89,875
*      1,800    Sage, Inc.                                 US            23,850
*      2,000    Sanmina Corp.                              US           228,625
*      1,000    SDL, Inc.                                  US           259,250
*     12,000    Solectron Corp.                            US           528,000
*     10,300    Spectra-Physics Lasers, Inc.               US           363,719
*     10,200    Vitesse Semiconductor Corp.                US           713,363
*     22,200    Xilinx, Inc.                               US         1,608,113
                                                                   ------------
                                                                     42,872,321
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 4.2%

*      5,000    Mitel Corp.                                CA            82,145
       1,800    Aixtron AG                                 DE           251,374
      32,000    Nokia Corp., ADR                           FI         1,368,000
      50,640    Nokia Oyj                                  FI         2,084,625
         455    Sirti SPA                                  IT               653
      53,000    Canon, Inc.                                JP         2,102,712
         900    Hikari Tsushin Inc.                        JP            15,256
      84,000    Hitachi Ltd.                               JP           900,495
       1,100    Keyence Corp.                              JP           341,671
       1,000    Omron Corp.                                JP            24,647
       1,900    TOKYO SEIMITSU Co., Ltd.                   JP           134,048
*      5,500    ASM Lithography Holding NV                 NL           150,396
      29,500    ASM Lithography Holding NV
                  (New York Registered)                    NL           820,469
      24,800    Ericsson (L.M.)
                  Telephone Co., ADR                       SE           344,100
     217,400    Telefonaktiebolaget LM
                  Erricsson AB (Class B)                   SE         2,891,420
       1,500    Creative Technology Ltd.                   SG            24,358
       4,500    Creative Technology Ltd.                   SG            75,938
*    250,000    iSoftel, Ltd.                              SG            71,221
     183,712    BAE SYSTEMS PLC                            UK         1,047,316
*     11,000    Applied Materials, Inc.                    US           584,375

The accompanying notes are an integral part of these financial statements.

30 FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (Cont.)

*     26,000    Applied Micro Circuits Corp.               US      $  1,985,750
*     39,500    Axsys Technologies, Inc.                   US         1,797,250
      14,450    BEI Technologies, Inc.                     US           514,781
*     15,400    Cabletron Systems, Inc.                    US           417,725
*     30,750    COMARCO, Inc.                              US           593,859
      32,440    Compaq Computer Corp.                      US           986,500
      10,000    Corning, Inc.                              US           765,000
*     28,000    Dell Computer Corp.                        US           826,000
*      8,800    Echostar Communications Corp.
                  (Class A)                                US           398,200
*      1,000    Gateway, Inc.                              US            51,610
      31,040    Hewlett-Packard Co.                        US         1,441,420
*      2,000    Integrated Device Technology, Inc.         US           112,625
      15,000    International Business
                  Machines Corp.                           US         1,477,500
*      3,000    KLA-Tencor Corp.                           US           101,438
*      3,000    Lexmark International
                  Group, Inc.                              US           123,000
*     23,900    Micro Component Technology,
                  Inc.                                     US           107,550
      45,500    Motorola, Inc.                             US         1,134,656
*     32,600    Netopia, Inc.                              US           354,525
*      2,000    Novellus Systems, Inc.                     US            81,875
*      4,500    PRI Automation, Inc.                       US           101,813
*     31,100    Repeater Technologies, Inc.                US           108,850
*      3,000    RF Micro Devices, Inc.                     US            59,813
*     13,200    Rimage Corp.                               US           132,000
*     23,000    RIT Technologies Ltd.                      US           206,281
      13,300    Scientific-Atlanta, Inc.                   US           910,219
*     15,000    Sun Microsystems, Inc.                     US         1,663,125
*     10,000    Tellabs, Inc.                              US           499,375
      18,000    Texas Instruments, Inc.                    US           883,125
*     19,400    Trikon Technologies, Inc.                  US           318,888
*      6,528    United Technologies Corp.                  US           455,736
*     15,600    Varian Semiconductor
                  Equipment Associates, Inc.               US           358,800
*     20,900    Zygo Corp.                                 US         1,034,550
                                                                   ------------
                                                                     33,319,058
                                                                   ------------
TECHNOLOGY (SOFTWARE) 2.7%

*      1,400    ATI Technologies, Inc.                     CA            11,362
*      2,400    Intershop Communications AG                DE           120,823
*      2,300    T-Online International AG                  DE            46,960
*      4,300    Terra Networks SA                          ES           104,006
      10,000    Fuji Soft ABC, Inc.                        JP           657,871
       3,600    Softbank Corp.                             JP           216,053
*      5,000    Trend Micro, Inc.                          JP           471,871
*      1,000    PT Multimedia.com                          PT             5,094
       4,200    Adobe Systems, Inc.                        US           319,463
*      1,000    Art Technology Group, Inc.                 US            62,750
*      8,000    BEA Systems, Inc.                          US           574,000
*      4,000    Broadvision, Inc.                          US           119,000
*      7,500    Check Point Software
                  Technologies Ltd.                        US         1,187,813
*      4,600    Citrix Systems, Inc.                       US           101,775
      15,000    Computer Associates
                  International, Inc.                      US           478,125
*     14,300    Critical Path, Inc.                        US           694,444

TECHNOLOGY (SOFTWARE) (Cont.)

*      7,200    Docent, Inc.                               US      $    185,400
*     13,000    Electronic Arts, Inc.                      US           650,000
*      6,500    Inktomi Corp.                              US           412,344
*      1,000    Intuit, Inc.                               US            61,438
*      3,500    McData Corp. - Class B                     US           291,758
*     14,000    MDSI Mobile Data Solutions, Inc.           US           180,250
*      3,300    Mercury Interactive Corp.                  US           366,300
*      2,500    Micromuse, Inc.                            US           424,219
*     45,200    Microsoft Corp.                            US         3,113,150
*     16,900    New Era of Networks, Inc.                  US           263,006
*     13,100    Novadigm, Inc.                             US           131,000
*      5,000    Novell, Inc.                               US            45,000
*      5,800    Onyx Software Corp.                        US            92,075
*     58,200    Oracle Corp.                               US         1,920,600
*     33,300    PC-Tel, Inc.                               US           574,425
*     11,500    Peregrine Systems, Inc.                    US           276,000
*     25,000    Primus Knowledge Solutions, Inc.           US           203,125
*     26,300    Princeton Video Image, Inc.                US           115,063
*     45,400    Puma Technology, Inc.                      US           615,738
*      2,000    Rational Software Corp.                    US           119,375
*     21,900    ServiceWare Technologies, Inc.             US           128,663
*     15,000    Siebel Systems, Inc.                       US         1,574,063
*     19,200    SmartForce Public Ltd. Co.                 US           966,300
*     16,900    Take-Two Interactive
                  Software, Inc.                           US           210,194
*      8,000    TIBCO Software, Inc.                       US           504,000
*      4,800    VeriSign, Inc.                             US           633,600
*     12,750    VERITAS Software Corp.                     US         1,797,949
*      9,500    Vignette Corp.                             US           283,219
*      6,100    VocalTec Communications Ltd.               US            51,850
*      5,500    Websense, Inc.                             US            99,000
                                                                   ------------
                                                                     21,460,514
                                                                   ------------
TRANSPORTATION 0.1%

          80    Austrian Airline/Osterreichische
                  Luftverkehrs AG                          AT               813
          60    Compagnia Maritime
                  Belge SA (CMB)                           BE             3,871
           2    D/S 1912 (Class B)                         DK            19,160
           2    D/S Svendborg - B                          DK            26,459
         100    Finnlines Oyj                              FI             1,638
       8,000    Cathay Pacific Airways                     HK            14,515
*    150,000    MTR Corp.                                  HK           222,150
         690    Ryanair Holdings PLC                       IE             5,418
       3,345    Alitalia SPA                               IT             5,651
          15    East Japan Railway Co.                     JP            86,174
       8,000    Japan Airlines Company Ltd.                JP            32,032
       8,000    Kinki Nippon Railway Co. Ltd.              JP            34,671
       4,000    Nippon Express Co. Ltd.                    JP            24,006
       8,000    Nippon Yusen Kabushiki Kaisha              JP            37,530
       5,000    Tobo Railway Co. Ltd.                      JP            14,752
       3,000    Tokyu Corp.                                JP            15,503
       2,000    Yamato Transport Co. Ltd.                  JP            40,407
*      4,000    Koninklijke Luchtvaart
                  Maatschapij NV                           NL            73,010
         200    Bergesen d.y. ASA                          NO             3,660
         200    Bergesen d.y. ASA (Class A)                NO             3,982
         300    SAS Norge ASA (Class B)                    NO             2,551

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                             Country           Value
Face Amount     Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION (Cont.)

         650    Brisa-auto Estradas de
                  Portugal SA                              PT      $      5,027
       2,000    Singapore Airlines Ltd.                    SG            20,056
         290    BAA PLC                                    UK             2,425
      16,100    British Airways PLC                        UK            72,049
                                                                   ------------
                                                                        767,510
                                                                   ------------
UTILITIES 4.6%

          65    Oesterreichische
                  Elektrizitaetswirtschafts AG
                  (Class A)                                AT             5,241
     190,000    Telstra Corp. Ltd.                         AU           623,899
         120    Electrabel SA                              BE            26,070
       6,400    Brasil Telecom Participacoes SA            BR           346,800
         780    Swisscom AG                                CH           198,097
*     12,509    Enersis SA, ADR                            CL           222,035
      38,600    Deutsche Telekom AG                        DE         1,389,426
         600    Veba AG                                    DE            30,358
         400    GN Store Nord AS                           DK             7,755
         470    Tele Danmark AS                            DK            22,245
      16,375    Endesa SA                                  ES           266,910
         975    Gas Natural SDG SA                         ES            16,720
       1,955    Iberdrola SA                               ES            23,916
*     65,573    Telefonica SA                              ES         1,250,864
       1,708    Telefonica SA, ADR                         ES            98,957
         660    Union Electrica Fenosa SA                  ES            12,209
         185    Lyonnaise Des Eaux-Dumez                   FR            28,192
*    160,500    China Mobile (Hong Kong) New               HK         1,034,149
       5,500    CLP Holdings Ltd.                          HK            25,671
      16,500    Hong Kong & China Gas Co. Ltd.             HK            20,840
     335,000    PT Telekomunikasi                          ID            85,943
       5,900    Enel SPA                                   IT            21,888
       1,510    Italgas SPA                                IT             6,243
      69,370    Olivetti SPA                               IT           210,648
     324,460    Telecom Italia Mobil SPA                   IT         2,760,012
       3,420    Telecom Italia Mobil SPA (RNC)             IT            18,146
       1,965    Telecom Italia SPA (RNC)                   IT            10,693
      33,040    Telecom Italia SPA
                  (Savings Shares)                         IT           382,873
          12    DDI Corp.                                  JP            56,295
       3,500    Kansai Electric Power Co.                  JP            57,307
         179    Nippon Telegraph & Telephone               JP         1,628,615
          37    NTT Mobile Communication
                  Network, Inc.                            JP           911,948
      10,000    Osaka Gas Co.                              JP            24,647
       2,500    Tohoku Electric Power Co., Inc.            JP            33,672
       4,000    Tokyo Electric Power Co., Inc.             JP            97,123
      10,000    Tokyo Gas Co. Ltd.                         JP            26,113
      20,000    Korea Electric Power Corp., ADR            KR           243,750
      34,000    Telefonos de Mexico SA
                  (Class L), ADR                           MX         1,833,875
     300,000    Telekom Malaysia Berhad                    MY           923,684
       3,720    Telecom Corp Of
                  New Zealand Ltd.                         NZ             8,267
     117,319    Manila Electric Co. (Class B)              PH            96,332
      32,900    Philippine Long Distance
                  Telephone Co.                            PH           498,485
       6,600    Electricidade De Portugal SA               PT            17,930

UTILITIES (Cont.)

      20,075    Portugal Telecom SA                        PT      $    178,948
*      1,000    PT Multimedia                              PT            28,355
*      3,200    Telecel-Comunicacoes Pessoais SA           PT            35,099
*        225    NetCom Systems AB (Class B)                SE            10,553
      10,000    Datacraft Asia Ltd.                        SG            68,500
     573,000    Singapore
                  Telecommunications Ltd.                  SG           950,048
      89,368    British Telecommunications PLC             UK         1,048,765
*     12,600    Lattice Group PLC                          UK            26,822
   1,076,129    Vodafone Group PLC                         UK         4,484,067
*     18,000    AES Corp.                                  US         1,017,000
*     11,800    Alamosa PCS Holdings, Inc.                 US           179,213
       1,000    ALLTEL Corp.                               US            64,438
*      8,000    American Tower Corp. (Class A)             US           327,500
     106,700    AT&T Corp.                                 US         2,474,106
      23,200    BellSouth Corp.                            US         1,120,850
*     35,900    Cadiz, Inc.                                US           381,438
*     19,000    Calpine Corp.                              US         1,499,813
      32,000    KeySpan Corp.                              US         1,126,000
*     23,850    Qwest Communications
                  International, Inc.                      US         1,159,706
      31,000    SBC Communications, Inc.                   US         1,788,313
      31,470    Verizon Communications                     US         1,819,359
*     45,650    WorldCom, Inc.                             US         1,084,188
*     17,000    XO Communications, Inc.                    US           573,484
                                                                   ------------
                                                                     37,051,408
                                                                   ------------

TOTAL STOCKS (Cost $353,563,331)                                    382,446,546
                                                                   ------------
BONDS 30.3%

COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%

E    100,000    Icr-4 A 6moeur, 4.693%, 03/20/15                         84,895
     189,632    RAMS 7E PTN, 5.061%, 09/26/32                           160,956
     400,000    Haus 2000-1A A2, 5.146%, 12/10/37                       339,580
$    165,779    AMRES 1999-1 A, 7.092%, 06/25/29                        166,361
     200,000    BOAMS 1999-5 A4,
                  6.500%, 05/25/29                                      183,062
     111,641    CHLT 1999-1 A2, 6.590%, 02/25/02                        111,580
     300,000    CRGT 1999-1 A2, 7.010%, 02/15/30                        300,750
     218,992    FHR 2006 B, 6.500%, 08/15/23                            216,802
     250,000    FHR 2255 Z, 7.500%, 09/15/30                            235,937
     300,000    GNR 2000-35-F 1MOLIB+28,
                  7.169%, 11/30/30                                      299,719
     299,938    JPMC 2000-FL1 A,
                  6.900%, 04/15/10                                      299,938
     294,368    NHEL 1998-1 A, 6.895%, 04/25/28                         293,411
      61,717    PSBL 1997-3 A3, 6.830%, 05/20/18                         61,235
     675,174    RMS 8 A, 7.051%, 05/12/32                               675,174
      79,088    SASCC 1999-C3 A,
                  7.020%, 10/21/13                                       79,142
     241,607    SBM7 1999-AQ2 A1,
                  7.041%, 11/10/29                                      242,187
     223,418    SBM7 1999-LB1 A,
                  6.922%, 06/25/29                                      223,152
     100,000    SMLG 1A A2, 6.915%, 06/15/26                             99,970
     184,295    TORR 2000-1GA A,
                  6.880%, 07/15/31                                      184,295

The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

$    286,555    UPMLA 1999-2 A2,
                  7.070%, 10/25/29                                 $    286,219
                                                                   ------------
                                                                      4,544,365
                                                                   ------------
FOREIGN CORPORATE BONDS 7.6%

AU$
   4,000,000    John Hancock Global Fund,
                  6.750%, 02/15/06                                    2,049,274
CN$
     140,000    Beneficial Canada, Inc.,
                  6.350%, 04/01/02                                       91,935
   2,000,000    Osterreich Kontrollbank,
                  9.000%, 06/19/02                                    1,372,544
   2,000,000    Tokyo Electric Power Co., Inc.,
                  10.500%, 06/14/01                                   1,346,060
DK
  29,597,000    Realkredit, 6.000%, 10/01/29                          3,169,516
E    100,000    GMAC Australia Finance,
                  5.015%, 03/25/02                                       84,789
   2,000,000    Allgemeine Hypobk AG,
                  5.000%, 09/02/09                                    1,601,502
   2,000,000    DePfa Pfandbriefbank AG,
                  4.500%, 11/12/02                                    1,669,715
      90,000    DePfa Pfandbriefbank AG,
                  4.750%, 07/15/08                                       71,844
      90,000    DePfa Pfandbriefbank AG,
                  5.750%, 03/04/09                                       76,333
   2,000,000    Deutsche Hypo, 5.750%, 07/19/10                       1,686,015
     343,000    Eurohpobank AG, 4.000%, 04/27/09                        257,266
     160,000    Hypothekenbk in Essen,
                  4.750%, 06/29/06                                      130,018
  2,000,000     Hypothekenbk In Essen,
                  5.250%, 07/05/05                                    1,678,374
     100,000    Hypothekenbk in Essen,
                  5.250%, 01/22/08                                       82,255
     400,000    Hypothekenbk in Essen,
                  5.500%, 02/20/07                                      335,845
   2,000,000    Kredit Fuer Wiederaufbau,
                  3.500%, 07/15/04                                    1,595,771
   3,000,000    Alcatel, 4.375%, 02/17/09                             2,227,730
      34,650    AXA SA, 2.500%, 01/01/14                                 31,511
     180,000    Buoni Poliennali Del Tesoro,
                  4.250%, 11/01/09                                      139,049
     430,000    Buoni Poliennali Del Tesoro,
                  5.500%, 11/01/10                                      364,574
   2,000,000    Tecnost International NV,
                  6.665%, 06/23/04                                    1,729,056
   2,500,000    Deutsche Telekom,
                  6.125%, 07/06/05                                    2,129,803
     170,000    Lloyds TSBBank PLC,
                  5.625%, 07/15/49                                      137,809
   3,000,000    Daimlerchrysler NA Hldg,
                  4.875%, 11/04/02                                    2,515,906
(Pound)
   2,000,000    Abbey National Treasury Service,
                  6.500%, 03/05/04                                    2,902,651
      80,000    Abbey National Treasury Service,
                  7.625%, 12/30/02                                      118,845
       7,069    BAE SYSTEMS PLC,
                  7.450%, 11/29/03                                       10,478
      90,000    BG Transco Holdings PLC,
                  7.273%, 12/14/09                                      130,838

FOREIGN CORPORATE BONDS (Cont.)

(Pound)
   2,000,000    Railtrack PLC, 9.125%, 03/25/06                    $  3,227,295
(Yen)
 200,000,000    Westpac Banking Corp. Ltd.,
                  0.875%, 09/22/03                                    1,831,501
   2,962,560    SHL Corp. Ltd., 0.794%, 12/25/24                         27,149
   5,000,000    SHL Corp. Ltd., 1.094%, 12/25/24                         45,820
  28,000,000    Korea Development Bank,
                  2.700%, 08/16/02                                      257,342
 300,000,000    Petroliam Nasional BHD,
                  3.600%, 06/12/06                                    2,970,264
 300,000,000    A/S Eksortfinans,
                  1.800%, 06/21/10                                    2,723,612
 200,000,000    Banque Central de Tunisie,
                  3.300%, 08/02/10                                    1,807,770
  17,000,000    KFW Interational Finance,
                  1.750%, 03/23/10                                      155,265
 400,000,000    Toyota Motor Credit Puerto Rico,
                  1.000%, 12/20/04                                    3,655,881
SK
   3,000,000    Eurofima, 4.750%, 07/07/04                              293,881
$  2,000,000    Daiwa PB Ltd., 7.828%, 07/29/49                       1,544,528
   3,000,000    Cia Petrolifera Marlim,
                  12.250%, 09/26/08                                   2,883,000
     100,000    Comp Fin CIC-UE,
                  7.498%, 10/29/49                                       95,500
     100,000    Allied Irish Banks PLC,
                  7.028%, 09/07/06                                      100,392
   1,000,000    Sony Corp., 6.125%, 03/04/03                            986,407
     140,000    Petroleos Mexicanos,
                  8.850%, 09/15/07                                      137,725
     150,000    Petroleos Mexicanos,
                  9.375%, 12/02/08                                      152,948
   3,000,000    Petroleos Mexicanos,
                  9.500%, 09/15/27                                    3,038,370
   3,000,000    Sanluis Corp., 8.875%, 03/18/08                       2,685,000
   3,000,000    AES China Generating Co.,
                  10.125%, 12/15/06                                   2,151,066
     200,000    Korea Development Bank,
                  9.600%, 12/01/00                                      200,286
                                                                   ------------
                                                                     60,708,308
                                                                   ------------
FOREIGN GOVERNMENT BONDS 9.5%

AU$
     100,000    Government of Australia,
                  8.750%, 08/15/08                                       60,440
CN$
   4,000,000    Canada Government,
                  6.000%, 06/01/08                                    2,647,092
   2,000,000    Japan Highway Public Corp.,
                  7.875%, 09/27/02                                    1,352,763
   2,000,000    Republic Of Finland,
                  9.500%, 09/15/04                                    1,456,595
DK
  20,000,000    Government of Denmark,
                  6.000%, 11/15/02                                    2,300,534
   1,700,000    Kingdom Of Denmark,
                  7.000%, 11/15/07                                      210,416
E
   2,906,920    Republic Of Austria,
                  5.625%, 07/15/07                                    2,480,169
   7,000,000    Bundesobligation,
                  3.750%, 08/26/03                                    5,738,223
   3,000,000    Cades, 5.125%, 10/25/08                               2,473,373
     910,000    Deutsche Bundesrepublik,
                  5.250%, 01/04/08                                      773,703

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS (Cont.)

E
     650,000    Deutsche Bundesrepublik,
                  5.250%, 01/04/11                                 $    552,314
     720,000    Deutsche Bundesrepublik,
                  6.000%, 07/04/07                                      637,405
   3,000,000    Deutschland Republic,
                  5.625%, 01/04/28                                    2,537,427
   2,000,000    Deutschland Republic,
                  6.500%, 10/14/05                                    1,796,548
   3,000,000    Treuhandanstalt, 6.750%, 05/13/04                     2,672,782
     560,000    Government of Spain,
                  4.950%, 07/30/05                                      466,899
   3,208,096    Government of Spain,
                  6.000%, 01/31/08                                    2,811,891
   3,000,000    Government of Finland,
                  5.750%, 02/23/11                                    2,606,064
     160,000    Government of France,
                  4.000%, 10/25/09                                      122,928
     120,000    Government of France,
                  5.500%, 04/25/07                                      103,056
   4,187,470    Government of France,
                  8.500%, 10/25/19                                    4,701,425
   1,020,000    Italy Buoni Poliennali Del Tesoro,
                  4.500%, 05/01/09                                      804,813
   3,000,000    Italy Buoni Poliennali Del Tesoro,
                  4.000%, 07/15/04                                    2,437,081
     580,000    Italy Buoni Poliennali Del Tesoro,
                  4.750%, 07/01/05                                      480,574
     490,000    Italy Buoni Poliennali Del Tesoro,
                  5.250%, 11/01/29                                      375,552
     560,000    Italy Buoni Poliennali Del Tesoro,
                  6.500%, 11/01/27                                      507,170
   6,000,000    United Mexican States,
                  8.125%, 09/10/04                                    2,851,783
     546,000    Government of Netherlands,
                  3.750%, 07/15/09                                      413,234
     670,000    Government of Netherlands,
                  5.250%, 07/15/08                                      566,806
     670,000    Government of Netherlands,
                  5.500%, 07/15/10                                      574,769
     145,000    Government of Netherlands,
                  5.500%, 01/15/28                                      120,328
     485,000    Government of Netherlands,
                  5.750%, 02/15/07                                      422,240
     445,000    Government of Netherlands,
                  6.000%, 01/15/06                                      391,005
     350,000    Government of Netherlands,
                  7.500%, 01/15/23                                      362,769
     630,000    Government of Spain,
                  5.150%, 07/30/09                                      506,759
     100,000    International Credit Recovery,
                  5.494%, 03/15/10                                       84,895
(Pound)
   2,000,000    European Investment Bank,
                  6.000%, 11/26/04                                    2,886,984
      30,000    U.K. Treasury Stock,
                  5.750%, 12/07/09                                       45,389
GD
  700,000,000   Hellenic Republic, 6.600%, 01/15/04                   1,792,971
  800,000,000   Hellenic Republic, 7.600%, 01/22/02                   2,038,734
1,000,000,000   Hellenic Republic, 8.800%, 06/19/07                   2,885,234

FOREIGN GOVERNMENT BONDS (Cont.)

(Yen)
 200,000,000    Province of Ontario,
                  1.875%, 01/25/10                                 $  1,836,815
  28,000,000    Japan Government,
                  1.400%, 06/22/09                                      246,161
 108,100,000    Japanese Government Bond,
                  0.900%, 12/22/08                                      931,544
  12,000,000    United Mexican States,
                  5.000%, 09/30/02                                      114,619
  10,000,000    International Credit Recovery,
                  0.497%, 08/23/05                                       91,625
   2,454,767    International Credit Recovery,
                  0.715%, 11/22/04                                       22,492
  10,000,000    International Credit Recovery,
                  0.815%, 11/22/04                                       91,625
NZ
$  7,000,000    Inter-American Development Bank,
                  5.750%, 04/15/04                                    2,676,379
   2,000,000    International Bank of
                  Reconstruction & Development,
                  7.250%, 04/09/01                                      797,774
   4,500,000    International Bank of
                  Reconstruction & Development,
                  7.250%, 05/27/03                                    1,804,401
     100,000    New Zealand Government Bond,
                  4.500%, 02/15/16                                       42,022
     800,000    New Zealand Government Bond,
                  5.500%, 04/15/03                                      310,846
$  2,000,000   Republic Of Brazil,
                  11.625%, 04/15/04                                   2,027,600
   3,000,000    Ontario Global, 7.000%, 08/04/05                      3,035,700
   2,690,000    Quebec, Province of,
                  7.220%, 07/22/36                                    2,754,910
      40,000    Bancomext Trust Division,
                  8.000%, 08/05/03                                       39,974
     450,000    Peru Pdi Brady, 4.500%, 03/07/17                        266,350
                                                                   ------------
                                                                     76,141,974
                                                                   ------------
MORTGAGE BACKED OBLIGATIONS 4.5%

E
     223,115    Originated Mortgage Loans PLC,
                  5.371%, 12/15/31                                      189,792
(Pound)
   1,400,000    FHLB, 5.625%, 06/10/03                                2,001,513
(Yen)
 400,000,000    FNMA, 1.750%, 03/26/08                                3,708,814
$    200,000    Detroit Edison 1st Mtge,
                  7.371%, 07/15/28                                      199,937
   3,000,000    FHLMC, 6.450%, 04/29/09                               2,847,270
   3,000,000    FHLMC, 6.875%, 01/15/05                               3,038,430
   3,000,000    FNMA, 6.000%, 02/19/04                                2,910,930
   4,000,000    FNMA, 7.125%, 06/15/10                                4,120,640
   1,600,000    FNMA, 7.500%, 11/13/30                                1,597,504
     293,062    FNMA ARM, 8.027%, 06/01/30                              290,145
   2,635,558    GNMA, 6.500%, 10/20/28                                2,532,194
   2,262,179    GNMA I, 5.500%, 05/20/14                              2,134,230
   4,550,000    GNMA I TBA, 6.500%, 11/20/30                          4,392,160
   2,060,000    GNMA I TBA, 7.000%, 11/20/30                          1,940,911
     800,000    GNMA I TBA , 7.000%, 11/20/30                           788,504
   2,597,839    GNSF, 6.500%, 11/15/28                                2,507,720
     250,000    Government Lease Trust,
                  4.000%, 05/18/11                                      182,987
     174,590    Medallion Trust, 7.032%, 07/12/31                       174,590
                                                                   ------------
                                                                     35,558,271
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

34 FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

U.S. CORPORATE BONDS 4.3%

(Euro)
   2,000,000    Crown Cork & Seal Fin SA,
                  6.000%, 12/06/04                                 $  1,313,241
     150,000    KBC Bank Funding Trust,
                  8.220%, 11/29/49                                      127,597
(Pound)
   2,000,000    Ford Motor Credit Co.,
                  7.250%, 02/22/05                                    2,935,144
     520,000    General Motors Acceptance Corp.,
                  6.875%, 09/09/04                                      758,423
(Yen)
 400,000,000    Ford Motor Credit Co.,
                  1.000%, 12/22/03                                    3,626,168
  28,000,000    Ford Motor Credit Co.,
                  1.200%, 02/07/05                                      252,369
 400,000,000    Procter & Gamble Co.,
                  2.000%, 06/21/10                                    3,599,414
$  2,000,000    Crown Cork & Seal SA,
                  6.750%, 12/15/03                                    1,440,000
     100,000    Allegheny Energy Supply,
                  7.511%, 05/01/02                                      100,000
     120,000    Bear Stearns Co., Inc.,
                  7.010%, 03/28/03                                      119,874
      13,000    Beckman Instruments, Inc.,
                  7.100%, 03/04/03                                       12,620
   3,000,000    BellSouth Telecommunications, Inc.,
                  6.375%, 06/01/28                                    2,535,990
   1,000,000    BP America, Inc., 5.750%, 07/30/01                      991,550
      15,000    CMS Energy Corp., 8.125%, 05/15/02                       14,858
   3,000,000    Export-Import Bank of Korea,
                  7.100%, 03/15/07                                    2,972,490
     300,000    Ford Motor Credit Corp.,
                  7.213%, 07/18/05                                      298,538
   2,000,000    Frank Russell Co., 5.625%, 01/15/09                   1,792,754
   2,500,000    General Electric Capital Corp.,
                  8.850%, 03/01/07                                    2,747,350
   1,465,000    Ingersoll-Rand, 6.015%, 02/15/28                      1,459,960
     240,000    J Seagram & Sons, 5.790%, 04/15/01                      237,972
      15,000    Jones Intercable, Inc.,
                  8.875%, 04/01/07                                       15,638
      50,000    JP Morgan & Co, 8.080%, 02/15/12                         43,780
     400,000    Juniper Networks, 4.750%, 03/15/07                      542,500
      10,000    MGM Grand, Inc., 6.950%, 02/01/05                         9,503
   2,000,000    Monsanto Co., 6.500%, 12/01/18                        1,789,314
     100,000    Oneok, Inc., 7.411%, 04/24/02                           100,068
      30,000    Sprint Capital Corp.,
                  5.875%, 05/01/04                                       28,554
   3,000,000    Sunamerica, Inc., 6.750%, 10/01/07                    2,932,710
   2,000,000    Wisconsin Electric Power,
                  6.500%, 06/01/28                                    1,723,344
                                                                   ------------
                                                                     34,521,723
                                                                   ------------
U.S. GOVERNMENT & AGENCIES 3.8%

$  1,600,000    U.S. Treasury Bond,
                  0.000%, 02/15/15                                      684,192
     300,000    U.S. Treasury Bond, 8.750%,
                  08/15/20                                              394,173
   4,372,250    U.S. Treasury
                  Inflationary Protection,
                  3.375%, 01/15/07                                    4,258,834

U.S. GOVERNMENT & AGENCIES (Cont.)

$  6,469,868    U.S. Treasury
                  Inflationary Protection,
                  3.625%, 07/15/02+                                $  6,481,966
     533,872    U.S. Treasury
                  Inflationary Protection,
                  3.625%, 04/15/28                                      512,848
   6,318,175    U.S. Treasury
                  Inflationary Protection,
                  3.875%, 01/15/09                                    6,320,146
   4,727,293    U.S. Treasury
                  Inflationary Protection,
                  3.875%, 04/15/29                                    4,745,021
   4,200,000    U.S. Treasury Note,
                  5.625%, 05/15/08+                                   4,140,948
     100,000    U.S. Treasury Note,
                  6.250%, 08/15/23                                      103,156

   3,000,000    U.S. Treasury Note,
                  6.500%, 10/15/06                                    3,093,270
                                                                   ------------
                                                                     30,734,554
                                                                   ------------

TOTAL BONDS (Cost $264,748,911)                                     242,209,195
                                                                   ------------

PUT OPTIONS 0.0%

      13,000    Put Option on U.S. Treasury
                  Note, 5.625%, Strike @ 105.000,
                  Exp. 11/01/00                                          82,589
      48,000    Put Option on U.S. Treasury Note,
                  6.375%, Strike @ 103.000,
                  Exp. 11/01/00                                         125,184
                                                                   ------------
TOTAL PUT OPTIONS (Cost $242,688)                                       207,773
                                                                   ------------

SHORT-TERM INVESTMENTS 22.2%

$  2,700,000    Alcoa, Inc., CP,
                  6.470% (a), 11/27/00                             $  2,687,383
   1,000,000    Alcoa, Inc., CP, 6.550% (a), 01/08/01                   987,628
   2,700,000    AT&T Discount Note, CP,
                  6.480% (a), 12/05/00                                2,683,476
     100,000    AT&T Discount Note, CP,
                  6.510% (a), 11/29/00                                   99,494
     900,000    Bank One Corp. Discount Note, CP,
                  6.530% (a), 01/10/01                                  888,572
     200,000    Becton Dickinson & Co., CP,
                  6.480% (a), 12/08/00                                  198,668
   2,700,000    Caterpillar Financial, CP,
                  6.460% (a), 11/13/00                                2,694,186
   9,410,000    Chevron USA, Inc., CP,
                  6.550% (a), 11/03/00                                9,406,576
   2,700,000    Ciesco, LP, CP, 6.480% (a), 11/09/00                  2,696,112
   2,700,000    CIT Group, Inc., CP,
                  6.450% (a), 12/05/00                                2,683,552
   2,700,000    Du Pont (E.I.) de Nemours & Co.,
                  CP, 6.440% (a), 12/21/00                            2,675,850
   7,000,000    Ford Motor Credit Co. of
                  Puerto Rico, CP, 6.490% (a), 11/16/00               6,981,071
   2,700,000    Ford Motor Credit Co., CP,
                  6.490% (a), 11/21/00                                2,690,265

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (Cont.)
  $2,700,000    International Business Machines
                  Credit Corp., CP,
                  6.460% (a), 11/03/00                             $  2,699,031
   8,500,000    Lucent Technologies, Inc., CP,
                  6.600% (a), 12/01/00                                8,453,250
   1,000,000    Metlife Funding, Inc., CP,
                  6.470% (a), 11/06/00                                  999,101
     100,000    Motorola, Inc., CP,
                  6.490% (a), 12/27/00                                   98,990
   8,800,000    Nordstrom, Inc., CP,
                  6.580% (a), 11/02/00                                8,798,392
   2,700,000    Philip Morris Cos., Inc., CP,
                  6.460% (a), 12/06/00                                2,683,042
   6,000,000    Toyota Motor Credit Corp., CP,
                  6.470% (a), 11/01/00**                              6,000,000
   6,000,000    Unilever Capital Corp., CP,
                  6.500% (a), 11/02/00**                              5,998,917
     700,000    Verizon Global Funding, CP,
                  6.470% (a), 12/14/00                                  694,590
     200,000    Verizon Global Funding, CP,
                  6.530% (a), 01/19/01                                  197,134
     600,000    DaimlerChrysler North America
                  Holding, CP, 6.540% (a), 01/31/01                     590,081
   6,000,000    Ford Motor Credit Corp., CP,
                  6.490% (a), 11/22/00                                5,977,285
   5,000,000    Ford Motor Credit Corp., CP,
                  6.490% (a), 11/28/00                                4,975,663
   2,700,000    General Motors Acceptance
                  Corp., CP, 6.460% (a), 11/09/00                     2,696,124
  10,000,000    Gannett Co., Inc., CP,
                  6.500% (a), 11/01/00                               10,000,000
   2,700,000    British Telecom, CP,
                  6.500% (a), 11/09/00                                2,696,100
   6,000,000    FCE Bank PLC, CP,
                  6.490% (a), 11/07/00                                5,993,510
   2,000,000    AIG Funding, Inc., CP,
                  6.460% (a), 11/30/00                                1,989,592
     400,000    Associates Corp. of
                  North America, CP, 6.530% (a), 01/10/01               394,921
  24,300,000    Associates Corp. of
                  North America, CP, 6.620% (a), 11/01/00            24,300,000
   2,700,000    Associates First Capital Corp., CP,
                  6.460% (a), 11/02/00                                2,699,516
     300,000    General Electric Capital Corp., CP,
                  6.550% (a), 01/24/01                                  295,415
     300,000    General Electric Capital Corp., CP,
                  6.570% (a), 01/10/01                                  296,168
   6,000,000    Queen's Health Systems, CP,
                  6.530% (a), 11/08/00**                              5,992,382
   4,930,000    U.S. Treasury Bill,
                  5.940%, 12/21/00+                                   4,888,881
   7,000,000    France Telecom, CP,
                  6.500% (a), 11/14/00**                              6,983,569
   5,000,000    France Telecom, CP,
                  6.500% (a), 11/20/00**                              4,982,847

SHORT-TERM INVESTMENTS (Cont.)

  $1,218,956    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $1,219,158)
                  (Cost $1,218,956) Collateral:
                  FFCB, 5.875%, 07/02/01                           $  1,218,956
     161,137    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $161,164)
                  (Cost $161,137) Collateral:
                  FNMA, 0.000%, 11/24/00                                161,137
      57,890    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $57,900)
                  (Cost $57,890) Collateral:
                  FNMA, 5.800%, 03/15/02                                 57,890
     185,708    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $185,739)
                  (Cost $185,708) Collateral:
                  FNMA, 6.000%, 11/15/01                                185,708
     273,698    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $273,744)
                  (Cost $273,698) Collateral:
                  FHLMC, 6.680%, 12/28/01                               273,698
     293,174    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $293,222)
                  (Cost $293,174) Collateral:
                  FNMA, 0.000%, 01/10/01                                293,174
   3,655,694    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $3,656,302)
                  (Cost $3,655,694) Collateral:
                  FHLB, 7.090%, 09/19/03                              3,655,694
     308,285    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $308,336)
                  (Cost $308,285) Collateral:
                  FHLB, 7.750%, 02/22/05                                308,285
      48,440    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $48,448)
                  (Cost $48,440) Collateral:
                  FNMA, 6.400%, 12/21/01                                 48,440

The accompanying notes are an integral part of these financial statements.

36 FREMONT MUTUAL FUNDS

                              FREMONT GOLBAL FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (Cont.)

  $   51,072    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $51,080)
                  (Cost $51,072) Collateral:
                  FNMA, 0.000%, 12/21/00                           $     51,072
     593,019    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $593,118)
                  (Cost $593,019) Collateral:
                  FHLB, 7.750%, 02/22/05                                593,019
     625,617    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $625,721)
                  (Cost $625,617) Collateral:
                  FHLB, 5.750% 03/15/09                                 625,617
   9,805,221    Repurchase Agreement,
                  State Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $9,806,849)
                  (Cost $9,805,221) Collateral:
                  FNMA, 6.030%, 08/06/01                              9,805,221
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $177,025,245)                                                 177,025,245
                                                                   ------------
TOTAL INVESTMENTS
(Cost $795,580,175), 100.3%                                         801,888,759
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (0.3)%                            (2,398,291)
                                                                   ------------

NET ASSETS, 100.0%                                                 $799,490,468
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                       FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2000

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

STOCKS 86.4%

BUSINESS EQUIPMENT & SERVICES 5.3%

*     73,500    Cable & Wireless Optus Ltd.                AU      $    156,632
      18,000    Abitibi-Consolidated, Inc.                 CA           157,915
       9,600    Nortel Network Corp.                       CA           436,800
         250    Adecco SA                                  CH           172,884
      16,760    Bouygues SA                                FR           853,704
      11,800    Carbone Lorraine SA                        FR           503,886
      88,000    Integra SA                                 FR           713,458
     900,000    Hung Hing Printing Group                   HK           340,437
       9,000    USHIO, Inc.                                JP           156,679
     137,600    Invensys PLC                               UK           327,847
     100,000    Photobition Group PLC                      UK           252,404
       4,166    Reuters Group PLC, ADR                     UK           491,067
                                                                   ------------
                                                                      4,563,713
                                                                   ------------
CAPITAL GOODS 4.9%

      54,000    Bombardier, Inc. (Class B)                 CA           849,905
          58    Holderbank Financiere
                  Glarus AG (Class B)                      CH            60,954
       5,900    Siemens AG                                 DE           751,321
     240,000    Johnson Electric Holdings Ltd.             HK           476,996
      15,000    CRH PLC                                    IE           229,599
       5,100    CRH PLC                                    IE            77,414
       8,000    Fuji Machine Manufacturing
                  Co. Ltd.                                 JP           218,435
       2,000    Mabuchi Motors Co. Ltd.                    JP           213,671
     122,000    Mitsubishi Heavy Industries                JP           473,960
       6,000    Murata Manufacturing Co. Ltd.              JP           717,977
       7,000    THK Co. Ltd.                               JP           173,172
                                                                   ------------
                                                                      4,243,404
                                                                   ------------
CONSUMER DURABLES 7.4%

      28,000    Kokusai Electric Co. Ltd.                  JP           225,252
         700    Magna International, Inc.                  CA            31,419
       1,750    Geberit International AG                   CH           418,649
       9,800    Bayerische Motoren
                  Werke (BMW) AG                           DE           327,797
       3,000    DaimlerChrysler AG                         DE           139,695
*      3,100    Epcos AG                                   DE           236,331
       8,700    Michelin (Class B)                         FR           251,858
       1,600    Peugeot SA                                 FR           294,755
      10,000    Fiat SPA (Preferred)                       IT           149,245
*     96,000    Mitsubishi Motors                          JP           307,861
       3,200    Nintendo Co. Ltd.                          JP           529,229
     103,000    Nissan Motor Co. Ltd.                      JP           706,863
       3,200    Rohm Co. Ltd.                              JP           806,597
      18,400    Sony Corp.                                 JP         1,470,112
       5,000    Koninklijke (Royal) Philips
                  Electronics NV                           NL           196,574
      54,772    Dixons Group PLC                           UK           162,877
      15,600    GKN PLC                                    UK           180,130
                                                                   ------------
                                                                      6,435,244
                                                                   ------------
CONSUMER NON-DURABLES 5.1%

         248    Compagnie Financiere
                  Richemont AG                             CH           689,866
         171    Nestle SA (Registered Shares)              CH           354,377
       3,200    Christian Dior SA                          FR           162,727

CONSUMER NON-DURABLES (Cont.)

       2,900    Groupe Danone                              FR      $    405,730
       3,000    LVMH                                       FR           219,029
       6,300    Societe BIC SA                             FR           218,482
       6,008    Hellenic Bottling Co. SA                   GR            82,275
     102,000    Li & Fung Ltd.                             HK           189,645
      65,000    Toray Industries, Inc.                     JP           253,115
       6,000    Uni-Charm Corp.                            JP           256,734
       5,500    Heineken Holding NV (Class A)              NL           196,107
      10,900    Heineken NV                                NL           592,228
       4,000    VNU NV                                     NL           188,467
      12,500    Cadbury Schweppes PLC                      UK            77,290
       8,000    Pearson PLC                                UK           215,153
         123    Reckitt & Coleman PLC                      UK             1,619
      29,200    Tate & Lyle PLC                            UK            93,292
      31,100    Unilever PLC                               UK           210,681
                                                                   ------------
                                                                      4,406,817
                                                                   ------------
CONSUMER SERVICES 4.0%

      26,865    News Corp. Ltd.                            AU           282,754
      23,300    Thomson Corp.                              CA           941,677
         350    Public Groupe SA                           CH           205,430
       1,225    Selecta Group                              CH           298,165
      10,000    Societe Television Francaise 1             FR           545,875
*      9,500    Wanadoo                                    FR           120,975
       1,400    Societe Europeenne des Satellites          LU           186,599
*      8,000    United Pan Europe
                  Communications NV                        NL           140,247
      15,000    Singapore Press Holdings Ltd.              SG           214,518
*     31,700    Granada Media PLC                          UK           183,936
      55,000    Rank Group PLC                             UK           136,828
      10,700    Reuters Group PLC                          UK           208,297
                                                                   ------------
                                                                      3,465,301
                                                                   ------------
ENERGY 2.2%

     131,400    ENI SPA                                    IT           711,702
      10,500    Norsk Hydro ASA                            NO           417,021
       2,000    Norsk Hydro ASA, ADR                       NO            78,875
       3,900    Lukoil-Holding, ADR                        RU           203,775
      65,700    Shell Transport & Trading Co.              UK           528,940
                                                                   ------------
                                                                      1,940,313
                                                                   ------------
FINANCIAL SERVICES (BANKS) 7.0%

      50,889    Australia & New Zealand
                  Banking Group Ltd.                       AU           378,211
      21,265    Westpac Banking Corp. Ltd.                 AU           146,110
      13,800    Bank Of Nova Scotia                        CA           394,493
       3,800    Toronto-Dominion Bank                      CA           104,758
       1,240    UBS AG                                     CH           171,777
       4,600    Dresdner Bank AG                           DE           186,081
      23,000    Banco Bilbao Vizcaya SA                    ES           306,556
       7,200    Banco Popular Espanol SA                   ES           215,464
      22,000    Allied Irish Banks PLC                     IE           224,123
      27,000    Sakura Bank Ltd.                           JP           196,674
      31,000    Sanwa Bank Ltd.                            JP           275,518
      19,611    ABN Amro Holding NV                        NL           454,511
      18,600    ForeningSparbanken AB
                  (Series A)                               SE           266,910

The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2000

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (Cont.)

      18,000    Svenska Handelsbanken AB
                  (Class A)                                SE      $    282,600
      21,050    DBS Group Holdings Ltd.                    SG           248,268
       2,250    Bangkok Bank of Commerce
                  Public Co. Ltd. (Local Shares)           TH                 0
      11,930    First Bangkok City Bank Public
                  Co. Ltd. (Foreign Registered)            TH                 0
      11,930    Siam City Bank Public Co. Ltd.
                  (Foreign Registered)                     TH                 0
      37,400    Halifax Group PLC                          UK           294,319
     149,702    Lloyds TSB Group PLC                       UK         1,525,533
      17,000    Royal Bank Of Scotland
                  Group PLC (Value Shares)                 UK           381,986
                                                                   ------------
                                                                      6,053,892
                                                                   ------------
FINANCIAL SERVICES (OTHER) 5.0%

  21,000,000    Sanwa International Financial
                  Bermuda Trust                            BM           223,200
         146    Swiss Re                                   CH           287,947
      39,000    Cheung Kong (Holdings) Ltd.                HK           431,316
       5,200    Assicurazioni Generali SPA                 IT           171,063
       2,900    Aiful Corp.                                JP           228,514
       6,000    Daiwa Securities Co. Ltd.                  JP            66,465
      20,000    Mitsui Fudosan Co. Ltd.                    JP           242,258
      43,000    Mitsui Marine and Fire
                  Insurance Co. Ltd.                       JP           218,270
      10,000    Nomura Securities Co. Ltd.                 JP           212,113
       1,600    Orix Corp.                                 JP           167,858
      31,106    Aegon NV                                   NL         1,235,878
       5,000    ING Groep NV                               NL           343,485
      79,000    Morgan Crucible Co. PLC                    UK           308,840
      24,576    Royal & Sun Alliance
                  Insurance Group PLC                      UK           174,774
                                                                   ------------
                                                                      4,311,981
                                                                   ------------
HEALTH CARE 6.7%

         508    Novartis AG (Registered Shares)            CH           770,712
          19    Roche Holding AG (Genusss)                 CH           173,568
      18,580    Sanofi Synthelabo SA                       FR           977,956
      17,000    Chugai Pharmaceutical Co. Ltd.             JP           288,474
      12,000    Sankyo Co. Ltd.                            JP           264,431
      19,000    Shionogi & Co. Ltd.                        JP           370,808
       5,000    Yamanouchi Pharmaceutical
                  Co. Ltd.                                 JP           226,315
      16,800    AstraZeneca Group PLC                      UK           789,347
      20,067    AstraZeneca Group PLC                      UK           947,162
      13,161    AstraZeneca Group PLC, ADR                 UK           627,615
*     43,000    Cantab Pharmaceuticals PLC                 UK            57,386
       9,085    Glaxo Wellcome PLC                         UK           261,070
                                                                   ------------
                                                                      5,754,844
                                                                   ------------
MULTI-INDUSTRY 1.8%

       2,400    Vivendi                                    FR           172,575
      54,300    Hutchison Whampoa Ltd.                     HK           673,632
      25,000    Swire Pacific Ltd. (Class A)               HK           154,190
     182,000    Singapore Technology
                  Engineering Ltd.                         SG           293,465
      53,800    TI Group PLC                               UK           293,049
                                                                   ------------
                                                                      1,586,911
                                                                   ------------
RAW MATERIALS 4.4%

      72,929    Broken Hill Proprietary Co. Ltd.           AU      $    711,275
*     18,232    OneSteel Ltd.                              AU             8,748
      39,000    WMC Ltd.                                   AU           150,011
       9,900    Alcan Aluminium Ltd.                       CA           312,608
       1,261    Holderbank Financiere
                  Glarus AG                                CH           371,120
       2,500    Thyssen Krupp AG                           DE            36,186
       6,900    Upm-Kymmene Oyj                            FI           195,356
       2,300    Compagnie de Saint-Gobain                  FR           304,408
       5,500    Pechiney SA                                FR           205,446
      29,000    Mitsui Chemicals, Inc.                     JP           148,268
      15,000    Nippon Sheet Glass Co.                     JP           228,147
       4,000    Shin-Etsu Chemical Co. Ltd.                JP           164,193
      11,000    The Furukawa Electric Co. Ltd.             JP           289,262
      10,590    Pohang Iron & Steel
                  Co. Ltd., ADR                            KR           167,454
       3,457    DSM NV                                     NL            99,784
      39,000    Billiton PLC                               UK           149,071
      32,000    Laporte PLC                                UK           244,629
*    288,000    Laporte PLC (Class B)                      UK             3,342
                                                                   ------------
                                                                      3,789,308
                                                                   ------------
RETAIL 1.7%

       9,200    Metro AG                                   DE           365,524
      17,800    Homac Corp.                                JP           252,795
      24,000    Jusco Co. Ltd.                             JP           450,797
      50,000    Mycal Corp.                                JP           115,448
      11,700    Hagemeyer NV                               NL           276,626
                                                                   ------------
                                                                      1,461,190
                                                                   ------------
SHELTER 0.3%

      25,000    Sekisui House Ltd.                         JP           264,339
                                                                   ------------
                                                                        264,339
                                                                   ------------
TECHNOLOGY (COMPONENTS) 12.8%

*     14,200    Infineon Technologies AG                   DE           579,247
*     10,300    Infineon Technologies AG, ADR              DE           441,613
       5,710    Advantest Corp.                            JP           744,487
       4,000    Fanuc Ltd.                                 JP           359,172
       4,600    Hirose Electronics                         JP           531,061
      18,000    Kyoden Co. Ltd.                            JP           395,822
      81,000    NEC Corp.                                  JP         1,543,705
       6,000    NICHICON Corp.                             JP           107,147
      42,000    Nikon Corp.                                JP           610,335
      10,000    Taiyo Yuden Co. Ltd.                       JP           382,078
      16,100    Tokyo Electron Ltd.                        JP         1,259,795
       1,800    Samsung Electro-Mechanics
                  Co. Ltd.                                 KR            57,600
       5,900    Samsung Electronics                        KR           739,121
       8,620    Samsung Electronics, GDR                   KR           637,880
       2,400    STMicroelectronics NV                      NL           121,128
      12,600    STMicroelectronics                         NV
                (New York Shares)                          NL           654,413
*     25,000    Chartered Semiconductor
                  Manufacturing Ltd.                       SG           108,256
      22,600    Asustek Computer, Inc.                     TW           123,735
*     53,988    Taiwan Semiconductor
                  Manufacturing Co. Ltd., ADR              TW         1,224,853

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                       FREMONT INTERNATIONAL GROWTH FUND
                                October 31, 2000

   Shares/                                             Country           Value
Face Amount     Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS) (Cont.)

*     54,000    Dimension Data Holdings Ltd.               UK      $    473,128
                                                                   ------------
                                                                     11,094,576
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 6.5%

*      7,100    Mitel Corp.                                CA           116,646
       2,600    Aixtron AG                                 DE           363,096
      36,800    Nokia Corp., ADR                           FI         1,573,200
      23,200    Nokia Oyj                                  FI           955,042
      36,000    Hitachi Ltd.                               JP           385,926
         800    Keyence Corp.                              JP           248,488
       3,100    Tokyo Seimitsu Co., Ltd.                   JP           218,710
*      5,100    ASM Lithography Holding NV                 NL           139,458
      24,800    ASM Lithography Holding
                  NV, ADR                                  NL           689,750
      38,400    Ericsson (L.M.) Telephone
                  Co., ADR                                 SE           532,800
      12,800    Telefonaktiebolaget LM
                  Erricsson AB (Class B)                   SE           170,240
      34,023    BAE Systems PLC                            UK           193,960
                                                                   ------------
                                                                      5,587,316
                                                                   ------------
TECHNOLOGY (SOFTWARE) 0.5%

*      3,100    ATI Technologies, Inc.                     CA            25,159
*      4,200    Intershop Communications AG                DE           211,439
*      1,000    T-Online International AG                  DE            20,417
       3,000    Fuji Soft ABC, Inc.                        JP           197,361
                                                                   ------------
                                                                        454,376
                                                                   ------------
TRANSPORTATION 0.3%

      21,000    Japan Airlines Company Ltd.                JP            84,085
      30,000    British Airways PLC                        UK           134,253
                                                                   ------------
                                                                        218,338
                                                                   ------------
UTILITIES 10.5%

       1,425    Swisscom AG                                CH           361,909
       6,700    Deutsche Telekom AG                        DE           241,170
*     10,762    Telefonica SA                              ES           205,295
       4,630    Telefonica SA, ADR                         ES           268,235
*     83,000    China Mobile (Hong Kong) New               HK           534,794
      52,000    Tecnost SPA                                IT           175,257
      49,000    Telecom Italia Mobil SPA                   IT           416,817
      63,200    Telecom Italia SPA (RNC)                   IT           343,920
      14,334    Telecom Italia SPA
                  (Savings Shares)                         IT           166,105
          22    DDI Corp.                                  JP           103,207
          22    Nippon Telegraph & Telephone               JP           200,165
          58    NTT Mobile Communication
                  Network, Inc.                            JP         1,429,540
         200    Korea Telecom Corp. SP, ADR                KR             7,375
      24,700    Telefonos de Mexico SA
                  (Class L), ADR                           MX         1,332,256
      10,000    Portugal Telecom SA                        PT            89,140
       9,000    Portugal Telecom SA, ADR                   PT            78,750
*      1,500    PT Multimedia                              PT            42,532
*     10,000    Telecel-Comunicacoes
                  Pessoais SA                              PT           109,684
       7,000    Datacraft Asia Ltd.                        SG            47,950
     712,552    Vodafone Group PLC                         UK         2,969,096
                                                                   ------------
                                                                      9,123,197
                                                                   ------------

TOTAL STOCKS (Cost $70,841,163)                                      74,755,060
                                                                   ------------

SHORT-TERM INVESTMENTS 7.0%

$  3,900,000    Associates Corp. of North America,
                  6.620% (a), 11/01/00                             $  3,900,000
   2,168,362    Repurchase Agreement, State
                   Street Bank and Trust Co.,
                   5.980%, 11/01/00 (Maturity
                   Value $2,168,723)
                   (Cost $2,168,362) Collateral:
                   FHLMC, 5.750%, 05/15/01                            2,168,362
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $6,068,362)                        6,068,362
                                                                   ------------

TOTAL INVESTMENTS (Cost $76,909,525), 93.4%                          80,823,422
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 6.6%                               5,693,870
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 86,517,292
                                                                   ============

The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                         FREMONT EMERGING MARKETS FUND
                                October 31, 2000

                                                       Country           Value
   Shares       Security Description                     Code           (Note 1)
--------------------------------------------------------------------------------

STOCKS 92.2%

BUSINESS EQUIPMENT & SERVICES 0.5%

         190    Cheil Communications, Inc.                 KR      $     12,193
       4,660    S1 Corp.                                   KR            48,341
                                                                   ------------
                                                                         60,534
                                                                   ------------
CAPITAL GOODS 1.2%

       7,300    Cemex SA de CV, ADR                        MX           154,212
                                                                   ------------
                                                                        154,212
                                                                   ------------
CONSUMER DURABLES 1.6%

     395,000    Guangdong Kelon Electrical
                  Holdings Co. Ltd.                        CN            73,441
      15,995    Far Eastern Textile Ltd., GDR              TW           129,556
                                                                   ------------
                                                                        202,997
                                                                   ------------
CONSUMER NON-DURABLES 7.4%

      18,000    Companhia de Bebidas das
                  Americas, ADR                            BR           406,125
*     15,000    Al-AhramBeverages Co.                      EG           196,701
       3,000    Hite Brewery Co. Ltd.                      KR           134,242
       5,000    Coca-Cola FEMSA SA de
                  CV, ADR                                  MX            95,937
      50,000    Groupo Modelo SA de CV                     MX           133,354
                                                                   ------------
                                                                        966,359
                                                                   ------------
CONSUMER SERVICES 1.7%

*      4,200    Grupo Televisa SA, GDR                     MX           227,325
                                                                   ------------
                                                                        227,325
                                                                   ------------
ENERGY 9.2%

      14,500    Petroleo Brasileiro SA, ADR                BR           384,533
*    704,000    China Petroleum &
                  Chemical Corp.                           CN           138,114
     555,000    Huaneng Power
                  International, Inc.                      CN           215,273
       8,000    SK Corp. Ltd.                              KR            96,352
      15,000    Surgutneftegaz, ADR                        RU           192,750
      70,000    PTT Exploration & Production
                  Public Co. Ltd.                          TH           170,596
                                                                   ------------
                                                                      1,197,618
                                                                   ------------
FINANCIAL SERVICES (BANKS) 10.0%

       3,600    OTP Bank Ltd., ADR                         HU           166,776
      49,693    Kookmin Bank                               KR           567,920
      25,500    KorAm Bank                                 KR           135,626
     164,400    Grupo Financiero Banamex
                  Accival SA                               MX           255,516
*  2,006,400    Yapi ve Kredi Bankasi SA                   TR           173,503
                                                                   ------------
                                                                      1,299,341
                                                                   ------------
FINANCIAL SERVICES (OTHER) 0.9%

       5,300    Samsung Fire and Marine
                  Insurance                                KR           123,007
                                                                   ------------
                                                                        123,007
                                                                   ------------
HEALTH CARE 3.7%

      30,000    Pliva D.D., GDR                            HR           316,500
       3,800    EGIS Rt.                                   HU           160,537
                                                                   ------------
                                                                        477,037
                                                                   ------------
MULTI-INDUSTRY 9.0%

     726,000    China Resources Enterprise Ltd.            HK      $    819,203
*     43,000    Groupo Carso SA de CV                      MX           135,373
     300,000    IOI Corp. Berhad                           MY           213,158
                                                                   ------------
                                                                      1,167,734
                                                                   ------------
RAW MATERIALS 11.7%

      13,100    Aracruz Celulose SA                        BR           196,500
      27,000    Hindalco Industries Ltd., GDR              IN           410,400
      10,000    Korea Zinc Co.                             KR           131,868
      47,500    Kimberly-Clark de Mexico SA                MX           121,470
      80,000    Billiton PLC                               UK           305,786
      51,700    Sappi Ltd.                                 ZA           354,475
                                                                   ------------
                                                                      1,520,499
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS 0.4%

*    571,600    Golden Land Property
                  Development Public Co. Ltd.              TH            55,982
                                                                   ------------
                                                                         55,982
                                                                   ------------
RETAIL 4.2%

*    105,000    Wal-Mart de Mexico SA de CV                MX           238,861
     120,000    Migros Turk TAS                            TR           165,328
      52,000    President Chain Store Corp.                TW           148,111
                                                                   ------------
                                                                        552,300
                                                                   ------------
TECHNOLOGY (COMPONENTS) 6.3%

       2,030    Samsung Electronics                        KR           254,308
     120,000    Clipsal Industries (Holdings) Ltd.         SG           225,628
*    125,400    Siliconware Precision
                  Industries Co.                           TW            95,506
*     78,560    Taiwan Semiconductor
                  Manufacturing Co.                        TW           238,355
                                                                   ------------
                                                                        813,797
                                                                   ------------
TRANSPORTATION 3.6%

   1,500,000    Guangshen Railway Co.
                  Ltd. (Hong Kong Shares)                  CN           182,720
     851,000    Zhejiang Expressway Co. Ltd.               CN           137,490
*      9,500    Grupo Aeroportuario de
                  Sureste SA                               MX           141,312
                                                                   ------------
                                                                        461,522
                                                                   ------------
UTILITIES 20.8%

      15,000    Embratel Participacoes SA                  BR           242,813
       8,651    Tele Norte Leste Participacoes
                  SA, ADR                                  BR           191,403
       6,800    Tele Norte Leste Participacoes
                  SA, ADR                                  BR           150,450
      16,500    Compania Telecomunicaciones
                  de Chile SA                              CL           251,625
      87,000    Asia Satellite Telecommunications
                  Holdings Ltd.                            HK           176,258
       7,400    Matav Rt, ADR                              HU           173,900
*     25,500    Partner Communications Co. Ltd.            IL           153,000
      47,300    Videsh Sanchar Nigam Ltd.                  IN           348,838
       8,500    Korea Telecom Corp. SP, ADR                KR           313,438
       7,400    Telefonos de Mexico SA
                  (Class L), ADR                           MX           399,138
      25,000    Telekomunikacja Polska
                  SA, GDR                                  PL           123,215
     189,400    Electricity Generating Public
                  Co. Ltd. (Foreign Registered)            TH           180,104
                                                                   ------------
                                                                      2,704,182
                                                                   ------------

TOTAL STOCKS (Cost $14,282,213)                                      11,984,446
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                         FREMONT EMERGING MARKETS FUND
                                October 31, 2000

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT 2.3%
  $  306,807    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $306,858)
                  (Cost $306,807) Collateral:
                  FHLB, 5.750%, 03/15/09                           $    306,807
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $306,807)                             306,807
                                                                   ------------

TOTAL INVESTMENTS (Cost $14,589,020), 94.5%                          12,291,253
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 5.5%                                 710,231
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 13,001,484
                                                                   ============

The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
   Shares       Security Description                                    (Note 1)
--------------------------------------------------------------------------------

STOCKS 74.9%

BUSINESS EQUIPMENT & SERVICES 12.9%

*    277,500    Agency.com, Inc.                                   $  2,913,750
*  1,060,500    Boston Communications Group, Inc. (b)                25,054,312
*    209,700    Bright Horizons Family Solutions, Inc.                5,242,500
*    168,000    Corporate Executive Board Co.                         7,749,000
*    360,900    CoStar Group, Inc.                                   11,278,125
*    768,100    Datalink Corp. (b)                                    9,217,200
*    255,100    Infocrossing, Inc.                                    3,204,694
*    512,300    Media 100, Inc.                                       5,058,962
*    169,200    Shuffle Master, Inc.                                  3,796,425
*  1,045,000    Spectrum Control, Inc. (b)                           12,931,875
*    732,000    TeleTech Holdings, Inc.                              20,313,000
                                                                   ------------
                                                                    106,759,843
                                                                   ------------
CAPITAL GOODS 3.4%

*    584,300    Aaon, Inc. (b)                                       12,343,337
*    336,400    IMPCO Technologies, Inc.                              6,622,875
*    212,900    Oshkosh Truck Corp.                                   8,755,512
                                                                   ------------
                                                                     27,721,724
                                                                   ------------
CONSUMER DURABLES 0.4%

*    632,300    Jore Corp.                                            3,714,762
                                                                   ------------
                                                                      3,714,762
                                                                   ------------
CONSUMER NON-DURABLES 2.3%

*     57,300    Concord Camera Corp.                                  1,772,719
     231,500    K-Swiss, Inc.                                         6,366,250
*    509,200    McNaughton Apparel Group, Inc. (b)                    7,001,500
*    204,500    Universal Electronics, Inc.                           3,757,687
                                                                   ------------
                                                                     18,898,156
                                                                   ------------
CONSUMER SERVICES 6.7%

*    568,800    American Classic Voyages Co.                          7,856,550
   1,275,000    Cash America International, Inc. (b)                  6,614,062
*    501,100    Championship Auto Racing Teams, Inc.                 12,464,863
*    240,900    Internet.com Corp.                                    5,013,731
*  1,098,300    Lojack Corp. (b)                                      8,786,400
*    651,200    Nucentrix Broadband Networks, Inc. (b)               14,733,400
                                                                   ------------
                                                                     55,469,006
                                                                   ------------
ENERGY 1.1%

*    982,200    Newpark Resources, Inc.                               8,839,800
                                                                   ------------
                                                                      8,839,800
                                                                   ------------
HEALTH CARE 13.2%

*    800,700    ArthroCare Corp.                                     18,165,881
*    813,200    eBenX, Inc.                                           9,707,575
*    643,300    Eclipsys Corp.                                       15,881,469
*  1,113,700    Endocare, Inc. (b)                                   19,698,569
*    791,100    Fusion Medical Technologies, Inc. (b)                 6,526,575
*    824,500    Gene Logic, Inc.                                     17,984,406
*    842,900    Innerdyne, Inc.                                       5,900,300
*    411,000    NeoPharm, Inc.                                       14,898,750
                                                                   ------------
                                                                    108,763,525
                                                                   ------------
RAW MATERIALS 0.3%

*    347,850    Northern Technologies
                  International Corp. (b)                             2,413,209
                                                                   ------------
                                                                      2,413,209
                                                                   ------------
RETAIL 7.7%

*    188,000    Bebe Stores, Inc.                                  $  2,867,000
*    455,600    Buca, Inc.                                            7,118,750
*    213,200    Electronics Boutique Holdings Corp.                   3,331,250
*    181,600    Finish Line, Inc. (Class A)                           1,384,700
*    811,000    Genesco, Inc.                                        14,395,250
*    458,400    Good Guys, Inc.                                       2,693,100
*    980,100    Gymboree Corp.                                        8,759,644
*    723,600    Intertan, Inc.                                        8,004,825
*    222,100    Quicksilver, Inc.                                     4,247,663
*    227,300    Stein Mart, Inc.                                      3,523,150
*    136,800    The Buckle, Inc.                                      2,299,950
*    196,900    The Children's Place Retail Stores, Inc.              5,107,094
                                                                   ------------
                                                                     63,732,376
                                                                   ------------
SHELTER 1.3%

*  1,033,900    Modtech Holdings, Inc. (b)                           10,985,188
                                                                   ------------
                                                                     10,985,188
                                                                   ------------
TECHNOLOGY (COMPONENTS) 10.3%

*    201,700    Anaren Microwave, Inc.                               20,976,800
*    578,200    California Amplifier, Inc.                           14,455,000
*  1,089,500    California Micro Devices Corp. (b)                   13,823,031
*    390,100    Microsemi Corp.                                      15,604,000
*    529,000    Parlex Corp. (b)                                      8,464,000
*     51,300    Sage, Inc.                                              679,725
*    316,200    Spectra-Physics Lasers, Inc.                         11,165,813
                                                                   ------------
                                                                     85,168,369
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 8.4%

     301,500    BEI Technologies, Inc.                               10,740,938
*    644,100    COMARCO, Inc. (b)                                    12,439,181
*    804,600    Micro Component Technology, Inc. (b)                  3,620,700
*    636,350    Netopia, Inc.                                         6,920,306
*    945,400    Repeater Technologies, Inc.                           3,308,900
*    415,000    Rimage Corp.                                          4,150,000
*    696,100    RIT Technologies Ltd. (b)                             6,243,147
*    243,000    Trikon Technologies, Inc.                             3,994,313
*    367,600    Zygo Corp.                                           18,196,200
                                                                   ------------
                                                                     69,613,685
                                                                   ------------
TECHNOLOGY (SOFTWARE) 5.5%

*    485,710    Exigent International, Inc. (b)                         986,598
*    421,700    MDSI Mobile Data Solutions, Inc.                      5,429,388
*    446,000    Novadigm, Inc.                                        4,460,000
*    609,100    PC-Tel, Inc.                                         10,506,975
*    583,500    Primus Knowledge Solutions, Inc.                      4,740,938
*    468,500    Princeton Video Image, Inc.                           2,049,688
*    704,900    Puma Technology, Inc.                                 9,560,206
*    461,100    Take-Two Interactive Software, Inc.                   5,734,931
*    191,200    VocalTec Communications Ltd.                          1,625,200
                                                                   ------------
                                                                     45,093,924
                                                                   ------------
UTILITIES 1.4%

*  1,093,000    Cadiz, Inc.                                          11,613,125
                                                                   ------------
                                                                     11,613,125
                                                                   ------------

TOTAL STOCKS (Cost $579,020,370)                                    618,786,692
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                          FREMONT U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 23.8%

$ 10,000,000    Associates Corp. of North America,
                  6.620% (a), 11/01/00                             $ 10,000,000
  36,076,405    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $36,082,398)
                  (Cost $36,076,405) Collateral:
                  FHLMC, 7.050%, 09/19/03                            36,076,405
  50,000,000    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $50,008,306)
                  (Cost $50,000,000) Collateral:
                  FNMA, 6.000%, 11/15/01                             50,000,000
  50,000,000    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $50,008,306)
                  (Cost $50,000,000) Collateral:
                  FNMA, 6.030%, 08/06/01                             50,000,000
  50,000,000    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $50,008,306)
                  (Cost $50,000,000) Collateral:
                  FNMA, 6.100%, 08/10/01                             50,000,000

TOTAL SHORT-TERM INVESTMENTS
  (Cost $196,076,405)                                               196,076,405
                                                                   ------------

TOTAL INVESTMENTS (Cost $775,096,775), 98.7%                        814,863,097
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 1.3%                              11,109,407
                                                                   ------------

NET ASSETS, 100.0%                                                 $825,972,504
                                                                   ============

The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                               Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

STOCKS 76.1%

BUSINESS EQUIPMENT & SERVICES 16.1%

*      9,400    Corporate Executive Board Co.                      $    433,575
*     43,200    CoStar Group, Inc.                                    1,350,000
*     28,000    CSG Systems International, Inc.                       1,300,250
*     68,800    International Speedway Corp. (Class A)                2,210,200
*     90,400    Liberty Satellite & Technology, Inc.                    452,000
*     69,900    Sanchez Computer Associates, Inc.                     1,122,769
*     69,600    Speedway Motorsports, Inc.                            1,213,650
*    127,600    Teletech Holdings, Inc.                               3,540,900
                                                                   ------------
                                                                     11,623,344
                                                                   ------------
CONSUMER NON-DURABLES 0.8%

*     74,200    Guess?, Inc.                                            551,862
                                                                   ------------
                                                                        551,862
                                                                   ------------
CONSUMER SERVICES 2.9%

*     50,900    ACTV, Inc.                                              501,047
*     46,950    American Classic Voyages Co.                            648,497
*     42,100    Crown Media Holdings, Inc. (Class A)                    584,137
*     17,000    Internet.com Corp.                                      353,812
                                                                   ------------
                                                                      2,087,493
                                                                   ------------
ENERGY 1.1%

*     41,300    Syntroleum Corp.                                        805,350
                                                                   ------------
                                                                        805,350
                                                                   ------------
HEALTH CARE 20.6%

*     70,700    Advance Paradigm, Inc.                                3,455,462
*     65,300    ArthroCare Corp.                                      1,481,494
*     35,600    Cerner Corp.                                          2,204,975
*     73,100    Gene Logic, Inc.                                      1,594,494
*     36,100    Invitrogen Corp.                                      2,745,856
*     71,200    Oxford Health Plans, Inc.                             2,403,000
*     41,500    Sunrise Assisted Living, Inc.                           970,062
                                                                   ------------
                                                                     14,855,343
                                                                   ------------
RETAIL 7.5%

*     29,400    Abercrombie & Fitch Co. (Class A)                       692,737
*     10,700    American Eagle Outfitters, Inc.                         368,481
*     24,200    AnnTaylor Stores Corp.                                  726,000
      32,100    CBRL Group, Inc.                                        573,788
*     29,400    Jack in the Box, Inc.                                   720,300
*      4,500    Quicksilver, Inc.                                        86,063
*     11,500    ValueVision International, Inc.                         232,875
*    141,900    Venator Group, Inc.                                   2,004,338
                                                                   ------------
                                                                      5,404,582
                                                                   ------------
TECHNOLOGY (COMPONENTS) 2.9%

*     19,950    Anaren Microwave, Inc.                                2,074,800
                                                                   ------------
                                                                      2,074,800
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 6.6%

*     44,100    Cabletron Systems, Inc.                               1,196,213
*     42,000    Netopia, Inc.                                           456,750
*     15,300    PRI Automation, Inc.                                    346,163
*     53,900    Varian Semiconductor
                  Equipment Associates, Inc.                          1,239,700
*     30,700    Zygo Corp.                                            1,519,650
                                                                   ------------
                                                                      4,758,476
                                                                   ------------
TECHNOLOGY (SOFTWARE) 16.8%

*     49,750    Critical Path, Inc.                                $  2,415,984
*     25,500    Docent, Inc.                                            656,625
*     58,100    New Era of Networks, Inc.                               904,181
*     20,200    Onyx Software Corp.                                     320,675
*     45,300    PC-Tel, Inc.                                            781,425
*     40,100    Peregrine Systems, Inc.                                 962,400
*     25,500    Primus Knowledge Solutions, Inc.                        207,188
*     78,900    Puma Technology, Inc.                                 1,070,081
*     72,800    ServiceWare Technologies, Inc.                          427,700
*     67,000    SmartForce Public Ltd. Co.                            3,371,984
*      7,800    Take-Two Interactive Software, Inc.                      97,013
*      4,400    VeriSign, Inc.                                          580,800
*     17,300    Websense, Inc.                                          311,400
                                                                   ------------
                                                                     12,107,456
                                                                   ------------
UTILITIES 0.8%

*     38,500    Alamosa PCS Holdings, Inc.                              584,719
                                                                   ------------
                                                                        584,719
                                                                   ------------

TOTAL STOCKS (Cost $51,691,015)                                      54,853,425
                                                                   ------------
SHORT-TERM INVESTMENT 22.4%

$ 16,108,121    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $16,110,797)
                  (Cost $16,108,121) Collateral:
                  FNMA, 6.100%, 08/10/01                             16,108,121
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $16,108,121)                       16,108,121
                                                                   ------------

TOTAL INVESTMENTS (Cost $67,799,136), 98.5%                          70,961,546
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 1.5%                               1,105,262
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 72,066,808
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                              FREMONT GROWTH FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
   Shares       Security Description                                    (Note 1)
--------------------------------------------------------------------------------

STOCKS 94.8%

BUSINESS EQUIPMENT & SERVICES 3.2%

*      9,966    Agilent Technologies, Inc.                         $    461,550
*     33,000    America Online, Inc.                                  1,664,190
       9,000    Automatic Data Processing, Inc.                         587,813
      11,000    Paychex, Inc.                                           623,562
*     10,000    Yahoo!, Inc.                                            586,250
                                                                   ------------
                                                                      3,923,365
                                                                   ------------
CAPITAL GOODS 5.5%

      17,000    Boeing Co.                                            1,152,812
      80,400    General Electric Co.                                  4,406,925
      15,500    Honeywell International, Inc.                           834,094
      48,000    Worthington Industries, Inc.                            459,000
                                                                   ------------
                                                                      6,852,831
                                                                   ------------
CONSUMER DURABLES 0.9%

      43,436    Ford Motor Co.                                        1,134,765
                                                                   ------------
                                                                      1,134,765
                                                                   ------------
CONSUMER NON-DURABLES 5.8%

      20,800    Anheuser-Busch Cos., Inc.                               951,600
      14,800    Coca-Cola Co.                                           893,550
       6,000    Eastman Kodak Co.                                       269,250
      33,000    Pepsi Bottling Group, Inc.                            1,142,625
      28,100    Pepsico, Inc.                                         1,361,094
      49,300    Philip Morris Cos., Inc.                              1,805,612
      10,400    Procter & Gamble Co.                                    742,950
                                                                   ------------
                                                                      7,166,681
                                                                   ------------
CONSUMER SERVICES 0.9%

      30,000    The Walt Disney Co.                                   1,074,375
                                                                   ------------
                                                                      1,074,375
                                                                   ------------
ENERGY 6.4%

      15,500    Apache Corp.                                            857,344
      64,000    Exxon Mobil Corp.                                     5,708,000
      51,000    USX-Marathon Group                                    1,386,562
                                                                   ------------
                                                                      7,951,906
                                                                   ------------
FINANCIAL SERVICES (BANKS) 5.1%

      50,700    Bank Of America Corp.                                 2,436,769
      17,000    Bank One Corp.                                          620,500
      10,000    Capital One Financial Corp.                             631,250
      25,300    MBNA Corp.                                              950,331
       5,500    PNC Bank Corp.                                          367,812
      30,000    Washington Mutual, Inc.                               1,320,000
                                                                   ------------
                                                                      6,326,662
                                                                   ------------
FINANCIAL SERVICES (OTHER) 11.2%

      18,875    American International Group, Inc.                    1,849,750
*     13,000    Bear Stearns Co., Inc.                                  788,125
      60,933    Citigroup, Inc.                                       3,206,599
      23,200    Federal Home Loan Mortgage Corp.                      1,392,000
      14,300    Federal National Mortgage Association                 1,101,100
      45,600    FleetBoston Financial Corp.                           1,732,800
      13,000    GATX Corp.                                              546,812
      17,000    Household International, Inc.                           855,312
       8,000    Loews Corp.                                             727,500
      10,400    Morgan Stanley Dean Witter & Co.                        835,250

FINANCIAL SERVICES (OTHER) (Cont.)

       8,000    Providian Financial Corp.                          $    832,000
                                                                   ------------
                                                                     13,867,248
                                                                   ------------
HEALTH CARE 11.1%

      18,800    Abbott Laboratories                                     992,875
      13,000    American Home Products Corp.                            825,500
*     11,000    Amgen, Inc.                                             637,312
      23,700    Bristol-Myers Squibb Co.                              1,444,219
       5,000    Cardinal Health, Inc.                                   473,750
      15,600    Johnson & Johnson                                     1,437,150
      11,200    Lilly (Eli) & Co.                                     1,001,000
      11,000    Medtronic, Inc.                                         597,437
      26,000    Merck & Co.                                           2,338,375
      59,325    Pfizer, Inc.                                          2,562,098
      12,000    Pharmacia Corp.                                         660,000
      15,500    Schering-Plough Corp.                                   801,156
                                                                   ------------
                                                                     13,770,872
                                                                   ------------
RAW MATERIALS 1.5%

      22,900    Dow Chemical Co.                                        701,312
      25,000    Weyerhaeuser Co.                                      1,173,437
                                                                   ------------
                                                                      1,874,749
                                                                   ------------
RETAIL 5.8%

*     12,000    Best Buy Co., Inc.                                      602,250
      21,500    Gap, Inc.                                               554,969
      28,750    Home Depot, Inc.                                      1,236,250
      16,100    Lowe's Cos., Inc.                                       735,569
*     17,100    Papa John's Intl., Inc.                                 429,638
*     13,000    Safeway, Inc.                                           710,938
*     40,000    Staples, Inc.                                           570,000
      17,400    Target Corp.                                            480,675
      41,700    Wal-Mart Stores, Inc.                                 1,892,138
                                                                   ------------
                                                                      7,212,427
                                                                   ------------
TECHNOLOGY (COMPONENTS) 11.9%

*      7,000    Analog Devices, Inc.                                    455,000
*      4,000    Broadcom Corp.                                          889,500
*     68,000    Cisco Systems, Inc.                                   3,663,500
*     21,600    EMC Corp.                                             1,923,750
      66,000    Intel Corp.                                           2,970,000
*     12,000    JDS Uniphase Corp.                                      976,500
      32,600    Lucent Technologies, Inc.                               759,988
*     11,000    Micron Technology, Inc.                                 382,250
*      7,000    Network Appliance, Inc.                                 833,000
*     11,500    Qualcomm, Inc.                                          748,758
*     14,000    Solectron Corp.                                         616,000
*      7,000    Xilinx, Inc.                                            507,063
                                                                   ------------
                                                                     14,725,309
                                                                   ------------
TECHNOLOGY (EQUIPMENT) 8.5%

*     13,000    Applied Materials, Inc.                                 690,625
      20,000    Compaq Computer Corp.                                   608,200
      11,000    Corning, Inc.                                           841,500
*     32,800    Dell Computer Corp.                                     967,600
      20,800    Hewlett-Packard Co.                                     965,900
      15,700    International Business Machines Corp.                 1,546,450
      31,500    Motorola, Inc.                                          785,531
*     17,300    Sun Microsystems, Inc.                                1,918,138

The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                              FREMONT GROWTH FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                               Value
Face Amount     Security Description                                    (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) (Cont.)

*     11,000    Tellabs, Inc.                                      $    549,313
      22,000    Texas Instruments, Inc.                               1,079,375
*      7,800    United Technologies Corp.                               544,538
                                                                   ------------
                                                                     10,497,170
                                                                   ------------
TECHNOLOGY (SOFTWARE) 6.4%

      15,600    Computer Associates International, Inc.                 497,250
*     51,700    Microsoft Corp.                                       3,560,838
*     62,600    Oracle Corp.                                          2,065,800
*      6,000    Siebel Systems, Inc.                                    629,625
*      8,000    VERITAS Software Corp.                                1,128,125
                                                                   ------------
                                                                      7,881,638
                                                                   ------------
TRANSPORTATION 0.1%

       5,000    UAL Corp.                                               189,688
                                                                   ------------
                                                                        189,688
                                                                   ------------
UTILITIES 10.5%

*     17,800    AES Corp.                                             1,005,700
      56,300    AT&T Corp.                                            1,305,456
      24,100    BellSouth Corp.                                       1,164,331
*     14,000    Calpine Corp.                                         1,105,125
      29,000    KeySpan Corp.                                         1,020,438
*     21,000    Qwest Communications International, Inc.              1,021,125
      33,500    SBC Communications, Inc.                              1,932,531
      43,000    TXU Corp.                                             1,593,688
      28,700    Verizon Communications                                1,659,219
*     53,350    WorldCom, Inc.                                        1,267,063
                                                                   ------------
                                                                     13,074,676
                                                                   ------------

TOTAL STOCKS (Cost $88,535,548)                                     117,524,362
                                                                   ------------

SHORT-TERM INVESTMENTS 4.3%

$  4,800,000    Associates Corp. of North America,
                  6.620% (a), 11/1/00                                 4,800,000
     315,000    U.S. Treasury Bill,
                  5.940%, 12/21/00+                                     312,401
     277,378    Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00
                  (Maturity Value $277,424)
                  (Cost $277,378) Collateral:
                  FNMA, 6.350%, 06/22/01                                277,378

TOTAL SHORT-TERM INVESTMENTS (Cost $5,389,779)                        5,389,779
                                                                   ------------

TOTAL INVESTMENTS (Cost $93,925,327), 99.1%                         122,914,141
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.9%                               1,115,454
                                                                   ------------

NET ASSETS, 100.0%                                                 $124,029,595
                                                                   ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                      FREMONT REAL ESTATE SECURITIES FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         Value
   Shares       Security Description                                    (Note 1)
--------------------------------------------------------------------------------

STOCKS 102.1%

REITs (APARTMENTS) 13.1%

      34,715    Equity Residential Properties Trust                $  1,633,775
       8,200    Gables Residential Trust                                209,100
       5,000    Home Properties of New York, Inc.                       135,937
*     78,750    Wellsford Real Properties, Inc.                       1,402,734
                                                                   ------------
                                                                      3,381,546
                                                                   ------------
REITs (COMMUNITY CENTERS) 10.9%

      14,100    Agree Realty Corp.                                      198,281
      66,200    Burnham Pacific Properties, Inc.                        359,962
      50,500    Developers Diversified Realty Corp.                     602,844
     104,500    Malan Realty Investors, Inc.                          1,134,478
      37,600    Ramco-Gershenson Properties Trust                       526,400
                                                                   ------------
                                                                      2,821,965
                                                                   ------------
REITs (DIVERSIFIED) 6.7%

      10,650    Duke-Weeks Realty Corp.                                 252,272
     274,040    First Union Real Estate Investments                     702,227
      47,575    Glenborough Realty Trust, Inc.                          764,173
                                                                   ------------
                                                                      1,718,672
                                                                   ------------
REITs (HEALTH CARE) 0.6%

       5,000    Health Care Property Investors, Inc.                    146,875
                                                                   ------------
                                                                        146,875
                                                                   ------------
REITs (HOTELS) 6.2%

       9,870    Hospitality Properties Trust                            212,822
      13,000    Meristar Hospitality Corp.                              248,625
      57,100    RFS Hotel Investors, Inc.                               735,162
      55,000    Winston Hotels, Inc.                                    409,062
                                                                   ------------
                                                                      1,605,671
                                                                   ------------
REITs (INDUSTRIAL) 3.1%

      14,800    First Industrial Realty Trust, Inc.                     456,950
      10,000    Vornado Realty Trust                                    348,125
                                                                   ------------
                                                                        805,075
                                                                   ------------
REITs (OFFICE) 40.5%

     516,300    Banyan Strategic Realty Trust                         2,807,381
      58,200    Brandywine Realty Trust                               1,113,075
      93,300    Corporate Office Properties Trust                       909,675
      31,068    Equity Office Properties Trust                          935,924
      40,000    Highwoods Properties, Inc.                              865,000
      86,450    Koger Equity, Inc.                                    1,377,797
      41,850    Mack-Cali Realty Corp.                                1,135,181
      34,300    Prentiss Properties Trust                               870,363
      30,100    Prime Group Realty Trust                                447,738
                                                                   ------------
                                                                     10,462,134
                                                                   ------------
REITs (OFFICE/INDUSTRIAL) 14.0%

     140,200    American Industrial Properties REIT                   1,734,975
      27,600    Liberty Property Trust                                  729,675
      10,350    PS Business Parks, Inc.                                 271,688
      16,000    Spieker Properties, Inc.                                886,000
                                                                   ------------
                                                                      3,622,338
                                                                   ------------
REITs (REGIONAL MALLS) 6.2%

      58,200    Glimcher Realty Trust                              $    756,600
      37,525    Simon Property Group, Inc.                              837,277
                                                                   ------------
                                                                      1,593,877
                                                                   ------------
REITs (SELF STORAGE) 0.8%

       9,400    Public Storage, Inc.                                    211,500
                                                                   ------------
                                                                        211,500
                                                                   ------------

TOTAL STOCKS (Cost $27,288,901)                                      26,369,653
                                                                   ------------

SHORT-TERM INVESTMENT 2.7%
$   699,423     Repurchase Agreement, State
                  Street Bank and Trust Co.,
                  5.980%, 11/01/00 (Maturity
                  Value $699,539) (Cost $699,423)
                  Collateral: FNMA, 6.350%,
                  06/22/01                                              699,423
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $699,423)                             699,423
                                                                   ------------

TOTAL INVESTMENTS (Cost $27,988,324), 104.8%                         27,069,076
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (4.8)%                            (1,239,738)
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 25,829,338
                                                                   ============

The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

BONDS 145.7%

COLLATERALIZED MORTGAGE OBLIGATIONS 32.0%
  $  724,128    CHASE 1993-H 2A4 ................................................     7.000%    07/25/24    $    719,522
   1,460,919    CHASE 1995-A A ..................................................     6.639%    04/25/25       1,475,721
     500,000    CHASE 1998-S6 A17 ...............................................     6.750%    10/25/28         475,217
     689,080    FHARM 787239 ....................................................     7.813%    07/01/30         694,439
   2,885,819    FHR 2210 F ......................................................     6.970%    07/15/28       2,852,863
   5,062,695    FHR 2247 Z ......................................................     7.500%    08/15/30       4,890,281
  15,000,000    FNR 1992-131 KA .................................................     8.000%    01/25/22      15,182,730
     200,000    FNR 1993-11 J ...................................................     7.500%    02/25/08         200,778
   9,293,392    FNR G93-21 Z ....................................................     7.200%    05/25/23       8,958,516
   5,301,000    FSPC T-11 A5 ....................................................     6.500%    01/25/15       5,234,313
   8,000,000    FSPC T-11 A6 ....................................................     6.500%    09/25/18       7,847,840
     512,372    MSM 40 8 ........................................................     7.000%    07/20/21         506,596
     500,000    NFLC 1999-SL A4 .................................................     6.654%    02/10/06         493,349
   1,978,265    NSCOR 1999-25 A4 ................................................     6.500%    10/25/29       1,804,910
   4,900,000    PNCMS 1999-4 1A8 ................................................     6.200%    06/25/29       4,777,843
  10,000,000    RFMSI 1997-S17 A5 ...............................................     7.000%    11/25/27       9,657,460
   4,475,884    RMT 2000-A A8 ...................................................     6.500%    04/19/29       4,425,531
     900,000    SAMI 2000-2-A1 FR COFI+200 ......................................     7.398%    01/28/30         900,810
   1,618,695    SASI 1993-2 A9 ..................................................     6.200%    07/25/08       1,594,917
                                                                                                            ------------
                                                                                                              72,693,636
                                                                                                            ------------
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES 17.7%
   5,000,000    BA Mortgage Securities, Inc. ....................................     6.600%    08/25/28       4,881,800
     307,267    FHLMC ...........................................................     6.500%    01/01/26         296,608
      90,858    FHLMC ...........................................................     6.500%    03/01/26          87,621
     363,911    FHLMC ...........................................................     6.500%    04/01/26         350,945
     189,023    FHLMC ...........................................................     6.500%    04/01/26         182,288
     109,147    FHLMC ...........................................................     6.500%    04/01/26         105,258
     127,772    FHLMC ...........................................................     6.500%    05/01/26         123,220
     588,873    FHLMC ...........................................................     7.000%    11/15/20         583,809
     167,190    FHLMC ...........................................................     8.250%    08/01/17         171,176
   3,641,510    FNMA ............................................................     6.500%    05/18/23       3,601,708
     234,201    FNMA ARM ........................................................     7.598%    11/01/23         237,824
   3,516,866    GNMA ............................................................     6.000%    01/15/24       3,314,098
   1,413,330    GNMA ............................................................     6.000%    01/15/24       1,331,843
      30,667    GNMA ............................................................     6.500%    02/15/24          29,608
     649,085    GNMA ............................................................     6.500%    03/15/24         626,671
      28,847    GNMA ............................................................     6.500%    06/15/24          27,851
      89,043    GNMA ............................................................     6.500%    09/15/27          85,969
     120,231    GNMA ............................................................     6.500%    06/15/28          16,080
   8,000,000    GNMA ............................................................     6.500%    06/20/28       7,357,440
      28,742    GNMA ............................................................     6.500%    07/15/28          27,750
   1,042,106    GNMA ............................................................     6.500%    07/15/28       1,006,121
     781,676    GNMA ............................................................     6.500%    08/15/28         754,684
      34,327    GNMA ............................................................     6.500%    08/15/28          33,142
      55,082    GNMA ............................................................     6.500%    09/15/28          53,180
     498,821    GNMA ............................................................     6.500%    09/15/28         481,597
      61,306    GNMA ............................................................     6.500%    09/15/28          59,189
     126,872    GNMA ............................................................     6.500%    09/15/28         122,491
     910,141    GNMA ............................................................     6.500%    10/15/28         878,713
      62,661    GNMA ............................................................     6.500%    11/15/28          60,497
     480,755    GNMA ............................................................     6.500%    11/15/28         464,154
     138,512    GNMA ............................................................     6.500%    01/15/29         133,729
     859,237    GNMA ............................................................     6.500%    01/15/29         829,567
      35,123    GNMA ............................................................     6.500%    03/15/29          33,910
     139,582    GNMA ............................................................     6.500%    03/15/29         134,762
     848,397    GNMA ............................................................     6.500%    03/15/29         819,101

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                               FREMONT BOND FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES (Cont.)
  $  805,826    GNMA ............................................................     6.500%    04/15/29    $    778,000
      67,524    GNMA ............................................................     6.500%    05/15/29          65,192
      97,251    GNMA ............................................................     6.500%    06/15/29          93,893
   1,467,145    GNMA ............................................................     6.500%    06/15/29       1,416,483
      45,256    GNMA ............................................................     6.500%    11/15/29          43,693
      84,821    GNMA ............................................................     6.500%    12/15/29          81,892
     888,967    GNMA II ARM .....................................................     6.750%    08/20/25         898,683
     171,554    GNMA II ARM .....................................................     7.125%    11/20/24         173,027
     563,123    GNMA II ARM .....................................................     7.125%    10/20/25         567,870
     866,852    GNMA II ARM .....................................................     7.125%    11/20/26         874,143
   5,098,224    GNMA II ARM .....................................................     7.125%    10/20/27       5,140,692
     124,633    GNMA II ARM .....................................................     7.375%    04/20/21         125,606
     615,964    GNMA II ARM .....................................................     7.375%    03/20/24         621,636
                                                                                                            ------------
                                                                                                              40,285,214
                                                                                                            ------------
FOREIGN CORPORATE BONDS 6.7%

(Euro)
   2,400,000    Lloyds TSB Cap 1 Call ...........................................     7.375%    02/07/49       2,063,786
   5,000,000    Tecnost International NV ........................................     6.665%    06/23/04       4,322,641
  $  800,000    Abbey National Capital Trust ....................................     8.963%    12/29/49         796,934
     700,000    Deutsche Telekom Int Fin ........................................     7.750%    06/15/05         711,912
   3,000,000    Nacional Financiera SNC .........................................    10.563%    12/01/00       2,988,000
   1,600,000    Royal Bank Of Scotland ..........................................     9.118%    03/31/10       1,674,430
   2,800,000    Vodafone Airtouch PLC ...........................................     6.860%    12/19/01       2,802,982
                                                                                                            ------------
                                                                                                              15,360,685
                                                                                                            ------------
FOREIGN GOVERNMENT BONDS 2.2%

(Euro)
     570,000    Deutsche Bundesrepublik .........................................     6.500%    07/04/27         537,857
     240,000    Deutschland Republic ............................................     6.250%    01/04/30         222,758
     130,000    Federal Republic of Germany .....................................     6.250%    01/04/24         118,310
  $1,980,000    Republic of Brazil ..............................................     6.938%    04/15/06       1,804,431
     615,000    Republic of Brazil ..............................................     7.875%    01/01/01         614,330
   1,300,000    Republic of Brazil ..............................................    12.250%    03/06/30       1,131,650
     500,000    United Mexican States ...........................................     8.500%    02/01/06         490,500
                                                                                                            ------------
                                                                                                               4,919,836
                                                                                                            ------------
MORTGAGE BACKED OBLIGATIONS 35.1%

     500,000    Allete ..........................................................     7.620%    10/20/03         500,000
  11,300,000    FHLMC ...........................................................     7.000%    12/13/30      11,088,125
   1,000,000    FHLMC TBA .......................................................     6.000%    12/13/30         939,062
   3,000,000    FNMA ............................................................     7.000%    11/13/30       2,943,750
   2,000,000    FNMA ............................................................     7.500%    11/13/30       1,996,880
   5,000,000    FNMA TBA ........................................................     6.000%    11/13/30       4,693,750
   2,000,000    GNMA ............................................................     7.500%    11/20/30       2,008,125
  16,800,000    GNMA I TBA ......................................................     6.500%    11/20/30      16,217,208
  31,300,000    GNMA I TBA ......................................................     7.000%    11/20/30      30,850,219
   5,400,000    GNMA II .........................................................     6.500%    11/23/30       5,197,500
   3,500,000    GNMA II .........................................................     7.000%    11/20/30       3,437,656
                                                                                                            ------------
                                                                                                              79,872,275
                                                                                                            ------------
MUNICIPAL BONDS 2.5%
   2,200,000    Massachusetts State Water Resources Authority ...................     4.750%    08/01/37       1,851,696
   2,500,000    Washington DC Convention Center Authority Dedicated Tax Rev .....     4.690%    10/01/28       1,807,625
   2,000,000    West Virginia St ................................................     5.750%    06/01/25       2,030,780
                                                                                                            ------------
                                                                                                               5,690,101
                                                                                                            ------------
U.S. CORPORATE BONDS 32.2%

(Euro)
   2,600,000    KBC Bank Funding Trust ..........................................     6.875%    06/30/49       2,077,562
  $5,000,000    Associates Corp., NA ............................................     5.750%    11/01/03       4,826,000
     500,000    Bear Stearns Co., Inc. ..........................................     7.010%    03/28/03         499,477

The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (Cont.)
  $1,100,000    Beckman Instruments, Inc. .......................................     7.100%    03/04/03    $  1,067,814
   3,000,000    Circuit City Credit Card Master Trust ...........................     6.850%    02/15/06       3,005,400
   1,000,000    Citicorp, FRN ...................................................     6.771%    08/13/02       1,004,240
   2,000,000    Citicorp, FRN ...................................................     6.781%    11/12/02       2,009,860
     684,000    Delta Air Lines, Inc. (Sinking Fund Bond) .......................     9.450%    02/14/06         710,861
   1,370,000    Delta Air Lines, Inc. (Sinking Fund Bond) .......................     9.450%    02/26/06       1,424,279
   3,500,000    Ford Motor Credit Co. ...........................................     6.838%    11/16/01       3,499,009
   1,800,000    Ford Motor Credit Corp. .........................................     6.950%    06/20/03       1,794,940
  10,000,000    General Motors Acceptance Corp., FRN ............................     5.750%    11/10/03       9,651,500
   2,500,000    General Motors Acceptance Corp., FRN ............................     6.790%    08/18/03       2,491,135
   1,500,000    Gold Eagle Capital Ltd. .........................................    12.134%    04/15/01       1,500,000
   1,500,000    Goldman Sachs Group, FRN ........................................     6.920%    02/22/02       1,502,023
   2,000,000    Goldman Sachs Group, FRN ........................................     7.001%    01/17/03       2,000,618
   5,000,000    Household Finance Corp. .........................................     6.960%    06/17/05       4,969,165
     800,000    Lehman Brothers Holdings, Inc., MTN .............................     6.375%    05/07/02         792,192
   1,100,000    Lehman Brothers Holdings, Inc., MTN .............................     7.414%    05/07/02       1,105,643
   1,865,000    Nabisco, Inc. ...................................................     6.000%    02/15/01       1,851,460
   5,000,000    Noram Energy Corp. ..............................................     6.375%    11/01/03       4,830,390
   3,000,000    Popular, Inc. ...................................................     6.200%    04/30/01       2,983,560
     300,000    Providian Gateway Master Trust CMO ..............................     6.900%    03/16/09         300,000
   3,000,000    Sierra Pac Res ..................................................     7.410%    04/20/02       3,000,000
   2,400,000    Texas Utilities .................................................     5.940%    10/15/01       2,369,328
   2,500,000    Textron Financial Corp. .........................................     7.010%    10/26/01       2,503,782
     225,000    Time Warner, Inc. ...............................................     7.975%    08/15/04         230,522
   1,300,000    US Airways ......................................................     8.020%    02/05/19       1,320,540
   7,980,000    WorldCom, Inc. ..................................................     6.125%    08/15/01       7,900,998
                                                                                                            ------------
                                                                                                              73,222,298
                                                                                                            ------------
U.S. GOVERNMENT & AGENCIES 17.3%

     600,000    Small Business Administration ...................................     7.640%    08/01/10         611,969
     500,000    U.S. Treasury Bond ..............................................     6.500%    11/15/26         534,455
   3,700,000    U.S. Treasury Bond ..............................................     8.000%    11/15/21       4,572,978
     600,000    U.S. Treasury Bond ..............................................     8.125%    05/15/21         748,404
   1,100,000    U.S. Treasury Bond ..............................................     8.750%    08/15/20       1,445,301
     600,000    U.S. Treasury Bond ..............................................     9.125%    05/15/18         800,346
   2,000,000    U.S. Treasury Bond ..............................................    11.250%    02/15/15       2,998,740
     218,003    U.S. Treasury Inflationary Protection ...........................     3.375%    01/15/07         212,348
   4,205,422    U.S. Treasury Inflationary Protection ...........................     3.625%    07/15/02       4,213,287
   1,389,657    U.S. Treasury Inflationary Protection ...........................     3.625%    01/15/08       1,367,510
     640,646    U.S. Treasury Inflationary Protection ...........................     3.625%    04/15/28         615,417
   2,316,664    U.S. Treasury Inflationary Protection ...........................     3.875%    01/15/09       2,317,387
   7,456,562    U.S. Treasury Inflationary Protection ...........................     3.875%    04/15/29       7,484,524
     300,000    U.S. Treasury Inflationary Protection ...........................     5.500%    08/15/28         293,625
   2,700,000    U.S. Treasury Note ..............................................     6.000%    02/15/26       2,708,019
   1,400,000    U.S. Treasury Strip .............................................     0.000%    02/15/19         471,533
  27,900,000    U.S. Treasury Strip .............................................     0.000%    11/15/21       7,978,256
                                                                                                            ------------
                                                                                                              39,374,099
                                                                                                            ------------

TOTAL BONDS (Cost $336,141,060)                                                                              331,418,144
                                                                                                            ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                                FREMONT BOND FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 1.0%
  $  400,000    DaimlerChrysler North America Holding ...........................     6.520%(a) 01/31/01    $    393,408
     100,000    General Electric Capital Corp. ..................................     6.550%(a) 01/18/01          98,581
   1,529,982    Repurchase Agreement, State Street Bank and Trust Co., 5.980%,
                  11/01/00 (Maturity Value $1,530,236) (Cost $1,529,982) Collateral:
                  FNMA, 5.800%, 03/15/02, FHLB 5.700%, 08/02/02 ........................................       1,529,982
     135,000    U.S. Treasury Bill+ .............................................     6.020%    02/01/01         132,923
                                                                                                            ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $2,154,894)                                                                 2,154,894
                                                                                                            ------------

TOTAL INVESTMENTS (Cost $338,295,954), 146.7%                                                                333,573,038
                                                                                                            ------------

OTHER ASSETS AND LIABILITIES, NET, (46.7)%                                                                  (106,122,640)
                                                                                                            ------------

NET ASSETS, 100.0%                                                                                          $227,450,398
                                                                                                            ============

The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 90.9%

CONSUMER DURABLES 9.1%
  $10,000,000   American Honda Finance ..........................................     6.490%    11/08/00    $  9,987,381
  10,000,000    BMW US Capital Corp. ............................................     6.450%    12/26/00       9,901,458
   5,000,000    DaimlerChrysler North America Holding ...........................     6.500%    11/29/00       4,974,722
   5,000,000    Ford Motor Credit Corp. .........................................     6.460%    11/27/00       4,976,672
   5,000,000    Ford Motor Credit Corp. .........................................     6.460%    12/06/00       4,968,597
   5,000,000    General Motors Acceptance Corp. .................................     6.460%    11/27/00       4,976,672
  10,000,000    General Motors Acceptance Corp. .................................     6.490%    11/03/00       9,996,394
  10,000,000    General Motors Acceptance Corp. .................................     6.520%    01/26/01       9,844,245
   5,000,000    Hitachi America Capital Corp. ...................................     6.500%    11/16/00       4,986,458
                                                                                                            ------------
                                                                                                              64,612,599
                                                                                                            ------------
CONSUMER NON-DURABLES 9.9%

  10,000,000    Brown-Forman Corp.** ............................................     6.480%    12/19/00       9,913,600
  10,000,000    Diageo Capital PLC** ............................................     6.490%    01/31/01       9,835,947
  10,000,000    Diageo Capital PLC** ............................................     6.510%    01/10/01       9,873,417
  10,000,000    Gannett Co., Inc.** .............................................     6.480%    11/07/00       9,989,200
  10,000,000    Golden Peanut Co. ...............................................     6.460%    12/28/00       9,897,717
   5,500,000    Golden Peanut Co. ...............................................     6.470%    12/14/00       5,457,496
   5,000,000    Golden Peanut Co. ...............................................     6.480%    12/07/00       4,967,600
  10,000,000    Heinz (H.J.) & Co. ..............................................     6.470%    02/14/01       9,811,292
                                                                                                            ------------
                                                                                                              69,746,269
                                                                                                            ------------
CONSUMER SERVICES 2.8%

  10,000,000    British Telecom .................................................     6.500%    11/20/00       9,965,694
  10,000,000    British Telecom .................................................     6.530%    11/21/00       9,963,722
                                                                                                            ------------
                                                                                                              19,929,416
                                                                                                            ------------
FINANCIAL SERVICES (BANKS) 11.1%

  10,000,000    Banque Caisse D'Epargne De L'Etat ...............................     6.480%    02/12/01       9,814,600
  10,000,000    Banque Caisse D'Epargne De L'Etat ...............................     6.530%    01/04/01       9,883,911
   5,000,000    Banque Caisse D'Epargne De L'Etat ...............................     6.540%    01/16/01       4,930,967
  10,000,000    Deutsche Bank Financial .........................................     6.550%    04/16/01       9,697,972
  10,000,000    FCE Bank PLC ....................................................     6.470%    12/13/00       9,924,517
   5,000,000    FCE Bank PLC ....................................................     6.480%    12/06/00       4,968,500
  10,000,000    Halifax PLC .....................................................     6.420%    04/09/01       9,716,450
  10,000,000    Halifax PLC .....................................................     6.450%    03/02/01       9,783,208
   5,000,000    Halifax PLC .....................................................     6.460%    03/01/01       4,892,333
   5,000,000    Svenska Handelsbanken ...........................................     6.520%    01/16/01       4,931,178
                                                                                                            ------------
                                                                                                              78,543,636
                                                                                                            ------------
FINANCIAL SERVICES (OTHER) 32.8%

  10,000,000    ABB Treasury Center** ...........................................     6.470%    12/11/00       9,928,111
   5,000,000    AIG Credit Corp. ................................................     6.450%    11/15/00       4,987,458
  10,000,000    AIG Funding, Inc. ...............................................     6.490%    02/01/01       9,834,144
   5,000,000    Allianz of America Finance Corp.** ..............................     6.480%    11/09/00       4,992,800
   5,272,000    Allianz of America Finance Corp.** ..............................     6.510%    12/14/00       5,231,006
  10,000,000    Allianz of America Finance Corp.** ..............................     6.550%    01/11/01       9,870,819
  10,000,000    American Express Credit .........................................     6.480%    11/06/00       9,991,000
  10,000,000    American General Finance ........................................     6.470%    12/15/00       9,920,922
  10,000,000    Associates Corp. of North America ...............................     6.520%    01/18/01       9,858,733
   4,300,000    Associates Corp. of North America ...............................     6.620%    11/01/00       4,300,000
  10,000,000    Associates First Capital Corp. ..................................     6.500%    02/06/01       9,824,861
  10,000,000    C.I.T. Group Holdings, Inc. .....................................     6.470%    12/04/00       9,940,692
  10,000,000    C.I.T. Group Holdings, Inc. .....................................     6.500%    02/08/01       9,821,250
  10,000,000    Credit Suisse First Boston ......................................     6.500%    02/02/01       9,832,083
  10,000,000    Credit Suisse First Boston ......................................     6.500%    02/05/01       9,826,667
  10,000,000    Dexia CLF Finance Co.** .........................................     6.450%    12/21/00       9,910,417

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MONEY MARKET FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Issuer                                                                 Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (Cont.)
  $5,000,000    Dexia CLF Finance Co.** .........................................     6.460%    12/20/00    $  4,956,036
  10,000,000    Dexia CLF Finance Co.** .........................................     6.470%    12/20/00       9,911,936
  10,000,000    General Electric Capital Corp. ..................................     6.510%    01/29/01       9,839,058
  10,000,000    General Electric Capital Corp. ..................................     6.530%    01/09/01       9,874,842
   5,000,000    Goldman Sachs Group, LP. ........................................     6.490%    11/13/00       4,989,183
  10,000,000    Merrill Lynch & Co., Inc. .......................................     6.530%    01/17/01       9,860,331
  10,000,000    Prudential Funding Corp. ........................................     6.520%    01/09/01       9,875,033
  10,000,000    Solvay Finance** ................................................     6.530%    02/07/01       9,822,239
  10,000,000    Swiss Re Financial Products** ...................................     6.480%    12/05/00       9,938,800
   5,000,000    Swiss Re Financial Products** ...................................     6.480%    12/08/00       9,933,400
   5,000,000    Swiss Re Financial Products** ...................................     6.480%    12/12/00       4,963,100
                                                                                                            ------------
                                                                                                             232,034,921
                                                                                                            ------------
HEALTH CARE 1.4%

  10,000,000    Queen's Health Systems** ........................................     6.500%    11/17/00       9,971,111
                                                                                                            ------------
                                                                                                               9,971,111
                                                                                                            ------------
RAW MATERIALS 3.5%

  10,000,000    Great Lakes Chemical Corp.** ....................................     6.500%    11/30/00       9,947,639
   5,000,000    Great Lakes Chemical Corp.** ....................................     6.550%    01/19/01       4,928,132
   5,000,000    Henkel Corp.** ..................................................     6.460%    03/14/01       4,880,670
   5,000,000    Henkel Corp.** ..................................................     6.500%    11/01/00       5,000,000
                                                                                                            ------------
                                                                                                              24,756,441
                                                                                                            ------------
RETAIL 4.2%

  10,000,000    Target Corp. ....................................................     6.470%    12/18/00       9,915,531
  10,000,000    Target Corp. ....................................................     6.470%    12/22/00       9,908,342
  10,000,000    Wal-Mart Stores, Inc.** .........................................     6.460%    11/28/00       9,951,550
                                                                                                            ------------
                                                                                                              29,775,423
                                                                                                            ------------
UTILITIES 16.1%

   5,000,000    AT&T Corp. ......................................................     6.470%    11/01/00       5,000,000
  10,000,000    AT&T Corp. ......................................................     6.520%    01/05/01       9,882,278
  10,000,000    Bellsouth Cap Fund Corp.** ......................................     6.460%    02/16/01       9,807,994
   5,000,000    Bellsouth Telecommunications, Inc. ..............................     6.460%    12/18/00       4,957,831
  10,000,000    France Telecom** ................................................     6.500%    11/02/00       9,998,194
   5,000,000    France Telecom** ................................................     6.500%    11/09/00       4,992,778
   5,000,000    France Telecom** ................................................     6.500%    11/13/00       4,989,167
   5,000,000    France Telecom** ................................................     6.500%    11/29/00       4,974,722
  10,000,000    Honeywell, Inc.** ...............................................     6.470%    11/15/00       9,974,839
  10,000,000    Honeywell, Inc.** ...............................................     6.490%    11/22/00       9,962,142
   5,000,000    National Rural Utilities Cooperative Finance Corp. ..............     6.340%    12/07/00       4,968,300
  10,000,000    National Rural Utilities Cooperative Finance Corp. ..............     6.480%    01/22/01       9,852,400
  10,000,000    National Rural Utilities Cooperative Finance Corp. ..............     6.680%    01/12/01       9,866,400
  10,000,000    Rio Tinto America, Inc.** .......................................     6.500%    11/14/00       9,976,528
   5,000,000    Rio Tinto America, Inc.** .......................................     6.500%    11/16/00       4,986,458
                                                                                                            ------------
                                                                                                             114,190,031
                                                                                                            ------------

TOTAL COMMERCIAL PAPER (Cost $643,559,847)                                                                   643,559,847
                                                                                                            ------------

The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                     Interest   Maturity        Value
Face Amount     Security Description                                                   Rate       Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM INVESTMENTS 3.5%
  $10,000,000   FFCB, AN ........................................................     5.970%    12/01/00    $  9,998,820
   5,000,000    FHLB, AN ........................................................     6.315%    01/19/01       4,998,176
   5,000,000    FNMA, AN ........................................................     6.195%    12/27/00       4,999,120
   5,000,000    FHLB, AN ........................................................     5.375%    03/01/01       4,981,252
      79,328    Repurchase Agreement, State Street Bank and Trust Co., 5.980%,
                  11/01/00 (Maturity Value $79,341) (Cost $79,328) Collateral:
                  FNMA, 0.000%, 07/15/05 ...............................................................          79,328
                                                                                                            ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $25,056,696)                                                               25,056,696
                                                                                                            ------------

TOTAL INVESTMENTS (Cost $668,616,543), 94.4%                                                                 668,616,543
                                                                                                            ------------

OTHER ASSETS AND LIABILITIES, NET, 5.6%                                                                       39,375,348
                                                                                                            ------------

NET ASSETS, 100.0%                                                                                          $707,991,891
                                                                                                            ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  55

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                               Interest   Maturity        Value
Face Amount     Issuer                                                                           Rate       Date        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS 96.2%
  $  615,000    Contra Costa California Water District ....................................     5.250%    10/01/16    $    618,100
   1,000,000    Big Bear Area Regional Wastewater Agency, California Revenue ..............     5.000%    04/01/10       1,035,030
     200,000    California Health Facilities Financial Authority Revenue ..................     5.000%    11/15/18         194,098
     235,000    California Health Facilities Financial Authority Revenue, Kaiser
                  Permanente Ser. B .......................................................     5.250%    10/01/13         232,925
     500,000    California State ..........................................................     5.250%    06/01/18         500,165
     500,000    California State Dept. of Water Resources, Central Valley Project
                  Revenue Ser. M ..........................................................     4.800%    12/01/07         508,785
     500,000    California State Dept. of Water Resources, Central Valley Project
                  Revenue Ser. T ..........................................................     5.125%    12/01/12         515,730
   1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
                  Prison D ................................................................     5.100%    06/01/06       1,031,870
   1,000,000    California State Public Works Board, Lease Revenue Refunding,
                  Trustees of The California State University .............................     5.600%    04/01/06       1,060,940
     500,000    California State Public Works Board, Lease Revenue Various university
                  of California Project A .................................................     5.400%    12/01/16         512,785
     430,000    California Statewide Communities Development Authority Certificates of
                  Participation Kaiser Permanente .........................................     5.300%    12/01/15         438,492
   1,000,000    City and County of San Francisco International Airport, Revenue
                  Second Ser. Issue 1 (AMBAC Insured) .....................................     6.100%    05/01/03       1,048,160
   1,000,000    City and County of San Francisco RDA, Tax Allocation 1997 Ser. B ..........     5.700%    08/01/14       1,042,590
   1,000,000    City and County of San Francisco Sewer, Revenue Refunding Ser. 1992
                  (AMBAC Insured) .........................................................     5.800%    10/01/05       1,047,880
   1,000,000    City of Anaheim, Public Finance Authority Revenue Bond, Anaheim
                  Electric Utility Projects ...............................................     5.600%    10/01/16       1,021,840
   1,000,000    City of Fairfield, Water Revenue (AMBAC Insured) ..........................     5.250%    04/01/14       1,014,770
   1,225,000    City of Industry, Urban Development Agency Tax Allocation
                  (MBIA Insured) ..........................................................     5.250%    05/01/12       1,249,022
   1,500,000    City of Los Angeles, Wastewater System Revenue Ser. A (MBIA Insured) ......     5.000%    12/01/11       1,542,390
     500,000    City of Pasadena, GO Refunding Police and Jail Building 1993 ..............     5.000%    06/01/07         509,295
   1,000,000    City of Riverside, Electric Revenue Refunding 1993 ........................     5.000%    10/01/06       1,027,340
   1,000,000    City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured) ........     5.000%    10/01/13       1,004,400
   1,000,000    City of San Jose, Finance Authority (Convention Center Refunding Project)
                  1993 Ser. C (MBIA Insured) ..............................................     5.750%    09/01/03       1,030,770
   1,000,000    City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured) ..............     5.375%    08/01/14       1,022,720
   1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A ......     6.400%    03/01/01       1,008,880
   1,000,000    Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
                  Ser. A (FGIC Insured) ...................................................     5.300%    10/01/05       1,038,770
   1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) ..........     5.250%    10/01/08       1,029,500
   1,500,000    East Bay CA MUD, Water System Subordinated Revenue Ser. 1998 ..............     5.250%    06/01/14       1,540,275
   1,000,000    Fresno CA Sewer Revenue Ser. A-1 ..........................................     5.250%    09/01/19       1,004,810
     500,000    Industry CA ...............................................................     5.500%    07/01/16         512,055
   1,050,000    Kings River Consv Dist Calif Pine Flat Pwr Rev ............................     5.125%    01/01/17       1,040,812
     450,000    Larkspur School District ..................................................     5.125%    08/01/18         444,798
   1,000,000    Los Angeles CA Convention & Exhibition Center Authority Lease Revenue .....     5.200%    08/15/09       1,033,480
     440,000    Los Angeles CA Municipal Improvement Corp. Lease Revenue ..................     5.000%    09/01/12         447,740
   1,000,000    Los Angeles Convention & Exhibition Center Authority Lease Revenue ........     5.375%    08/15/18       1,005,780
     500,000    Los Angeles County CA Public Works Finance Authority Lease Revenue ........     5.500%    10/01/11         528,660
   1,000,000    Los Angeles County Public Works Finance Authority, Lease Revenue
                  Ser. B (MBIA Insured) ...................................................     5.250%    09/01/09       1,053,370
     500,000    Los Angeles County Public Works Finance Authority, Regional
                  Park and Open Space District Ser. A .....................................     5.000%    10/01/04         515,290
   1,000,000    Los Angeles County Public Works Finance Authority, Regional
                  Park and Open Space District Ser. A .....................................     5.000%    10/01/16         988,610
     750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A .....     5.250%    10/01/06         782,430
   1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue ............     5.000%    07/01/15       1,001,980
   1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding ......     5.500%    09/01/07       1,046,210
   1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding ..........     5.625%    04/15/08       1,044,380

The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                               Interest   Maturity        Value
Face Amount     Issuer                                                                           Rate       Date        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (Cont.)
  $1,000,000    Los Angeles Municipal Improvement Corporation Lease Revenue ...............     5.375%    06/01/15    $  1,016,170
   1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F ................     5.650%    07/01/03       1,040,380
   1,000,000    Metropolitan Water District of Southern California, Waterworks GO
                  Refunding 1993 Ser. A ...................................................     5.250%    03/01/05       1,043,590
   1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) ............     5.300%    08/01/04       1,040,020
   1,000,000    Modesto Irrigation District Finance Authority, Domestic Water
                  Project Revenue 1992 Ser. A (AMBAC Insured) .............................     5.650%    09/01/03       1,047,700
     500,000    Northern California Power Agency, Geothermal Project #3 Ser. A ............     5.600%    07/01/06         522,755
     500,000    Northern California Power Agency, Geothermal Project #3,
                  Escrowed to Maturity Ser. A .............................................     5.600%    07/01/06         534,815
   1,000,000    Orange County Transportation Authority, Measure M Sales
                  Tax Revenue First Ser. 1992 .............................................     6.000%    02/15/06       1,080,320
   1,000,000    Orange County Transportation Authority, Measure M Sales Tax
                  Revenue Second Senior Ser. 1994 (FGIC Insured) ..........................     5.000%    02/15/08       1,040,480
     500,000    Peralta California Community College District .............................     5.350%    08/01/17         508,735
   1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ........     5.000%    09/01/07       1,029,980
   1,000,000    Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) .............................................     5.000%    12/01/08       1,033,700
   1,000,000    Sacramento County Sanitation District Finance Authority,
                  Revenue Bond (MBIA Insured) .............................................     5.125%    12/01/13       1,023,290
   2,000,000    Sacramento MUD, Electric Revenue 1997 Ser. L ..............................     5.125%    07/01/15       2,020,780
   1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue
                  1992 Ser. A (FGIC Insured) ..............................................     6.000%    03/01/03       1,043,050
     550,000    San Francisco City & County Redevelopment Financing Authority .............     5.125%    08/01/18         531,300
     500,000    San Jose-Santa Clara County Water Financing Authority, Sewer Revenue ......     5.250%    11/15/12         515,250
   1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue
                  Bond Ser. A .............................................................     5.375%    08/01/04       1,043,660
   1,000,000    Santa Monica-Malibu Unified School District, Public School
                  Facilities Reconstruction Projects ......................................     5.500%    08/01/18       1,055,360
     500,000    Southern California Public Power Authority, Mead-Phoenix Project
                  Revenue 1994 Ser. A (AMBAC Insured) .....................................     4.750%    07/01/08         509,040
   1,000,000    Southern California Public Power Authority, Palo Verde Power
                  Projects Revenue 1993 Ser. A ............................................     5.100%    07/01/06       1,037,510
   1,000,000    University of California, Housing System Revenue 1993 Ser. A
                  (MBIA Insured) ..........................................................     5.500%    11/01/08       1,048,590
     500,000    University of California, Research Facilities Revenue 1995 Ser. C
                  (AMBAC Insured) .........................................................     5.100%    09/01/07         516,710
     250,000    Vacaville California Public Financing Authority Tax Allocation Revenue ....     5.100%    09/01/11         254,968
   1,000,000    West & Central Basin Finance Authority, West Basin Water Revenue
                  Refunding Project (AMBAC Insured) .......................................     5.125%    08/01/06       1,036,560
   1,500,000    Yucaipa School Facilities Finance Authority, 1995 Sweetwater
                  Refunding (MBIA Insured) ................................................     6.000%    09/01/10       1,549,260
                                                                                                                      ------------

TOTAL MUNICIPAL BONDS (Cost $58,193,462)                                                                                60,401,900
                                                                                                                      ------------
SHORT-TERM INVESTMENT 2.4%

   1,500,000    Provident Institutional Fund: Municipal Fund for California
                  Investors, Inc. ................................................................................       1,500,000
                                                                                                                      ------------

TOTAL SHORT-TERM INVESTMENT (Cost $1,500,000)                                                                            1,500,000
                                                                                                                      ------------

TOTAL INVESTMENTS (Cost $59,693,462), 98.6%                                                                             61,901,900
                                                                                                                      ------------

OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                                                    898,195
                                                                                                                      ------------

NET ASSETS, 100.0%                                                                                                    $ 62,800,095
                                                                                                                      ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
         Notes to Schedules of Investments in Securities and Net Assets


The following footnotes and abbreviations relate to the Schedules of Investments in Securities and Net Assets on pages 23 through 57.

*    Non-income producing security

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) As of October 31, 2000, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See Note 2 of "Notes to Financial Statements."

+   On deposit with broker for initial margin on futures contracts (Note 1).

PORTFOLIO ABBREVIATIONS

ADR       American Depository Receipt
AMBAC     American Municipal Bond Assurance Corp.
AN        Agency Note
ARM       Adjustable Rate Mortgage
CMO       Collateralized Mortgage Obligation
CP        Commercial Paper
FFCB      Federal Farm Credit Bank
FGIC      Financial Guaranty Insurance Corp.
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association
FRN       Floating Rate Note
GDR       Global Depository Receipt
GNMA      Government National Mortgage Association
GO        General Obligation
MBIA      Municipal Bond Investor Assurance Corp.
MTN       Medium Term Note
MUD       Municipal Utility District
RDA       Redevelopment Agency
REIT      Real Estate Investment Trust
TBA       To Be Announced

CURRENCY ABBREVIATIONS

AU$       Australian Dollar
(Pound)   British Pound
CN$       Canadian Dollar
DK        Danish Kroner
GD        Greek Drachmas
(Euro)    Euro
DM        German Deutschemark
(Yen)     Japanese Yen
NZ$       New Zealand Dollar
SK        Swedish Krona
$         U.S. Dollar

The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                Notes to Schedules of Investments in Securities
                       and Net Assets -- October 31, 2000

COUNTRY DIVERSIFICATION TABLE

Country  Country        International     Emerging
Code      Name           Global Fund    Growth Fund    Markets Fund    Bond Fund
--------------------------------------------------------------------------------
AU       Australia            1.0%          2.1%            --             --
AT       Austria              0.3%           --             --             --
BE       Belgium               --            --             --             --
BM       Bermuda              0.1%          0.3%            --             --
BR       Brazil               0.8%           --           12.1%           0.5%
CA       Canada               2.8%          3.9%            --             --
CL       Chile                 --            --            1.9%            --
CN       China                 --            --            5.8%            --
HR       Croatia               --            --            2.4%            --
DK       Denmark              0.7%           --             --             --
EG       Egypt                 --            --            1.5%            --
FI       Finland              1.0%          3.1%            --             --
FR       France               2.9%          6.9%            --             --
DE       Germany              5.0%          4.5%            --            0.4%
GR       Greece               0.9%          0.1%            --             --
HK       Hong Kong            0.8%          3.2%           7.7%            --
HU       Hungary               --            --            3.9%            --
IN       India                 --            --            5.8%            --
ID       Indonesia             --            --             --             --
IE       Ireland              0.6%          0.6%            --             --
IL       Israel                --            --            1.2%            --
IT       Italy                1.7%          2.5%            --            1.9%
JP       Japan                5.7%         23.1%            --             --
LU       Luxembourg            --           0.2%            --             --
MY       Malaysia             0.7%           --            1.6%            --
MX       Mexico               1.7%          1.5%          14.6%           0.2%
NL       Netherlands          2.0%          6.2%            --             --
NZ       New Zealand          0.7%           --             --             --
NO       Norway               0.4%          0.6%            --             --
PE       Peru                  --            --             --             --
PH       Philippines          0.1%           --             --             --
PL       Poland               0.1%           --            1.0%            --
PT       Portugal              --           0.4%            --             --
RU       Russian Federation    --           0.2%           1.5%            --
SG       Singapore            0.5%          1.1%           1.7%            --
ZA       South Africa          --            --            2.7%            --
KR       South Korea          0.3%          1.9%          14.0%            --
ES       Spain                0.8%          1.1%            --             --
SE       Sweden               0.5%          2.5%            --             --
CH       Switzerland          1.1%          5.0%            --             --
TW       Taiwan               0.4%          1.6%           4.7%            --
TH       Thailand              --            --            3.1%            --
TR       Turkey               0.1%           --            2.6%            --
UK       United Kingdom       4.7%         13.8%           2.4%           2.0%
US       United States       61.6%         13.6%           7.8%          95.0%
                            --------------------------------------------------
         Total              100.0%        100.0%         100.0%         100.0%
                            ==================================================

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                                   International      Emerging
                                                                      Global           Growth          Markets
                                                                       Fund             Fund             Fund
                                                                   ----------------------------------------------
ASSETS:
   Investments in securities at cost                               $    778,302     $     74,741     $     14,282
   Repurchase agreements at cost                                         17,278            2,168              307
                                                                   ------------     ------------     ------------
      TOTAL INVESTMENTS AT COST                                    $    795,580     $     76,909     $     14,589
                                                                   ============     ============     ============
   Investments in securities at value                              $    784,611     $     78,655     $     11,984
   Repurchase agreements at value                                        17,278            2,168              307
   Cash                                                                   1,192            2,026               53
   Dividends and interest receivable                                      4,628               95               21
   Receivable for securities sold                                         3,984               --              386
   Receivable from sale of fund shares                                    6,757            5,378              365
   Receivable from management                                                --               31               --
   Variation margin receivable                                            1,804               --               --
   Unrealized appreciation on foreign currency contracts                  7,088              105               --
   Other assets                                                               1               --               10
                                                                   ------------     ------------     ------------
      TOTAL ASSETS                                                      827,343           88,458           13,126
                                                                   ------------     ------------     ------------
LIABILITIES:

   Bank overdraft                                                            --               --               --
   Liabilities for options written                                            3               --               --
   Payable for securities purchased                                      23,493              694               95
   Payable for short sales                                                2,167               --               --
   Payable for fund shares redeemed                                         278              921               --
   Unrealized depreciation on foreign currency contracts                  1,233              213               --
   Accrued expenses
      Investment advisory, administrative and distribution fees             479               92               --
      Other                                                                 200               21               30
                                                                   ------------     ------------     ------------
TOTAL LIABILITIES                                                        27,853            1,941              125
                                                                   ------------     ------------     ------------
NET ASSETS                                                         $    799,490     $     86,517     $     13,001
                                                                   ============     ============     ============
Net assets consist of:
   Paid in capital                                                 $    770,398     $     77,854     $     17,712
   Undistributed net investment income (loss)                            (1,342)              59               --
   Unrealized appreciation (depreciation) on investments,
      futures and options                                                 1,084            3,914           (2,298)
   Unrealized appreciation (depreciation) on foreign currency
      contracts and other assets and liabilities                          5,989             (114)              (9)
   Accumulated net realized gain (loss)                                  23,361            4,804           (2,404)
                                                                   ------------     ------------     ------------
NET ASSETS                                                         $    799,490     $     86,517     $     13,001
                                                                   ============     ============     ============
SHARES OF CAPITAL STOCK OUTSTANDING                                      59,116            7,134            1,631
                                                                   ============     ============     ============
NET ASSET VALUE PER SHARE                                          $      13.52     $      12.13     $       7.97
                                                                   ============     ============     ============

The Global Fund received premiums of $4 on written options.
The Global Fund received $2,163 in proceeds from securities sold short.

The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000

    U.S.            U.S.                        Real Estate
  Micro-Cap       Small Cap        Growth        Securities
    Fund            Fund            Fund            Fund
------------------------------------------------------------
$    589,021    $     51,692    $     93,648    $     27,289
     186,076          16,108             277             699
------------    ------------    ------------    ------------
$    775,097    $     67,800    $     93,925    $     27,988
============    ============    ============    ============

$    628,787    $     54,854    $    122,637    $     26,370
     186,076          16,108             277             699
          88              --              13               2
          62               5             101             102
      12,502           1,261              --             467
       5,349           2,286           1,068              68
          --              41              --              --
          --              --              73              --
          --              --              --              --
          --               6              --              37
------------    ------------    ------------    ------------
     832,864          74,561         124,169          27,745
------------    ------------    ------------    ------------


          --               1              --              --
          --              --              --              --
       4,433           2,305              --           1,509
          --              --              --              --
       1,459              66              37             335
          --              --              --              --

         999              81              64              28
          --              41              38              44
------------    ------------    ------------    ------------
       6,891           2,494             139           1,916
------------    ------------    ------------    ------------
$    825,973    $     72,067    $    124,030    $     25,829
============    ============    ============    ============

$    724,563    $     64,659    $     90,011    $     33,065
           8              --               1              --

      39,766           3,162          29,058            (919)

          --              --              --              --
      61,636           4,246           4,960          (6,317)
------------    ------------    ------------    ------------
$    825,973    $     72,067    $    124,030    $     25,829
============    ============    ============    ============
      23,609           3,854           7,956           3,314
============    ============    ============    ============
$      34.99    $      18.70    $      15.59    $       7.79
============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                                                     California
                                                                       Bond         Money Market    Intermediate
                                                                       Fund             Fund       Tax-Free Fund
                                                                   ---------------------------------------------
ASSETS:
   Investments in securities at cost                               $    336,766     $    668,538    $     59,694
   Repurchase agreements at cost                                          1,530               79              --
                                                                   ------------     ------------    ------------
      TOTAL INVESTMENTS AT COST                                    $    338,296     $    668,617    $     59,694
                                                                   ============     ============    ============
   Investments in securities at value                              $    332,043     $    668,538    $     61,902
   Repurchase agreements at value                                         1,530               79              --
   Cash                                                                     803              277             335
   Dividends and interest receivable                                      2,905              654             786
   Receivable for securities sold                                        17,965               --              --
   Receivable from sale of fund shares                                    1,416           51,557              --
   Receivable from management                                                --               --              15
   Other receivables                                                         11                1              --
   Unrealized appreciation on foreign currency contracts                    293               --              --
                                                                   ------------     ------------    ------------
      TOTAL ASSETS                                                      356,966          721,106          63,038
                                                                   ------------     ------------    ------------
LIABILITIES:

   Liabilities for options written                                           51               --              --
   Income dividend payable                                                  103               22             185
   Payable for securities purchased                                      94,778               --              --
   Payable for short sales                                                9,199               --              --
   Payable for reverse repurchase agreement                              23,077               --              --
   Payable for fund shares redeemed                                       2,044           12,833              --
   Payable for variation margin                                             106               --              --
   Accrued expenses:
      Investment advisory, administrative and distribution fees              92              200              25
      Other                                                                  66               59              28
                                                                   ------------     ------------    ------------
      TOTAL LIABILITIES                                                 129,516           13,114             238
                                                                   ------------     ------------    ------------
NET ASSETS                                                         $    227,450     $    707,992    $     62,800
                                                                   ============     ============    ============
Net assets consist of:
   Paid in capital                                                 $    237,128     $    707,992    $     60,965
   Undistributed net investment (loss)                                     (293)              --              --
   Unrealized appreciation (depreciation) on investments,
      futures and options                                                (4,943)              --           2,208
   Unrealized appreciation on foreign currency contracts
      and other assets and liabilities                                      237               --              --
   Accumulated net realized (loss)                                       (4,679)              --            (373)
                                                                   ------------     ------------    ------------
NET ASSETS                                                         $    227,450     $    707,992    $     62,800
                                                                   ============     ============    ============
SHARES OF CAPITAL STOCK OUTSTANDING                                      23,365          707,992           5,780
                                                                   ============     ============    ============
NET ASSET VALUE PER SHARE                                          $       9.73     $       1.00    $      10.87
                                                                   ============     ============    ============

The Bond Fund received premiums of $57 on written options.
The Bond Fund received $9,265 in proceeds from securities sold short.

The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000



                       This page left blank intentionally



                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 2000

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                     International       Emerging
                                                                        Global           Growth           Markets
                                                                         Fund             Fund             Fund
                                                                     ----------------------------------------------
INVESTMENT INCOME:
   Interest                                                          $     23,299     $        308     $         45
   Dividends                                                                3,584              875              156
                                                                     ------------     ------------     ------------
      TOTAL INCOME*                                                        26,883            1,183              201
                                                                     ------------     ------------     ------------
EXPENSES:

   Investment advisory and administrative fees                              5,851              929              190
   Shareholder servicing fees                                                 231               83               53
   Custody fees                                                               326               56               27
   Distribution fees                                                           --              202               41
   Accounting fees                                                            419               29               20
   Audit and legal fees                                                        62               32               33
   Directors' fees                                                             12               12               12
   Registration fees                                                           34               12               12
   Reports to shareholders                                                     43                8               10
   Interest expense                                                             1                9                8
   Other                                                                       58                6                7
                                                                     ------------     ------------     ------------
      TOTAL EXPENSES BEFORE REDUCTIONS                                      7,037            1,378              413

   Earned custody credits                                                     (13)              (1)              (8)
   Expenses waived and/or reimbursed by Advisor                                --             (165)            (156)
                                                                     ------------     ------------     ------------
      TOTAL NET EXPENSES                                                    7,024            1,212              249
                                                                     ------------     ------------     ------------
         NET INVESTMENT INCOME (LOSS)                                      19,859              (29)             (48)
                                                                     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:

   Net realized gain (loss) from:
      Investments                                                          64,079            6,477            3,784
      Futures                                                               3,076               --               --
      Options                                                                  23               --               --
      Foreign currency transactions                                         8,901             (607)              (7)
   Net unrealized appreciation (depreciation) on:
      Investments, futures and options                                    (44,066)          (8,489)          (3,742)
      Translation of assets and liabilities in foreign currencies           8,278               40               (8)
                                                                     ------------     ------------     ------------
      Net realized and unrealized gain (loss) from investments
         and foreign currency                                              40,291           (2,579)              27
                                                                     ------------     ------------     ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS                                          $     60,150     $     (2,608)    $        (21)
                                                                     ============     ============     ============

* Net of foreign taxes withheld of $235 for the Global Fund, $122 for the International Growth Fund and $1 for the Real Estate Securities Fund.

The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 2000

    U.S.             U.S.                          Real Estate
  Micro-Cap        Small Cap         Growth         Securities
    Fund             Fund             Fund             Fund
---------------------------------------------------------------


$     14,057     $        672     $        318     $         62
         229               33            1,600            2,121
------------     ------------     ------------     ------------
      14,286              705            1,918            2,183
------------     ------------     ------------     ------------

      13,786              773              866              312
          --              171              148              119
          --               28               21               10
          --              168               --               78
          --               20               28               15
          --               32               22               60
          --               12               11               12
          --               15               13               11
          --               13               27               30
          --               --                1                1
          --                8               16                7
------------     ------------     ------------     ------------
      13,786            1,240            1,153              655
          --               (4)              (1)              (1)
          --             (228)              --             (186)
------------     ------------     ------------     ------------
      13,786            1,008            1,152              468
------------     ------------     ------------     ------------
         500             (303)             766            1,715
------------     ------------     ------------     ------------


     189,664            9,333            7,477              375
          --               --             (171)              --
          --               --               --               --
          --               --               --               --

     (27,312)          (3,839)           1,341            1,220
          --               --               --               --
------------     ------------     ------------     ------------
     162,352            5,494            8,647            1,595
------------     ------------     ------------     ------------
$    162,852     $      5,191     $      9,413     $      3,310
============     ============     ============     ============

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                          Year Ended October 31, 2000

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                                      California
                                                                         Bond         Money Market   Intermediate
                                                                         Fund             Fund       Tax-Free Fund
                                                                     ---------------------------------------------
INVESTMENT INCOME:
   Interest                                                          $     14,633     $     43,990    $      3,185
   Dividends                                                                   81               --              --
                                                                     ------------     ------------    ------------
      TOTAL INCOME                                                         14,714           43,990           3,185
                                                                     ------------     ------------    ------------
EXPENSES:

   Investment advisory and administrative fees                                979            2,523             314
   Shareholder servicing fees                                                  63              151              25
   Custody fees                                                                70               57              13
   Accounting fees                                                             32              101              25
   Audit and legal fees                                                        22               22              33
   Directors' fees                                                             11               11              12
   Registration fees                                                           17               40               2
   Reports to shareholders                                                     16               18               5
   Interest expense                                                         2,159               --               7
   Other                                                                       14               44               5
                                                                     ------------     ------------    ------------
      TOTAL EXPENSES BEFORE REDUCTIONS                                      3,383            2,967             441
   Earned custody credits                                                     (33)              --             (10)
   Expenses waived and/or reimbursed by Advisor                               (89)              --            (126)
                                                                     ------------     ------------    ------------
      TOTAL NET EXPENSES                                                    3,261            2,967             305
                                                                     ------------     ------------    ------------
         NET INVESTMENT INCOME                                             11,453           41,023           2,880
                                                                     ------------     ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                           1,613               --            (373)
      Futures                                                                (204)              --              --
      Options                                                                 449               --              --
      Foreign currency transactions                                         1,985               --              --
   Net unrealized appreciation (depreciation) on:
      Investments, futures and options                                     (1,228)              --           1,437
      Translation of assets and liabilities in foreign currencies              33               --              --
                                                                     ------------     ------------    ------------
      Net realized and unrealized gain (loss) from investments
         and foreign currency                                               2,648               --           1,064
                                                                     ------------     ------------    ------------
         NET INCREASE IN NET ASSETS RESULTING
            FROM OPERATIONS                                          $     14,101     $     41,023    $      3,944
                                                                     ============     ============    ============

The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000



                       This page left blank intentionally



                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 2000 and 1999
(All numbers in thousands)

                                                                                                            International
                                                                                Global                          Growth
                                                                                 Fund                            Fund
                                                                     ----------------------------    ----------------------------
                                                                         2000            1999            2000            1999
                                                                     ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income (loss)                                   $     19,859    $     18,611    $        (29)   $         18
      Net realized gain (loss) from investments
         and transactions in written options and futures                   67,178          65,730           6,477           2,435
      Net realized gain (loss) from foreign currency transactions           8,901          (4,263)           (607)           (346)
      Net unrealized appreciation (depreciation) on investments           (44,066)         15,623          (8,489)         13,260
      Net unrealized appreciation (depreciation) on translation of
         assets and liabilities in foreign currencies                       8,278           8,831              40             149
                                                                     ------------    ------------    ------------    ------------
         Net increase (decrease) in net assets from operations             60,150         104,532          (2,608)         15,516
                                                                     ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                               (28,024)        (22,322)           (103)            (38)
      Net realized gains                                                  (98,478)        (50,845)         (2,841)         (4,043)
                                                                     ------------    ------------    ------------    ------------
         Total distributions to shareholders                             (126,502)        (73,167)         (2,944)         (4,081)
                                                                     ------------    ------------    ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                           540,486         232,092         452,255         146,675
      Value of shares issued on merger                                         --           4,265           7,431              --
      Reinvested dividends                                                123,370          71,554           1,284           1,072
      Payments for shares redeemed                                       (484,822)       (283,633)       (428,875)       (140,831)
                                                                     ------------    ------------    ------------    ------------
         Net increase in net assets
            from capital share transactions                               179,034          24,278          32,095           6,916
                                                                     ------------    ------------    ------------    ------------
      Net increase in net assets                                          112,682          55,643          26,543          18,351

Net assets at beginning of period                                         686,808         631,165          59,974          41,623
                                                                     ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD                                          $    799,490    $    686,808    $     86,517    $     59,974
                                                                     ============    ============    ============    ============
Undistributed net investment income (loss)                           $     (1,342)   $      2,575    $         59    $         91
                                                                     ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                    35,930          16,028          31,779          12,515
   Issued on merger                                                            --             301             528              --
   Reinvested dividends                                                     8,713           5,142              99             106
   Redeemed                                                               (32,092)        (19,575)        (29,881)        (12,039)
                                                                     ------------    ------------    ------------    ------------
      Net increase (decrease) from capital share transactions              12,551           1,896           2,525             582
                                                                     ============    ============    ============    ============

The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

          Emerging                          U.S.                            U.S.
           Markets                        Micro-Cap                       Small Cap
            Fund                            Fund                            Fund
----------------------------    ----------------------------    ----------------------------
    2000            1999            2000            1999            2000            1999
------------    ------------    ------------    ------------    ------------    ------------

$        (48)   $        (65)   $        500    $     (1,933)   $       (303)   $       (115)

       3,784          (1,163)        189,664          62,303           9,333           2,059
          (7)             (7)             --              --              --              --
      (3,742)          4,021         (27,312)         79,635          (3,839)          6,869

          (8)             (4)             --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------
         (21)          2,782         162,852         140,005           5,191           8,813
------------    ------------    ------------    ------------    ------------    ------------

        (464)             --            (492)             --              (1)             --
          --              --        (128,587)        (53,551)         (4,782)         (1,080)
------------    ------------    ------------    ------------    ------------    ------------
        (464)             --        (129,079)        (53,551)         (4,783)         (1,080)
------------    ------------    ------------    ------------    ------------    ------------

      44,334          12,523       1,577,644         448,130         112,169          21,646
          --              --              --              --              --              --
         418              --         119,451          43,583           4,497           1,023
     (42,854)        (12,459)     (1,205,398)       (397,680)        (74,586)         (8,190)
------------    ------------    ------------    ------------    ------------    ------------

       1,898              64         491,697          94,033          42,080          14,479
------------    ------------    ------------    ------------    ------------    ------------
       1,413           2,846         525,470         180,487          42,488          22,212

      11,588           8,742         300,503         120,016          29,579           7,367
------------    ------------    ------------    ------------    ------------    ------------
$     13,001    $     11,588    $    825,973    $    300,503    $     72,067    $     29,579
============    ============    ============    ============    ============    ============
$         --    $         --    $          8    $         --    $         --    $         --
============    ============    ============    ============    ============    ============

       4,491           1,731          36,444          17,299           5,017           1,611
          --              --              --              --              --              --
          44              --           3,410           1,614             244              69
      (4,349)         (1,769)        (26,839)        (15,663)         (3,287)           (630)
------------    ------------    ------------    ------------    ------------    ------------
         186             (38)         13,015           3,250           1,974           1,050
============    ============    ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended October 31, 2000 and 1999
(All numbers in thousands)

                                                                                                             Real Estate
                                                                               Growth                        Securities
                                                                                Fund                            Fund
                                                                    ----------------------------    ----------------------------
                                                                        2000            1999            2000            1999
                                                                    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                         $        766    $      1,222    $      1,715    $      1,413
      Net realized gain (loss) from investments
         and transactions in written options and futures                   7,306          16,478             375          (2,698)
      Net realized gain (loss) from foreign currency transactions             --              --              --              --
      Net unrealized appreciation (depreciation) on investments            1,341          15,054           1,220           1,057
      Net unrealized appreciation on translation of
         assets and liabilities in foreign currencies                         --              --              --              --
                                                                    ------------    ------------    ------------    ------------
            Net increase (decrease) in net assets from operations          9,413          32,754           3,310            (228)
                                                                    ------------    ------------    ------------    ------------
   Distributions to shareholders from:
      Net investment income                                                 (864)         (1,431)         (1,715)         (1,587)
      Net realized gains                                                  (9,408)        (28,835)             --              --
      Paid in capital                                                         --              --            (269)           (349)
                                                                    ------------    ------------    ------------    ------------
         Total distributions to shareholders                             (10,272)        (30,266)         (1,984)         (1,936)
                                                                    ------------    ------------    ------------    ------------
   From capital share transactions:
      Proceeds from shares sold                                           74,722         196,253          14,131          14,832
      Reinvested dividends                                                 8,512          17,970           1,753           1,723
      Payments for shares redeemed                                      (101,104)       (233,327)        (22,880)        (16,374)
                                                                    ------------    ------------    ------------    ------------
         Net increase (decrease) in net assets
            from capital share transactions                              (17,870)        (19,104)         (6,996)            181
                                                                    ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets                              (18,729)        (16,616)         (5,670)         (1,983)

Net assets at beginning of period                                        142,759         159,375          31,499          33,482
                                                                    ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD                                         $    124,030    $    142,759    $     25,829    $     31,499
                                                                    ============    ============    ============    ============
Undistributed net investment income (loss)                          $          1    $         99    $         --    $         --
                                                                    ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                    4,772          12,281           1,827           1,854
   Reinvested dividends                                                      560           1,237             227             217
   Redeemed                                                               (6,470)        (14,665)         (2,936)         (2,069)
                                                                    ------------    ------------    ------------    ------------
      Net increase (decrease) from capital share transactions             (1,138)         (1,147)           (882)              2
                                                                    ============    ============    ============    ============

The accompanying notes are an integral part of these financial statements.

70 FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

                                                                        California
            Bond                        Money Market                   Intermediate
            Fund                            Fund                       Tax-Free Fund
----------------------------    ----------------------------    ----------------------------
    2000            1999            2000            1999            2000            1999
------------    ------------    ------------    ------------    ------------    ------------

$     11,453    $     12,371    $     41,023    $     35,543    $      2,880    $      3,069

       1,861          (5,405)             --              --            (373)              7
       1,985            (226)             --              --              --              --
      (1,231)         (7,778)             --              --           1,437          (3,492)

          33             365              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------
      14,101            (673)         41,023          35,543           3,944            (416)
------------    ------------    ------------    ------------    ------------    ------------

     (13,442)        (12,356)        (41,023)        (35,543)         (2,880)         (3,069)
          --          (3,911)             --              --              (7)            (19)
          --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------
     (13,442)        (16,267)        (41,023)        (35,543)         (2,887)         (3,088)
------------    ------------    ------------    ------------    ------------    ------------

     226,881         142,138       1,320,124       1,395,544          10,098           6,886
      12,263          15,792          40,385          35,272             574             571
    (196,788)       (184,556)     (1,413,467)     (1,387,157)        (12,848)         (4,045)
------------    ------------    ------------    ------------    ------------    ------------

      42,356         (26,626)        (52,958)         43,659          (2,176)          3,412
------------    ------------    ------------    ------------    ------------    ------------

      43,015         (43,566)        (52,958)         43,659          (1,119)            (92)
     184,435         228,001         760,950         717,291          63,919          64,011
------------    ------------    ------------    ------------    ------------    ------------
$    227,450    $    184,435    $    707,992    $    760,950    $     62,800    $     63,919
============    ============    ============    ============    ============    ============
$       (293)   $         30    $         --    $         --    $         --    $         --
============    ============    ============    ============    ============    ============

      21,924          14,118       1,320,124       1,395,179             935             617
       2,717           1,578          40,385          35,637              53              52
     (20,371)        (18,442)     (1,413,467)     (1,387,157)         (1,199)           (369)
------------    ------------    ------------    ------------    ------------    ------------
       4,270          (2,746)        (52,958)         43,659            (211)            300
============    ============    ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                                October 31, 2000

STATEMENT OF CASH FLOWS
For the year ended October 31, 2000
(All numbers in thousands)

                                                                       Bond
                                                                       Fund
                                                                   ------------
INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES
   Net investment income                                           $     11,453
   Purchases of long-term securities                                 (1,864,733)
   Proceeds from sales of long-term securities                        1,827,376
   Net sales of short-term securities, futures and options                  124
   Change in other receivables and payables (net)                           362
                                                                   ------------
      Net decrease from operating activities                            (25,418)
                                                                   ------------
FINANCING ACTIVITIES
   Sales of fund shares                                                 226,881
   Redemptions of fund shares                                          (196,788)
   Cash distributions paid                                               (1,179)
   Borrowings                                                           354,565
   Repayments of borrowings                                            (357,274)
                                                                   ------------
      Net increase from financing activities                             26,205
                                                                   ------------
NET INCREASE IN CASH                                                        787

CASH
   Beginning of year                                                         16
                                                                   ------------
   END OF YEAR                                                     $        803
                                                                   ============
Interest paid on borrowings                                        $      2,156
                                                                   ============

The accompanying notes are an integral part of these financial statements.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT GLOBAL FUND                                                        Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    14.75     $    14.13     $    14.16     $    15.11     $    14.24
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .39            .41            .34            .45            .39
      Net realized and unrealized gain                    .89           1.89            .17           1.31           1.49
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                     1.28           2.30            .51           1.76           1.88
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.54)          (.50)          (.25)          (.52)          (.44)
      From net realized gains                           (1.97)         (1.18)          (.29)         (2.19)          (.57)
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                            (2.51)         (1.68)          (.54)         (2.71)         (1.01)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    13.52     $    14.75     $    14.13     $    14.16     $    15.11
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN                                             8.86%         17.37%          3.62%         13.01%         13.72%

RATIOS AND SUPPLEMENTAL DATA

   Net assets, end of period (000s omitted)        $  799,490     $  686,808     $  631,165     $  665,747     $  572,150
   Ratio of expenses to average net assets 2              .90%           .86%           .85%           .85%           .87%
   Ratio of net investment income
      to average net assets                              2.54%          2.85%          2.80%          2.66%          2.66%
   Portfolio turnover rate                                112%           113%            75%            48%            71%

FREMONT INTERNATIONAL GROWTH FUND                                          Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    13.01     $    10.34     $    10.37     $    10.40     $     9.72
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                        --8            --8            .05            .02           (.02)
      Net realized and unrealized gain (loss)            (.28)          3.69            .03           (.02)           .71
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                     (.28)          3.69            .08             --            .69
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.02)          (.01)            --             --           (.01)
      From net realized gains                            (.58)         (1.01)          (.11)           .03             --
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                             (.60)         (1.02)          (.11)           .03           (.01)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    12.13     $    13.01     $    10.34     $    10.37     $    10.40
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                           (2.54)%1        38.70%1          .80%1         -.01%          7.07%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   86,517     $   59,974     $   41,623     $   38,643     $   35,273
   Ratio of net expenses to average net assets 2         1.50%          1.50%          1.50%          1.50%          1.50%
   Ratio of gross expenses to average net assets         1.70%          1.74%          1.65%          1.50%          1.50%
   Ratio of net investment income (loss)
      to average net assets                              -.04%           .04%           .53%           .34%          -.20%
   Portfolio turnover rate                                 43%            76%           106%            95%            74%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT EMERGING MARKETS FUND                                       Year Ended October 31                     Period from
----------------------------------------------------------------------------------------------------------     6/24/96 to
                                                      2000           1999           1998           1997         10/31/96
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     8.02     $     5.89     $     9.58     $     9.62     $    10.00
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                       (.04)          (.04)           .09            .17            .10
      Net realized and unrealized gain (loss)             .33           2.17          (3.64)          1.03           (.41)
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                      .29           2.13          (3.55)          1.20           (.31)
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.34)            --             --           (.06)          (.07)
      From net realized gains                              --             --           (.14)         (1.18)            --
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                             (.34)            --           (.14)         (1.24)          (.07)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $     7.97     $     8.02     $     5.89     $     9.58     $     9.62
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN 1                                           2.85%         36.16%        -37.59%         12.55%         -3.12%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   13,001     $   11,588     $    8,742     $   12,175     $    3,772
   Ratio of net expenses to average net assets 2         1.50%          1.50%          1.50%           .26%            --%*
   Ratio of gross expenses to average net assets 2       2.49%          2.77%          2.34%          2.63%          4.95%*
   Ratio of net investment income (loss)
      to average net assets                              -.29%          -.70%           .99%          2.04%          3.32%*
   Portfolio turnover rate                                147%           148%           135%           208%             7%

FREMONT U.S. MICRO-CAP FUND                                                Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    28.36     $    16.34     $    22.69     $    19.63     $    14.34
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                        .02           (.18)          (.25)          (.10)          (.04)
      Net realized and unrealized gain (loss)           13.03          17.94          (4.86)          5.60           5.83
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                    13.05          17.76          (5.11)          5.50           5.79
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.02)            --             --             --             --
      From net realized gains                           (6.40)         (5.74)         (1.24)         (2.44)          (.50)
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                            (6.42)         (5.74)         (1.24)         (2.44)          (.50)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    34.99     $    28.36     $    16.34     $    22.69     $    19.63
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN                                            46.07%        110.46%        (23.45)%      28.80%1        41.46%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  825,973     $  300,503     $  120,016     $  171,507     $  102,481
   Ratio of net expenses to average net assets 3         1.57%          1.82%          1.94%          1.88%          1.96%
   Ratio of gross expenses to average net assets 3       1.57%          1.82%          1.94%          1.90%          2.22%
   Ratio of net investment income (loss) to
      average net assets                                  .06%          -.97%         -1.22%          -.67%          -.51%
   Portfolio turnover rate                                117%           164%           170%           125%            81%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT U.S. SMALL CAP FUND                                  Year Ended October 31             Period from
-------------------------------------------------------------------------------------------     9/24/97 to
                                                      2000           1999           1998         10/31/97
                                                   ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD            $    15.74     $     8.87     $     9.57     $    10.00
                                                   ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                       (.08)          (.02)          (.04)           .02
      Net realized and unrealized gain (loss)            4.42           7.49           (.66)          (.42)
                                                   ----------     ----------     ----------     ----------
         Total investment operations                     4.34           7.47           (.70)          (.40)
                                                   ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS
   From net investment income                              --             --            --4           (.02)
   From net realized gains                              (1.38)          (.60)           --4           (.01)
                                                   ----------     ----------     ----------     ----------
      Total distributions                               (1.38)          (.60)           --4           (.03)
                                                   ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    18.70     $    15.74     $     8.87     $     9.57
                                                   ==========     ==========     ==========     ==========
TOTAL RETURN 1                                          27.75%         84.60%         -7.29%         -4.06%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   72,067     $   29,579     $    7,367     $    5,350
   Ratio of net expenses to average net assets 2         1.50%          1.50%          1.50%          1.50%*
   Ratio of gross expenses to average net assets 2       1.83%          2.15%          2.85%          3.32%*
   Ratio of net investment income (loss)
      to average net assets                              -.45%          -.75%          -.52%          1.81%*
   Portfolio turnover rate                                148%           161%           273%             8%

FREMONT GROWTH FUND                                                        Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD            $    15.70     $    15.56     $    14.96     $    15.02     $    13.06
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .10            .14            .20            .20            .10
      Net realized and unrealized gain                    .98           3.20            .87           3.43           2.65
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                     1.08           3.34           1.07           3.63           2.75
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.11)          (.16)          (.17)          (.22)          (.08)
      From net realized gains                           (1.08)         (3.04)          (.30)         (3.47)          (.71)
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                            (1.19)         (3.20)          (.47)         (3.69)          (.79)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    15.59     $    15.70     $    15.56     $    14.96     $    15.02
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN                                             7.18%         24.24%          7.30%         29.26%         22.06%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  124,030     $  142,759     $  159,375     $  147,641     $   78,624
   Ratio of net expenses to average net assets            .87%           .82%           .82%           .85%           .92%
   Ratio of net investment income to
      average net assets                                  .58%           .82%          1.25%          1.44%           .75%
   Portfolio turnover rate                                 68%            80%           111%            48%           129%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT REAL ESTATE SECURITIES FUND                  Year Ended October 31      Period from
----------------------------------------------------------------------------    12/31/97 to
                                                      2000           1999         10/31/98
                                                   ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     7.51     $     7.98     $    10.00
                                                   ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .43            .35            .19
      Net realized and unrealized gain (loss)             .35           (.34)         (2.07)
                                                   ----------     ----------     ----------
         Total investment operations                      .78            .01          (1.88)
                                                   ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.43)          (.39)          (.14)
      From net realized gains                              --             --             --
      Return of capital distribution                     (.07)          (.09)            --
                                                   ----------     ----------     ----------
         Total distributions                             (.50)          (.48)          (.14)
                                                   ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $     7.79     $     7.51     $     7.98
                                                   ==========     ==========     ==========
TOTAL RETURN 1                                          10.59%         -.07%        -18.78%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   25,829     $   31,499     $   33,482
   Ratio of net expenses to average net assets 2,6       1.50%          1.50%          1.09%*
   Ratio of gross expenses to average net assets 2,6     2.10%          1.88%          1.80%*
   Ratio of net investment income to
      average net assets                                 5.51%          4.32%          4.10%*
   Portfolio turnover rate                                 91%           198%           196%

FREMONT BOND FUND                                                          Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     9.66     $    10.44     $    10.23     $     9.99     $    10.13
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .61            .60            .60            .67            .67
      Net realized and unrealized gain (loss)             .15           (.60)           .41            .25            .11
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                      .76             --           1.01            .92            .78
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.69)          (.60)          (.62)          (.66)          (.70)
      From net realized gains                              --           (.18)          (.18)          (.02)          (.22)
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                             (.69)          (.78)          (.80)          (.68)          (.92)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $     9.73     $     9.66     $    10.44     $    10.23     $     9.99
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN 1                                           8.33%           .01%         10.31%          9.54%          8.18%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  227,450     $  184,435     $  228,001     $   90,302     $   70,577
   Ratio of net expenses to average net assets 2,7       1.83%           .60%           .60%           .61%           .68%
   Ratio of gross expenses to average net assets 2,7     1.90%           .67%           .72%           .76%           .83%
   Ratio of net investment income to average
      net assets                                         6.44%          6.01%          5.92%          6.40%          6.82%
   Portfolio turnover rate                                176%           298%           256%           191%           154%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

FREMONT MONEY MARKET FUND                                                  Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .06            .05            .05            .05            .05
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                      .06            .05            .05            .05            .05
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.06)          (.05)          (.05)          (.05)          (.05)
      From net realized gains                              --             --             --             --             --
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                             (.06)          (.05)          (.05)          (.05)          (.05)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN 1                                           5.99%          4.89%          5.45%          5.39%          5.34%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  707,992     $  760,950     $  717,291     $  433,152     $  329,652
   Ratio of net expenses to average net assets 5          .42%           .37%           .29%           .30%           .31%
   Ratio of gross expenses to average net assets 5        .42%           .42%           .44%           .45%           .46%
   Ratio of net investment income to
      average net assets                                 5.80%          4.83%          5.33%          5.26%          5.22%

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND                              Year Ended October 31
-------------------------------------------------------------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
                                                   ----------     ----------     ----------     ----------     ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
   NET ASSET VALUE, BEGINNING OF PERIOD            $    10.67     $    11.25     $    10.99     $    10.80     $    10.86
                                                   ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                               .50            .51            .51            .51            .52
      Net realized and unrealized gain (loss)             .21           (.58)           .26            .20           (.03)
                                                   ----------     ----------     ----------     ----------     ----------
         Total investment operations                      .71           (.07)           .77            .71            .49
                                                   ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS
      From net investment income                         (.51)          (.51)          (.51)          (.51)          (.52)
      From net realized gains                             --4             --             --           (.01)          (.03)
                                                   ----------     ----------     ----------     ----------     ----------
         Total distributions                             (.51)          (.51)          (.51)          (.52)          (.55)
                                                   ----------     ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD                  $    10.87     $    10.67     $    11.25     $    10.99     $    10.80
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN 1                                           6.78%         -.68%           7.16%          6.75%          4.63%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   62,800     $   63,919     $   64,011     $   64,309     $   51,156
   Ratio of net expenses to average net assets 2          .49%           .45%           .47%           .49%           .51%
   Ratio of gross expenses to average net assets 2        .70%           .64%           .67%           .69%           .73%
   Ratio of net investment income to
      average net assets                                 4.70%          4.59%          4.55%          4.72%          4.86%
   Portfolio turnover rate                                 13%             6%             9%             6%             6%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Highlights -- October 31, 2000

The following notes relate to the Financial Highlights of the Funds presented on pages 73 through 77:

     1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.

     2    See Note 2 of "Notes to Financial Statements."

     3 Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.

     4    Distributions are less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

     7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.
     8    Less than $0.01.

     *    Annualized.

The accompanying notes are an integral part of these financial statements.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, ten of which are covered by this report:

          o    the GLOBAL FUND
          o    the INTERNATIONAL GROWTH FUND
          o    the EMERGING MARKETS FUND
          o    the U.S. MICRO-CAP FUND
          o    the U.S. SMALL CAP FUND
          o    the GROWTH FUND
          o    the REAL ESTATE SECURITIES FUND
          o    the BOND FUND
          o    the MONEY MARKET FUND
          o    the CALIFORNIA INTERMEDIATE TAX-FREE FUND
               (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

          Each of the Funds has its own investment objective and maintains a totally separate investment portfolio. The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles for investment companies.

     A.   SECURITY VALUATION

          Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined in good faith by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price where no closing value is available.

          Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund and the Emerging Markets Fund may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of each Fund separately and allocates general expenses of the Investment Company to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

          Dividends received by the Real Estate Securities Fund from its securities may be a return of capital. Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. Return of capital dividends are included in this.

          Distributions to shareholders made by the California Intermediate Tax-Free Fund during the fiscal year ended October 31, 2000, excluding capital gains distributions, were of tax-exempt income.

     D.   INCOME TAXES

          The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective prospectus. The portfolio of the California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to pay-downs and certain futures and options transactions.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

          For Federal income tax purposes, certain Funds have capital loss carryovers at October 31, 2000. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 2000:

                                     Emerging     Real Estate                California
                                      Markets     Securities       Bond     Intermediate
          Capital loss carryovers      Fund          Fund          Fund     Tax-Free Fund
          -------------------------------------------------------------------------------
          Expiring in: 2006        $ 1,235,307   $ 2,631,326   $        --   $        --
                       2007          1,168,895     3,381,180     4,597,359            --
                       2008                 --        76,549            --       372,950
                                   $ 2,404,202   $ 6,089,055   $ 4,597,359   $   372,950

          Capital loss carryovers of $3,783,580 and $1,868,509 for the Emerging Markets Fund and Bond Fund, respectively, at October 31, 1999, were utilized in the current year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION

          The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

          For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

          Certain transactions which result in realized currency gains (losses) are reported on the Statements of Operations as Net Realized Gain
          (Loss) from Foreign Currency  Transactions.  These are:  currency gain
          (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

          Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain
          (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

     G.   FORWARD FOREIGN CURRENCY CONTRACTS

          A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


          The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

          In addition, the Global Fund, the International Growth Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

          The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values.

          At October 31, 2000, the underlying values for open foreign currency contracts were as follows:

                                                                                                     Net Unrealized
                     To Receive   Foreign             Settlement        Initial                       Appreciation/
                    (To Deliver)  Currency               Date            Value        Current Value  (Depreciation)
                   -------------------------------------------------------------------------------------------------
Global Fund         (3,900,000)   Australian Dollar    11/06/00      $ (2,264,808)    $ (2,033,023)   $    231,785
                    (1,425,400)   Australian Dollar    12/21/00          (783,443)        (741,755)         41,688
                        47,000    Australian Dollar    01/18/01            24,834           24,464            (370)
                       (50,000)   Australian Dollar    01/25/01           (26,199)         (26,027)            172
                      (394,189)   Australian Dollar    02/12/01          (230,111)        (205,213)         24,898
                       394,189    Australian Dollar    02/12/01           204,998          205,213             215
                    (8,200,000)   British Pound        11/06/00       (12,316,280)     (11,891,624)        424,656
                     6,161,900    British Pound        12/21/00         9,018,310        8,930,811         (87,499)
                      (348,800)   British Pound        12/21/00          (506,810)        (505,537)          1,273
                       (30,000)   British Pound        11/29/00           (43,495)         (43,460)             36
                       (17,376)   British Pound        11/02/00           (24,927)         (25,206)           (279)
                       (28,340)   British Pound        11/03/00           (41,122)         (41,109)             13
                      (152,594)   British Pound        02/12/01          (227,906)        (221,351)          6,555
                       (39,014)   British Pound        06/26/01           (56,391)         (56,692)           (301)
                   (12,400,000)   Canadian Dollar      11/06/00        (8,344,549)      (8,149,349)        195,200
                     4,289,000    Canadian Dollar      12/21/00         2,871,460        2,821,254         (50,207)
                    (2,411,500)   Canadian Dollar      12/21/00        (1,579,965)      (1,586,256)         (6,292)
                      (149,000)   Canadian Dollar      12/19/00           (97,665)         (98,005)           (340)
                       (32,346)   Canadian Dollar      11/02/00           (21,183)         (21,257)            (73)
                      (125,787)   Canadian Dollar      12/07/00           (83,799)         (82,708)          1,091
                      (271,201)   Canadian Dollar      02/09/01          (181,488)        (178,608)          2,880
                      (367,000)   Danish Krone         11/07/00           (43,458)         (41,871)          1,587
                       642,000    Danish Krone         11/07/00            72,483           73,245             763
                    (2,050,000)   Danish Krone         12/14/00          (232,590)        (234,306)         (1,716)
                     1,580,000    Danish Krone         12/14/00           177,203          180,587           3,384
                   (61,400,000)   Euro                 11/06/00       (56,828,460)     (52,138,547)      4,689,913
                    13,000,000    Euro                 11/06/00        11,426,100       11,039,106        (386,994)
                      (719,646)   Euro                 11/03/00          (610,180)        (610,943)           (764)
                    15,849,900    Euro                 12/21/00        13,967,242       13,484,778        (482,464)
                      (947,000)   Euro                 11/03/00          (830,101)        (804,056)         26,045
                        81,000    Euro                 11/03/00            67,607           68,774           1,167
                       124,000    Euro                 11/13/00           109,406          105,327          (4,080)
                    (4,211,000)   Euro                 11/20/00        (3,690,702)      (3,577,904)        112,798
                      (652,000)   Euro                 01/16/01          (547,289)        (555,308)         (8,019)
                      (129,694)   Euro                 11/01/00          (109,055)        (110,104)         (1,049)
                       (36,914)   Euro                 11/02/00           (31,017)         (31,338)           (322)
                       260,382    Euro                 11/27/00           234,630          221,300         (13,331)
                       222,971    Euro                 11/29/00           198,348          189,520          (8,828)
                        96,337    Euro                 12/07/00            83,799           81,912          (1,887)

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000

                                                                                                     Net Unrealized
                     To Receive   Foreign             Settlement        Initial                       Appreciation/
                    (To Deliver)  Currency               Date            Value        Current Value  (Depreciation)
                   -------------------------------------------------------------------------------------------------
Global Fund          1,023,586    Euro                 01/19/01   $       872,044     $   871,894     $       (150)
(cont.)                201,084    Euro                 02/09/01           181,488         171,423          (10,065)
                       507,470    Euro                 02/12/01           458,017         432,666          (25,352)
                      (244,756)   Euro                 02/12/01          (204,998)       (208,677)          (3,679)
                       533,919    Euro                 02/20/01           528,686         455,351          (73,336)
                        64,088    Euro                 06/26/01            56,391          54,909           (1,482)
                     2,904,000    Hong Kong Dollar     11/03/00           372,389         372,365              (24)
                (2,830,000,000)   Japanese Yen         11/06/00       (26,381,304)    (25,967,305)         413,999
                  (749,096,500)   Japanese Yen         12/21/00        (7,063,017)     (6,938,796)         124,221
                   108,221,000    Japanese Yen         12/21/00         1,015,659       1,002,439          (13,220)
                  (101,923,000)   Japanese Yen         11/08/00          (949,888)       (935,666)          14,222
                   (57,480,000)   Japanese Yen         01/16/01          (537,699)       (534,784)           2,915
                     2,682,851    Japanese Yen         11/01/00            24,722          24,582             (140)
                     3,978,191    Japanese Yen         11/02/00            36,510          36,450              (60)
                     2,430,049    Japanese Yen         11/06/00            22,282          22,265              (16)
                   (24,957,600)   Japanese Yen         11/27/00          (234,630)       (230,163)           4,467
                   (21,230,200)   Japanese Yen         11/29/00          (198,348)       (195,883)           2,465
                   (93,149,755)   Japanese Yen         01/19/01          (872,044)       (867,082)           4,962
                   (55,468,800)   Japanese Yen         02/20/01          (528,686)       (519,067)           9,619
                   (24,622,290)   Japanese Yen         02/28/01          (238,000)       (230,715)           7,285
                   (11,200,000)   New Zealand Dollar   11/06/00        (5,066,492)     (4,455,360)         611,132
                      (112,000)   New Zealand Dollar   11/22/00           (45,129)        (44,419)             710
                    (2,183,000)   New Zealand Dollar   12/12/00          (879,869)       (864,603)          15,266
                    (1,221,000)   Norwegian Krone      12/07/00          (131,079)       (131,626)            (547)
                     1,092,000    Norwegian Krone      12/07/00           114,405         117,720            3,314
                    (2,942,000)   Swedish Krona        11/30/00          (294,731)       (295,390)            (660)
                     3,429,100    Swiss Franc          12/21/00         1,962,385       1,912,995          (49,390)
                    (4,825,400)   Swiss Franc          12/21/00        (2,805,514)     (2,698,014)         107,500
                                                                                                      ------------
                                                                                                      $  5,855,260
                                                                                                      ============

International         (659,247)   Australian Dollar    02/12/01   $      (385,012)    $  (343,201)    $     41,811
Growth Fund            659,247    Australian Dollar    02/12/01           348,649         343,201           (5,448)
                      (242,160)   British Pound        02/12/01          (361,837)       (351,274)          10,563
                       (60,916)   British Pound        06/26/01           (87,524)        (88,519)            (995)
                      (204,219)   Canadian Dollar      12/07/00          (137,364)       (134,279)           3,085
                      (444,593)   Canadian Dollar      02/09/01          (297,653)       (292,800)           4,854
                       133,876    Euro                 11/02/00           112,487         113,654            1,167
                       104,829    Euro                 11/03/00            88,994          88,994                0
                       340,666    Euro                 11/27/00           309,649         289,534          (20,115)
                       377,506    Euro                 11/29/00           340,831         320,870          (19,961)
                       156,406    Euro                 12/07/00           137,364         132,987           (4,377)
                     1,418,953    Euro                 01/19/01         1,207,103       1,208,669            1,566
                       329,645    Euro                 02/09/01           297,653         281,022          (16,631)
                       827,121    Euro                 02/12/01           746,849         705,198          (41,651)
                      (409,333)   Euro                 02/12/01          (348,649)       (348,995)            (345)
                       787,036    Euro                 02/20/01           772,042         671,221         (100,822)
                       100,067    Euro                 06/26/01            87,524          85,735           (1,789)
                     3,120,000    Hong Kong Dollar     11/03/00           400,087         400,062              (26)
                     9,988,965    Japanese Yen         11/01/00            92,047          91,524             (523)
                   (32,652,860)   Japanese Yen         11/27/00          (309,649)       (301,130)           8,519
                   (35,944,200)   Japanese Yen         11/29/00          (340,831)       (331,643)           9,188
                  (129,132,805)   Japanese Yen         01/19/01        (1,207,194)     (1,202,029)           5,165
                   (81,765,120)   Japanese Yen         02/20/01          (772,042)       (765,143)           6,900
                   (40,864,725)   Japanese Yen         02/28/01          (395,000)       (382,909)          12,091
                                                                                                      ------------
                                                                                                      $   (107,774)
                                                                                                      ============

Bond Fund          (10,539,000)   Euro                 11/20/00        (9,247,551)      8,954,532)    $    293,019
                                                                                                      ------------
                                                                                                      $    293,019
                                                                                                      ============

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


     H.   FUTURES

          A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset if appreciated or as a liability if depreciated) and not the actual underlying values. The Funds use futures contracts to generate current income or to reduce principal volatility.

          At October 31, 2000, the open futures contracts were as follows:

                                                                                     Net Unrealized
                                    Contracts   Expiration           Notional         Appreciation/
                                     To Buy        Date               Amount         (Depreciation)
                                   ---------------------------------------------------------------
GLOBAL FUND
DAX Index Future                          5       Dec '00        $       500,000      $    (20,925)
December 10-Year U.S.
   Treasury Bond                         36       Dec '00              3,600,000            31,916
Euro Bond Future                        117       Dec '00             11,700,000            44,600
FTSE 100 Index                           67       Dec '00              6,700,000           (88,876)
Japanese Bond Future                      9       Dec '00   (Yen)    900,000,000            35,581
Municipal Bond Futures                    2       Dec '00        $       200,000               964
Nikkei 300 Index Future (Osaka)         128       Dec '00   (Yen) 12,800,000,000          (242,742)
S&P 500 Index                           241       Dec '00        $     6,025,000        (4,506,088)
S&P/TSE 60 Index                          7       Dec '00                175,000           (52,537)
TOPIX Index Future                       39       Dec '00              3,900,000          (404,616)
                                                                                      ------------
                                                                                      $ (5,202,723)
                                                                                      ============
GROWTH FUND
S&P 500 Index                            10       Dec '00        $       250,000      $     69,250
                                                                                      ------------
                                                                                      $     69,250
                                                                                      ============
BOND FUND
December 10-Year U.S.
   Treasury Bond                        111       Dec '00        $    11,100,000      $     88,506
December Treasury Bond                   15       Dec '00              1,500,000             1,079
Euro Bond Future                        295       Dec '00             29,500,000            16,130
                                                                                      ------------
                                                                                      $    105,715
                                                                                      ============
                                                                                     Net Unrealized
                                    Contracts   Expiration           Notional         Appreciation/
                                     To Sell       Date               Amount         (Depreciation)
                                   ---------------------------------------------------------------
GLOBAL FUND
UK Gilt                                  13       Dec '00      (Pound) 1,300,000      $    (23,088)
                                                                                      ------------
                                                                                      $    (23,088)
                                                                                      ============
BOND FUND
December 5-Year U.S.
Treasury Bond                           314       Dec '00        $    31,400,000      $   (260,472)
UK Bond                                  49       Dec '00      (Pound) 4,900,000           (70,906)
                                                                                      ------------
                                                                                      $   (331,378)
                                                                                      ============

          Various U.S. Treasury securities, as footnoted on the Schedule of Investments, were held by brokers to satisfy the initial margin requirements related to these contracts.

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


     I.   OPTIONS

          Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

          If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If a Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If a Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

          The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, a Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

          The liability representing a Fund's obligation under an exchange traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options), if no bid and ask prices are available.
          Over-the-counter written or purchased options are valued using dealer-supplied quotations.

          When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over the counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

     J.   REPURCHASE AGREEMENTS

          As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2000, all outstanding repurchase agreements held by the funds had been entered into on October 31, 2000.

     K.   REVERSE REPURCHASE AGREEMENTS

          During the year ended October 31, 2000, the Fremont Bond Fund entered into reverse purchase agreements with certain brokers. Reverse purchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with and agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

          Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


          The difference between the selling price and the repurchase price is accounted for as interest expense. At October 31, 2000, outstanding reverse repurchase agreements for the Fremont Bond Fund, which were collateralized by mortgage-backed securities, were as follows:

                                Amount of
                                 Reverse
Collateral                     Repurchase   Interest   Maturity     Cost of       Value of
  Issuer   Counterparty        Agreements     Rate       Date     Collateral     Collateral
-------------------------------------------------------------------------------------------
          Morgan Stanley
FNMA      Dean Witter         $14,455,500    6.300%    01/26/01  $15,495,690    $15,182,730
          Morgan Stanley
FNR       Dean Witter           8,622,000    6.300%    01/26/01    9,681,480      8,903,088
                              -----------                                       -----------
                              $23,077,000                                       $24,085,818
                              ===========                                       ===========

          For the year ended October 31, 2000, the Fremont Bond Fund had an average amount outstanding of $34,529,893 and a maximum amount outstanding of $45,132,000.

     L.   SWAP AGREEMENTS

          During the fiscal year ended October 31, 2000, the Fremont Bond Fund entered into a swap agreement to protect the value of specific foreign fixed income securities. In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments. The swap agreement entered by the Fund calculates the obligations of the parties to the agreement on a "net basis". The Fund's obligations will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). The Fund's obligations under the swap agreement will be accrued daily, and any accrued, yet unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

          The Fund bears the risk of loss of the amount expected to be received under the swap agreement in the event of the default or bankruptcy of the swap counterparty. The Fund can enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

          The Fund records a net receivable or payable for the amount expected to be received or paid under the agreement if such amount was terminated on valuation. At October 31, 2000, the Fremont Bond Fund has a net payable of $155,903 and the Fremont Global Fund has a net receivable of $7,073 due to swap agreements.

          At October 31, 2000, the Funds had the following open swap agreements:

                                                                                                        Unrealized
                                                                   Maturity                            Appreciation/
       Pay                             Receive                       Date         Notional Amount     (Depreciation)
--------------------------------------------------------------------------------------------------------------------
BOND FUND
Fixed Rate 6.01%           3 Month Euribor                         01/04/30       E       400,000      $     (2,400)
Fixed Rate 6.000%          6 Month Libor (Euro)                    01/04/09       E       610,000            (8,073)
Fixed Rate 6.175%          6 Month Libor (Euro)                    05/22/30       E       460,000            (4,420)
Fixed Rate 6.250%          6 Month Libor Minus .540% (Euro)        01/04/24       E       130,000             2,181
Fixed Rate 1.112%          30 Year USD Swap Spread                 02/16/05       $     5,900,000           (35,022)
Zero Coupon Swap           3 Month Libor                           11/15/21       $       380,000            (7,072)
Zero Coupon Swap           3 Month Libor                           11/15/21       $       890,000           (22,746)
Zero Coupon Swap           3 Month Libor                           11/15/21       $     5,560,000           (78,351)
                                                                                                       ------------
                                                                                                       $   (155,903)
                                                                                                       ============
GLOBAL FUND
3 Month Libor              Fixed Rate 7.2908%                      07/21/05       $      500,000       $     11,112
3 Month Libor              Fixed Rate 6.735%                       01/15/06       $       800,000              (482)
6 Month Libor              Fixed Rate 7.010%                       09/20/05       $       800,000             8,546
Fixed Rate 1.31%           6 Month Libor (Yen)                     07/14/05       (Yen)78,000,000            (5,115)
Fixed Rate 2.035%          6 Month Libor (Yen)                     05/18/10       (Yen)65,000,000            (1,632)
Fixed Rate 5.930%          6 Month Libor (GBP)                     08/25/30       (Pound) 100,000            (2,972)
Fixed Rate 6.0135% (CN$)   3 Month Canadian Bank Acceptance (CN$)  01/15/06       CN$   1,200,000             6,377
Fixed Rate 6.069%          6 Month Libor (Euro)                    08/24/30       E       400,000             7,208
Fixed Rate 6.175%          6 Month Libor (Euro)                    05/22/30       E       440,000            (5,866)

                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000

                                                                                                        Unrealized
                                                                   Maturity                            Appreciation/
       Pay                             Receive                       Date         Notional Amount     (Depreciation)
--------------------------------------------------------------------------------------------------------------------
GLOBAL FUND (Cont.)
Fixed Rate 6.346% (CN$)    3 Month Canadian Bank Acceptance (CN$)  07/19/05       CN$   1,000,000            (4,247)
Fixed Rate 6.515% (CN$)    3 Month Canadian Bank Acceptance (CN$)  05/10/02       CN$   1,130,000            (6,122)
Fixed Rate 6.667% (AU$)    6 Month Australian Bank Bill (AU$)      09/20/05       AU$   1,400,000               266
                                                                                                       ------------
                                                                                                       $      7,073
                                                                                                       ============

     M.   SHORT SALES

          The Global Fund and Bond Fund have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. The Fund will have to pay any dividends or interest payable on the securities until they are replaced. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

          Short sales open at October 31, 2000 were as follows:

                                                                        Total
                         Shares                            Value       Proceeds
          ----------------------------------------------------------------------
          GLOBAL FUND   1,000,000   FNCL 6.5 11/00       $  962,188   $  956,250
                        1,200,000   U.S. Treasury Note    1,205,250    1,207,192
                                                         -----------------------
                                                         $2,167,438   $2,163,442
                                                         =======================
          BOND FUND     5,000,000   UK GILT Treasury     $9,199,442   $9,265,212
                                                         =======================

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
     INVESTMENT ADVISOR

     The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                                  Advisory Fee                     Administrative Fee
-------------------------------------------------------------------------------------------------------
Global Fund                                0.60% on all net assets              0.15% on all net assets

International Growth Fund*                 1.00% on all net assets              0.15% on all net assets

Emerging Markets Fund*                     1.00% on all net assets              0.15% on all net assets

U.S. Micro-Cap Fund                        2.50% on first $30 million                     --
                                           2.00% on next $70 million                      --
                                           1.50% on balance over $100 million             --

U.S. Small Cap Fund*                       1.00% on all net assets              0.15% on all net assets

Growth Fund                                0.50% on all net assets              0.15% on all net assets

Real Estate Securities Fund*               1.00% on all net assets                        --

Bond Fund*                                 0.40% on all net assets              0.15% on all net assets

Money Market Fund*                         0.30% on first $50 million           0.15% on all net assets
                                           0.20% on balance over $50 million              --

California Intermediate Tax-Free Fund*     0.40% on first $25 million           0.15% on all net assets
                                           0.35% on next $25 million                      --
                                           0.30% on next $50 million                      --
                                           0.25% on next $50 million                      --
                                           0.20% on balance over $150 million             --

     * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


     State Street Bank & Trust Company ("State Street") serves as custodian and investment accounting agent for the Fremont Funds. All fees charged by State Street are expenses of the Funds, however, fees for custody services are subject to reductions by credits earned on the cash balances of the Funds held by State Street as custodian.

     Ratios of expense have been disclosed both before and after the impact of these various waivers, reimbursements and credits under each Fund's Financial Highlights table.

     For the Bond Fund and the Money Market fund, all fees waived in the past cannot be recouped in the future.

     For the  International  Growth Fund,  the Emerging  Markets Fund,  the U.S.
     Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

     For the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the fiscal year ended October 31, 2000 the Advisor reimbursed expenses of $165,069, $155,861, $227,551, and $186,053, respectively, for the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund. The Advisor has not recouped waivers and reimbursements of $290,466, $274,132, $411,806 and $444,121, respectively, from the International Growth fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund as of October 31, 2000.

     For the Bond Fund, the Advisor has contractually waived 0.05% out of the 0.15% administrative fee beginning on March 1, 1999. For the year ended October 31, 2000, the Advisor waived administrative fees of $88,951 for the Bond Fund.

     For the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to .49% of average net assets beginning March 1, 1999. For the year ended October 31, 2000, the Advisor reimbursed expenses of $126,281 for the California Intermediate Tax-Free Fund. The Advisor has not recouped waivers and reimbursements of $250,727 for the California Intermediate Tax-Free Fund as of October 31, 2000.

     Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund.

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the fiscal year ended October 31, 2000, follows:

                                   Share                                                                Share
                                  Balance     Aggregate    Aggregate        Net                        Balance        Value
                                October 31,   Purchase       Sales       Realized                     October 31,   October 31,
Issuer                              1999        Cost          Cost      Gain/(Loss)      Income          2000          2000
                                -----------------------------------------------------------------------------------------------
Aaon, Inc.                             --   $11,545,564   $ 2,685,942   $   270,065    $        --   $   584,300   $12,343,337
Boston Communications
   Group, Inc.                    477,200     7,268,732            --            --             --     1,060,500    25,054,312
California Micro Devices
   Corp                                --    16,596,860       112,884       (30,816)            --     1,089,500    13,823,031
Cash America International        201,600    10,771,411            --            --         39,216     1,275,000     6,614,062
COMARCO, Inc.                          --    14,288,050            --            --             --       644,100    12,439,181
Datalink Corp.                    305,700    13,567,016     3,012,475      (468,821)            --       768,100     9,217,200
Endocare, Inc.                         --    16,315,669            --            --             --     1,113,700    19,698,569
Exigent International, Inc.            --     2,382,423            --            --             --       485,710       986,598
Fusion Medical
   Technologies, Inc.              78,000     9,982,000       168,213      (204,559)            --       791,100     6,526,575
Lojack Corp.                           --     8,189,691            --            --             --     1,098,300     8,786,400
McNaughton Apparel
   Group, Inc.                    316,500     2,780,457       340,855        (9,961)            --       509,200     7,001,500
Micro Component
   Technology, Inc.                    --     5,553,967            --            --             --       804,600     3,620,700
Modtech Holdings, Inc.             98,000     8,635,802            --            --             --     1,033,900    10,985,188
Northern Technologies
   International Corp.            258,950       642,504            --            --             --       347,850     2,413,209
Nucentrix Broadband
   Networks, Inc.                      --    16,949,900            --            --             --       651,200    14,733,400
Parlex Corp.                           --    21,353,988     1,240,402    (2,237,548)            --       529,000     8,464,000
RIT Technologies Ltd.                  --     8,580,769            --            --             --       696,100     6,243,147
Spectrum Control, Inc.                 --    12,536,557     1,345,881       271,144             --     1,045,000    12,931,875

     OTHER RELATED PARTIES

     At October 31, 2000, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                            % of Shares Outstanding
                                            -----------------------
          Global Fund                                  56%
          International Growth Fund                    48%
          Emerging Markets Fund                        35%
          U.S. Small Cap Fund                          19%
          Growth Fund                                  17%
          Real Estate Securities Fund                   8%
          Bond Fund                                    53%
          Money Market Fund                            88%
          California Intermediate Tax-Free Fund        68%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

88  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


3.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the fiscal year ended October 31, 2000 were as follows:

                                                 Purchases        Proceeds
                                                 ---------        --------
     Long-term securities excluding
       U.S. Government securities:
          Global Fund                          $570,438,457    $562,660,202
          International Growth Fund              55,706,153      32,164,569
          Emerging Markets Fund                  23,176,787      22,005,444
          U.S. Micro-Cap Fund                   924,569,929     720,402,385
          U.S. Small Cap Fund                   104,185,040      80,685,737
          Growth Fund                            86,630,844     117,717,817
          Real Estate Securities Fund            27,217,617      30,345,382
          Bond Fund                              94,170,649      96,625,159
          California Intermediate Tax-Free Fund 8,097,281 12,153,980 Long-term U.S. Government securities:
          Global Fund                           141,206,248     113,294,777
          Bond Fund                             401,240,153     339,687,719

     Transactions in written put and call options for the fiscal year ended October 31, 2000 for the Global Fund and the Bond Fund were as follows:

                                               Global Fund                Bond Fund
                                               -----------                ---------
                                          Amount of    Number of    Amount of    Number of
                                           Premiums    Contracts     Premiums    Contracts
                                          ------------------------------------------------
Options outstanding at October 31, 1999   $  16,898           27    $ 450,122        1,190
Options sold                                149,075       46,024      348,151      192,278
Options cancelled in closing purchase
   transactions                             (16,316)     (21,300)    (202,641)    (110,439)
Options expired prior to exercise          (145,599)     (20,747)    (538,556)     (82,837)
Options exercised                                --           --           --           --
                                          ------------------------------------------------
Options outstanding at October 31, 2000   $   4,058        4,004    $  57,076          192
                                          ================================================

     The following written options were outstanding at October 31, 2000:

                                                   Number
                                                     of    Exercise  Expiration
               Name of Issuer                    Contracts   Price      Date     Value
               ------------------------------------------------------------------------
GLOBAL FUND
Call Options:  March 90 Day Euro Dollar Futures        2     93.25     Mar '01  $ 1,400
               February Interest Rate Swap         4,000     6.50%     Feb '01    1,358
Put Options:   March 90 Day Euro Dollar Futures        2     92.75     Mar '01       25
                                                                                -------
                                                                                $ 2,783
                                                                                =======
BOND FUND
Call Options:  March 90 Day Euro Dollar Futures       69     93.25     Mar '01  $48,300
               December 10-year U.S. Treasury Bond
               Futures                                58    103.00     Dec '00    1,813
Put Options:   March 90-day Euro Dollar Futures       65     92.75     Mar '01      813
                                                                                -------
                                                                                $50,926
                                                                                =======

     The Global Fund and the Bond Fund received premiums of $4,058 and $57,076 on these contracts and an unrealized gain of $1,275 and $6,150, respectively. The notional value underlying these contracts for the Global Fund and the Bond Fund are $410,000 and $393,000, respectively.

                                                        FREMONT MUTUAL FUNDS  89

                           FREMONT MUTUAL FUNDS, INC.
               Notes to Financial Statements -- October 31, 2000


4.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) -- TAX BASIS

     At October 31, 2000, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                          Gross Aggregate Unrealized
                                                          --------------------------
                                             Cost        Appreciation    Depreciation         Net
                                             ----        ------------    ------------         ---
Global Fund                             $ 798,109,413   $  71,605,334   $ (67,825,988)   $   3,779,346
International Growth Fund                  76,968,052      12,536,402      (8,681,032)       3,855,370
Emerging Markets Fund                      14,589,020         890,385      (3,188,152)      (2,297,767)
U.S. Micro-Cap Fund                       778,252,716     139,891,784    (103,281,403)      36,610,381
U.S. Small Cap                             69,424,445      10,943,589      (9,406,488)       1,537,101
Growth Fund                                94,572,145      33,726,598      (5,384,602)      28,341,996
Real Estate Securities Fund                28,215,666         970,076      (2,116,666)      (1,146,590)
Bond Fund                                 338,541,381       1,283,611      (6,251,954)      (4,968,343)
Money Market Fund                         668,616,543              --              --               --
California Intermediate Tax-Free Fund      59,693,462       2,286,411         (77,973)       2,208,438

6.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. Each Fund's borrowings cannot exceed 20% of each Fund's net assets. Combined borrowings of all Funds cannot exceed the $75 million cap on the total line of credit. Each Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC.

     Borrowing activity under the line of credit for the fiscal year ended October 31, 2000 was as follows:

                                 Average Amount  Maximum Amount
      Fund                         Outstanding    Outstanding   Interest Expense
      --------------------------------------------------------------------------
      Bond Fund                     $   35,699     $2,735,000      $      722
      Emerging Markets Fund            150,437      2,300,000           7,911
      CA Tax-Free Fund                 107,851      2,679,000           7,110
      Money Market Fund                  1,270        155,000              75
      International Growth Fund        111,644      4,319,000           8,754
      Real Estate Fund                  35,021        772,700           1,441
      Growth Fund                       18,680      1,898,000           1,168
      Global Fund                       11,056      1,908,000             753
                                                                   $   27,934

7.   SIGNIFICANT EVENTS

     The International Small Cap Fund ceased operation effective December 17, 1999. The International Small Cap Fund was reorganized and merged its net assets into the International Growth Fund. This was accomplished by a tax-free exchange of 528,893 shares valued at $14.05 per share of the International Growth Fund for the net assets of the International Small Cap Fund, which aggregated $7,430,945, including $621,986 of unrealized appreciation. The combined net assets of the Fremont International Growth Fund immediately after the merger were $75,339,690.

90  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          Tax Designation (unaudited)


     In accordance with the Internal Revenue Code, the Funds are making the following designations (unaudited):

     LONG-TERM CAPITAL GAIN DIVIDENDS:

     Fremont Global Fund                            $ 46,198,333
     Fremont International Growth Fund                 2,461,223
     Fremont U.S. Micro-Cap Fund                       2,990,755
     Fremont U.S. Small Cap Fund                       2,076,929
     Fremont Growth Fund                               6,844,118
     Fremont California Intermediate Tax-Free Fund         7,704

     CORPORATE DIVIDEND RECEIVED DEDUCTIONS:

     Fremont Global Fund                                      4%
     Fremont Growth Fund                                     83%
     Fremont U.S. Micro-Cap Fund                              2%

     Please refer to the 2000 1099s for purposes of filing tax returns.

                                                        FREMONT MUTUAL FUNDS  91
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Fremont Funds
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
BR005a-0012